UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-4108

Oppenheimer Variable Account Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 3/28/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS March 28, 2013* / Unaudited

	Shares	Value		Shares	Value

Common Stocks—97.9%			Energy—7.6%

Consumer Discretionary—15.9%			Energy Equipment & Services—3.0%

Distributors—1.0%			Atwood Oceanics, Inc.[1]	124,170	$6,523,892

LKQ Corp.[1]	296,460	$6,450,970	Dresser-Rand Group, Inc.[1]	75,970	4,684,310

Hotels, Restaurants & Leisure—2.4%			Oceaneering International, Inc.	124,270	8,252,771

Dunkin’ Brands Group, Inc.	150,900	5,565,192			19,460,973

Norwegian Cruise Line Holdings Ltd.[1]	51,360	1,522,824	Oil, Gas & Consumable Fuels—4.6%
			Cabot Oil & Gas Corp.	124,300	8,403,923

Panera Bread Co., Cl. A1	49,240	8,136,418	Concho Resources, Inc.[1]	96,650	9,416,609

		15,224,434	Gulfport Energy Corp[1]	47,550	2,179,216

Household Durables—2.7%			Oasis Petroleum, Inc.[1]	235,510	8,965,866

Lennar Corp., Cl. A	197,650	8,198,522			28,965,614

Toll Brothers, Inc.[1]	165,220	5,657,133

Whirlpool Corp.	26,610	3,152,221	Financials—7.9%

		17,007,876	Capital Markets—2.6%

Internet & Catalog Retail—0.4%			Affiliated Managers Group, Inc.[1]	80,690	12,391,563

HomeAway, Inc.[1]	70,690	2,297,425	Raymond James Financial, Inc.	86,800	4,001,480

Leisure Equipment & Products—0.5%					16,393,043

Polaris Industries, Inc.	37,110	3,432,304	Commercial Banks—1.8%

Media—0.4%			First Republic Bank	149,720	5,782,186

Lions Gate Entertainment Corp.[1]	98,260	2,335,640	Signature Bank[1]	70,820	5,577,783

Specialty Retail—5.6%					11,359,969

Dick’s Sporting Goods, Inc.	61,830	2,924,559	Insurance—1.1%

Foot Locker, Inc.	93,560	3,203,494	ProAssurance Corp.	149,560	7,078,675

GNC Holdings, Inc., Cl. A	84,550	3,321,124	Real Estate Investment Trusts (REITs)—0.8%

Penske Automotive Group, Inc.	165,640	5,525,750	Ryman Hospitality Properties	105,169	4,811,482

Tractor Supply Co.	102,160	10,637,921	Real Estate Management & Development—1.2%

Ulta Salon, Cosmetics & Fragrance, Inc.[1]	60,160	4,883,187	Jones Lang LaSalle, Inc.	40,380	4,014,176

Urban Outfitters, Inc.[1]	111,660	4,325,708	Realogy Holdings Corp.[1]	80,670	3,939,923

		34,821,743			7,954,099

Textiles, Apparel & Luxury Goods—2.9%			Thrifts & Mortgage Finance—0.4%
Michael Kors Holdings Ltd.[1]	112,740	6,402,505	Ocwen Financial Corp.[1]	68,450	2,595,624

PVH Corp.	55,680	5,947,181

Under Armour, Inc., Cl. A1	105,000	5,376,000	Health Care—14.5%

		17,725,686	Biotechnology—2.7%
			Alexion Pharmaceuticals, Inc.[1]	68,300	6,293,162

Consumer Staples—2.4%			BioMarin Pharmaceutical, Inc.[1]	25,370	1,579,536

Food & Staples Retailing—1.6%			Medivation, Inc.[1]	66,970	3,132,187
Whole Foods Market, Inc.	112,910	9,794,943

Personal Products—0.8%
Estee Lauder Cos., Inc. (The), Cl. A	75,970	4,864,359

1  OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value		Shares	Value

Biotechnology (Continued)			Machinery (Continued)
Onyx Pharmaceuticals, Inc.[1]	60,620	$5,386,693	Terex Corp.[1]	129,000	$4,440,180

		16,391,578	Wabtec Corp.	72,740	7,427,481

Health Care Equipment & Supplies—3.9%					24,233,822

Cooper Cos., Inc. (The)	99,960	10,783,685	Road & Rail—2.7%

IDEXX Laboratories, Inc.[1]	50,810	4,694,336	Kansas City Southern	121,720	13,498,748

Sirona Dental Systems, Inc.[1]	120,010	8,848,337	Ryder System, Inc.	51,820	3,096,245

		24,326,358			16,594,993

Health Care Providers & Services—3.4%			Trading Companies & Distributors—1.6%
Catamaran Corp.[1]	155,224	8,231,529	United Rentals, Inc.[1]	178,150	9,792,906

DaVita HealthCare Partners, Inc.[1]	42,140	4,997,383	Information Technology—23.9%

Team Health Holdings, Inc.[1]	136,770	4,975,693	Communications Equipment—0.8%

Universal Health Services, Inc., Cl. B	49,650	3,171,146	Aruba Networks, Inc.[1]	195,980	4,848,545

		21,375,751	Computers & Peripherals—0.1%

Health Care Technology—1.3%			Stratasys Ltd.[1]	7,459	553,607

Cerner Corp.[1]	84,960	8,049,960	Electronic Equipment, Instruments, & Components—1.7%

Life Sciences Tools & Services—1.3%			IPG Photonics Corp.	56,250	3,735,562

Covance, Inc.[1]	22,060	1,639,499	Trimble Navigation Ltd.[1]	226,000	6,770,960

Illumina, Inc.[1]	60,420	3,262,680			10,506,522

PerkinElmer, Inc.	90,240	3,035,674	Internet Software & Services—4.8%

		7,937,853	CoStar Group, Inc.[1]	63,490	6,949,615

Pharmaceuticals—1.9%			Equinix, Inc.[1]	50,580	10,940,960

Actavis, Inc.[1]	102,850	9,473,513	LinkedIn Corp., Cl. A1	70,550	12,421,033

Zoetis, Inc.[1]	80,450	2,687,030			30,311,608

		12,160,543	IT Services—3.3%

Industrials—17.8%			Alliance Data Systems Corp.[1]	40,480	6,553,307

Aerospace & Defense—4.2%			Gartner, Inc.[1]	59,930	3,260,791

B/E Aerospace, Inc.[1]	130,590	7,873,271	MAXIMUS, Inc.	62,250	4,978,132

Hexcel Corp.1	208,420	6,046,264	Teradata Corp.[1]	54,690	3,199,912

TransDigm Group, Inc.	77,610	11,868,121	Vantiv, Inc., Cl. A1	142,270	3,377,490

		25,787,656			21,369,632

Building Products—1.3%			Semiconductors & Semiconductor Equipment—3.3%
Fortune Brands Home & Security, Inc.[1]	212,820	7,965,853	Avago Technologies Ltd.	94,460	3,393,003

Commercial Services & Supplies—0.8%			Cavium, Inc.[1]	178,340	6,921,375

Stericycle, Inc.[1]	48,820	5,183,708	KLA-Tencor Corp.	55,650	2,934,981

Electrical Equipment—3.4%			Microchip Technology, Inc.	82,930	3,048,507

AMETEK, Inc.	291,102	12,622,183	NXP Semiconductors NV1	153,280	4,638,253

Roper Industries, Inc.	69,540	8,853,137			20,936,119

		21,475,320	Software—9.9%

Machinery—3.8%			Aspen Technology, Inc.[1]	203,560	6,572,952

Graco, Inc.	53,030	3,077,331	CommVault Systems, Inc.[1]	100,290	8,221,774

Nordson Corp.	69,900	4,609,905	Concur Technologies, Inc.[1]	95,458	6,554,146

Pentair Ltd.	88,700	4,678,925

2  OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value		Shares	Value

Software (Continued)			Containers & Packaging—1.0%
Informatica Corp.[1]	170,040	$5,861,279	Ball Corp.	70,190	3,339,640

NetSuite, Inc.[1]	108,032	8,649,042	Rock-Tenn Co., Cl. A	35,400	3,284,766

Red Hat, Inc.[1]	93,090	4,706,630			6,624,406

ServiceNow, Inc.[1]	101,430	3,671,766

SolarWinds, Inc.[1]	118,500	7,003,350	Telecommunication Services—1.9%

Splunk, Inc.[1]	123,250	4,933,698	Wireless Telecommunication Services—1.9%

Ultimate Software Group, Inc. (The)[1]	48,110	5,011,138	SBA Communications Corp., Cl. A 1	161,810	11,653,556

Workday, Inc., Cl. A1	13,960	860,355	Total Common Stocks (Cost $423,338,882)		613,973,081

		62,046,130

			Investment Company—2.6%

Materials—6.0%			Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[2,3]

Chemicals—4.0%			(Cost $16,261,005)	16,261,005	16,261,005

Airgas, Inc.	15,795	1,566,232	Total Investments, at Value

Axiall Corp.	54,510	3,388,342	(Cost $439,599,887)	100.5%	630,234,086

CF Industries Holdings, Inc.	32,000	6,091,840	Liabilities in Excess of Other Assets	(0.5)	(2,989,429)

Cytec Industries, Inc.	62,080	4,598,886	Net Assets	100.0%	$627,244,657

Eastman Chemical Co.	43,070	3,009,301

Westlake Chemical Corp.	66,040	6,174,740

		24,829,341

Construction Materials—1.0%
Eagle Materials, Inc.	96,690	6,442,455

Footnotes to Statement of Investments

* March 28, 2013 represents the last business day of the Fund’s quarterly period. See accompanying Notes.

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares March 28, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	11,313,011	57,226,801	52,278,807	16,261,005

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$16,261,005	$2,922

3. Rate shown is the 7-day yield as of March 28, 2013.

3  OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

The Fund changed its name to Oppenheimer Discovery Mid Cap Growth Fund/VA from Oppenheimer Small- & Mid-Cap Growth Fund/VA.

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer

4  OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued

5  OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

6  OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

The table below categorizes amounts as of March 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$99,296,078	$—	$—	$99,296,078
Consumer Staples	14,659,302	—	—	14,659,302
Energy	48,426,587	—	—	48,426,587
Financials	50,192,892	—	—	50,192,892
Health Care	90,242,043	—	—	90,242,043
Industrials	111,034,258	—	—	111,034,258
Information Technology	150,572,163	—	—	150,572,163
Materials	37,896,202	—	—	37,896,202
Telecommunication Services	11,653,556	—	—	11,653,556
Investment Company	16,261,005	—	—	16,261,005

Total Assets	$630,234,086	$—	$—	$630,234,086

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 28, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Total federal tax cost	$439,954,734

Gross unrealized appreciation	$191,687,749
Gross unrealized depreciation	(1,408,397)

Net unrealized appreciation	$190,279,352

7  OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

	Shares		Value
Common Stocks—59.4%
Consumer Discretionary—4.8%
Automobiles—0.5%
Ford Motor Co.	121,180	$	1,593,517
Hotels, Restaurants & Leisure—0.8%
Las Vegas Sands Corp.	9,580		539,833
MGM Mirage, Inc.[1]	140,200		1,843,630

			2,383,463
Household Durables—0.9%
Newell Rubbermaid, Inc.	97,110		2,534,571
Media—0.6%
Comcast Corp., Cl. A	45,130		1,895,911
Multiline Retail—1.2%
Target Corp.	53,200		3,641,540
Specialty Retail—0.8%
Lowe’s Cos., Inc.	60,060		2,277,475
Consumer Staples—7.0%
Beverages—1.4%
Molson Coors Brewing Co., Cl. B, Non-Vtg.	46,690		2,284,542
PepsiCo, Inc.	23,430		1,853,547

			4,138,089
Food & Staples Retailing—2.2%
Sysco Corp.	25,740		905,276
Walgreen Co.	118,130		5,632,438

			6,537,714
Food Products—1.9%
ConAgra Foods, Inc.	25,350		907,784
Kellogg Co.	29,250		1,884,578
Tyson Foods, Inc., Cl. A	75,570		1,875,647
Unilever NV, NY Shares	22,080		905,280

			5,573,289
Household Products—1.2%
Procter & Gamble Co. (The)	46,690		3,597,931
Tobacco—0.3%
Lorillard, Inc.	22,300		899,805
Energy—7.0%
Energy Equipment & Services—0.6%
Baker Hughes, Inc.	38,890		1,804,885
Oil, Gas & Consumable Fuels—6.4%
Anadarko Petroleum Corp.	10,400		909,480
Apache Corp.	17,820		1,374,991
BP plc, ADR	66,270		2,806,535
Chevron Corp.	59,930		7,120,883
Devon Energy Corp.	38,990		2,199,816
Exxon Mobil Corp.	30,230		2,724,025
Suncor Energy, Inc.	59,760		1,793,398

			18,929,128
Financials—14.7%
Capital Markets—3.4%
BlackRock, Inc.	2,740		703,851

1	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

	Shares		Value
Capital Markets Continued
Charles Schwab Corp. (The)	50,620	$	895,468
Goldman Sachs Group, Inc. (The)	44,890		6,605,564
Northern Trust Corp.	33,080		1,804,845

			10,009,728
Commercial Banks—3.5%
CIT Group, Inc.[1]	24,540		1,066,999
M&T Bank Corp.	38,520		3,973,723
SunTrust Banks, Inc.	92,200		2,656,282
Wells Fargo & Co.	72,890		2,696,201

			10,393,205
Consumer Finance—0.2%
Capital One Financial Corp.	11,820		649,509
Diversified Financial Services—3.5%
Bank of America Corp.	255,630		3,113,573
Citigroup, Inc.	95,850		4,240,404
JPMorgan Chase & Co.	62,610		2,971,471

			10,325,448
Insurance—4.1%
ACE Ltd.	59,030		5,251,899
Aflac, Inc.	13,340		693,947
Allstate Corp.	18,380		901,907
American International Group, Inc.[1]	23,460		910,717
Marsh & McLennan Cos., Inc.	72,740		2,761,938
Travelers Cos., Inc. (The)	21,430		1,804,192

			12,324,600
Health Care—7.5%
Biotechnology—0.3%
Amgen, Inc.	9,850		1,009,724
Health Care Equipment & Supplies—1.3%
Baxter International, Inc.	52,600		3,820,864
Health Care Providers & Services—1.9%
Cardinal Health, Inc.	12,740		530,239
Humana, Inc.	58,140		4,018,055
UnitedHealth Group, Inc.	16,270		930,807

			5,479,101
Pharmaceuticals—4.0%
Bristol-Myers Squibb Co.	33,800		1,392,222
Merck & Co., Inc.	114,630		5,070,085
Novartis AG, ADR	25,810		1,838,704
Pfizer, Inc.	47,550		1,372,293
Roche Holding Ltd., Sponsored ADR[1]	16,050		940,530
Sanofi-Aventis SA, ADR	18,340		936,807
Teva Pharmaceutical Industries Ltd., Sponsored ADR	10,050		398,784

			11,949,425
Industrials—7.8%
Aerospace & Defense—2.3%
Honeywell International, Inc.	60,560		4,563,196

2	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

	Shares		Value
Aerospace & Defense Continued
United Technologies Corp.	24,130	$	2,254,466

			6,817,662
Air Freight & Logistics—0.1%
FedEx Corp.	4,300		422,260
Airlines—1.2%
Delta Air Lines, Inc.[1]	53,210		878,497
United Continental Holdings, Inc.[1]	83,110		2,660,351

			3,538,848
Commercial Services & Supplies—1.0%
Tyco International Ltd.	95,900		3,068,800
Construction & Engineering—0.6%
Quanta Services, Inc.[1]	61,800		1,766,244
Electrical Equipment—0.6%
ABB Ltd., Sponsored ADR	23,540		535,770
Eaton Corp. plc	21,500		1,316,875

			1,852,645
Machinery—1.4%
AGCO Corp.	53,830		2,805,620
Navistar International Corp.[1]	37,070		1,281,510

			4,087,130
Trading Companies & Distributors—0.6%
Wesco International, Inc.[1]	24,480		1,777,493
Information Technology—4.5%
Communications Equipment—0.4%
Cisco Systems, Inc.	63,750		1,333,013
Computers & Peripherals—1.6%
Apple, Inc.	4,300		1,903,309
EMC Corp.[1]	18,080		431,931
SanDisk Corp.[1]	46,790		2,573,450

			4,908,690
Electronic Equipment, Instruments & Components—0.8%
TE Connectivity Ltd.	53,870		2,258,769
Semiconductors & Semiconductor Equipment—1.4%
Microchip Technology, Inc.	14,790		543,680
Micron Technology, Inc.[1]	99,690		994,906
Xilinx, Inc.	66,080		2,522,274

			4,060,860
Software—0.3%
Oracle Corp.	25,130		812,704
Materials—1.6%
Chemicals—1.6%
Celanese Corp., Series A	27,190		1,197,720
Lyondellbasell Industries NV, Cl. A	29,946		1,895,282
Mosaic Co. (The)	29,420		1,753,726

			4,846,728

3	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Shares		Value
Telecommunication Services—2.8%
Diversified Telecommunication Services—2.3%
CenturyLink, Inc.		25,400	$	892,302
Orbcomm, Inc.[1]		375		1,954
Verizon Communications, Inc.		123,080		6,049,382

				6,943,638
Wireless Telecommunication Services—0.5%
Vodafone Group plc, Sponsored ADR		54,690		1,553,743
Utilities—1.7%
Electric Utilities—1.5%
American Electric Power Co., Inc.		53,850		2,618,726
Edison International		40,660		2,046,011

				4,664,737
Multi-Utilities—0.2%
PG&E Corp.		12,240		545,047

Total Common Stocks (Cost $151,556,305)				177,027,933

		Principal Amount
Asset-Backed Securities—5.6%
AESOP Funding II LLC, Automobile Receivables Nts., Series 2011-1A, Cl. A, 1.85%, 11/20/14[2]	$	185,000		186,303
Ally Master Owner Trust, Asset-Backed Nts., Series 2012-2, Cl. A, 0.703%, 3/15/16[3]		350,000		350,267
American Credit Acceptance Receivables Trust 2012-2, Automobile Receivables-Backed Nts., Series 2012-2, Cl. A, 1.89%, 7/15/16[2]		233,606		234,542
American Credit Acceptance Receivables Trust 2012-3, Automobile Receivable Nts.: Series 2012-3, Cl. A, 1.64%, 11/15/16[2]		97,766		97,787
Series 2012-3, Cl. C, 2.78%, 9/17/18[2]		55,000		54,992
AmeriCredit Automobile Receivables Trust 2010-1, Automobile Receivables-Backed Nts., Series 2010-1, Cl. D, 6.65%, 7/17/17		210,000		223,396
AmeriCredit Automobile Receivables Trust 2010-2, Automobile Receivables-Backed Nts.: Series 2010-2, Cl. C, 4.52%, 10/8/15		290,000		297,591
Series 2010-2, Cl. D, 6.24%, 6/8/16		40,000		42,771
AmeriCredit Automobile Receivables Trust 2011-1, Automobile Receivables-Backed Nts., Series 2011-1, Cl. D, 4.26%, 2/8/17		90,000		95,269
AmeriCredit Automobile Receivables Trust 2011-2, Automobile Receivables-Backed Nts.: Series 2011-2, Cl. B, 2.33%, 3/8/16		300,000		304,010
Series 2011-2, Cl. D, 4%, 5/8/17		300,000		317,405
AmeriCredit Automobile Receivables Trust 2011-4, Automobile Receivables-Backed Nts., Series 2011-4, Cl. D, 4.08%, 9/8/17		500,000		528,851
AmeriCredit Automobile Receivables Trust 2011-5, Automobile Receivables-Backed Nts., Series 2011-5, Cl. D, 5.05%, 12/8/17		305,000		331,841

4	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. D, 4.72%, 3/8/18	$	540,000	$	588,413
AmeriCredit Automobile Receivables Trust 2012-2, Automobile Receivables-Backed Nts., Series 2012-2, Cl. D, 3.38%, 4/9/18		455,000		476,601
AmeriCredit Automobile Receivables Trust 2012-5, Automobile Receivables-Backed Nts.: Series 2012-5, Cl. C, 1.69%, 11/8/18		165,000		166,513
Series 2012-5, Cl. D, 2.35%, 12/10/18		225,000		228,464
AmeriCredit Automobile Receivables Trust 2013-1, Automobile Receivables-Backed Nts.: Series 2013-1, Cl. C, 1.57%, 1/8/19		225,000		225,734
Series 2013-1, Cl. D, 2.09%, 2/8/19		195,000		195,328
Avis Budget Rental Car Funding AESOP LLC, Automobile Receivable Nts.: Series 2010-3A, Cl. A, 4.64%, 5/20/16[2]		20,000		21,485
Series 2011-2A, Cl. A, 2.37%, 11/20/14[2]		300,000		306,504
Series 2011-3A, Cl. B, 4.74%, 11/20/17[2]		150,000		162,905
Series 2012-1A, Cl. A, 2.054%, 8/20/16[2]		235,000		240,429
Capital Auto Receivables Asset Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 2.19%, 9/20/21		125,000		124,970
CarMax Auto Owner Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 1.99%, 8/15/19		105,000		105,294
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/16[2]		48,402		51,068
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15		250,000		252,105
CPS Auto Trust, Automobile Receivable Nts.: Series 2012-B, Cl. A, 2.52%, 9/16/19[2]		285,919		286,933
Series 2012-C, Cl. A, 1.82%, 12/16/19[2]		100,911		101,423
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts.: Series 2012-1A, Cl. A, 2.20%, 9/16/19[2]		175,000		177,440
Series 2012-2A, Cl. A, 1.52%, 3/16/20[2]		100,000		100,680
Series 2012-2A, Cl. B, 2.21%, 9/15/20[2]		50,000		50,510
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16		310,000		314,770
DT Auto Owner Trust 2010-1A, Automobile Receivable Nts., Series 2010-1A, Cl. D, 5.92%, 9/15/16[2]		151,048		151,870
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/17/15[2]		197,640		198,399
DT Auto Owner Trust 2011-2A, Automobile Receivable Nts., Series 2011-2A, Cl. C, 3.05%, 2/16/16[2]		81,534		81,727
DT Auto Owner Trust 2011-3A, Automobile Receivable Nts., Series 2011-3A, Cl. C, 4.03%, 12/15/17[2]		299,000		303,874
DT Auto Owner Trust 2012-1A, Automobile Receivable Nts., Series 2012-1A, Cl. A, 1.05%, 1/15/15[2]		74,040		74,118
DT Auto Owner Trust 2012-2, Automobile Receivable Nts.: Series 2012-2, Cl. C, 2.72%, 4/17/17[2]		65,000		65,882

5	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Series 2012-2, Cl. D, 4.35%, 3/15/19[2]	$	80,000	$	82,818
Enterprise Fleet Financing LLC, Automobile Receivable Nts., Series 2012-2, Cl. A2, 0.72%, 4/20/18[2]		40,000		40,017
Exeter Automobile Receivables Trust, Automobile Receivable Nts.: Series 2012-1A, Cl. A, 2.02%, 8/15/16[2]		117,955		118,607
Series 2012-2A, Cl. A, 1.30%, 6/15/17[2]		124,563		124,924
Series 2012-2A, Cl. B, 2.22%, 12/15/17[2]		130,000		131,690
Series 2012-2A, Cl. C, 3.06%, 7/16/18[2]		35,000		35,512
First Investors Auto Owner Trust 2011-1, Automobile Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15		13,131		13,139
First Investors Auto Owner Trust 2012-1A, Automobile Receivables Nts., Series 2012-1A, Cl. D, 5.65%, 4/15/18[2]		140,000		150,193
Ford Credit Auto Owner Trust 2013-A, Automobile Receivables Nts., Series 2013-A, Cl. D, 1.86%, 8/15/19		195,000		195,781
Ford Credit Floorplan Master Owner Trust A, Automobile Receivable Nts.: Series 2012-1, Cl. A, 0.673%, 1/15/16[3]		155,000		155,425
Series 2012-2, Cl. C, 2.86%, 1/15/19		215,000		225,843
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 1.553%, 3/15/16[3]		375,000		377,010
Prestige Auto Receivables Trust, Automobile Receivable Nts., Series 2011-1A, Cl. D, 5.18%, 7/16/18		300,000		315,547
Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts., Series 2010-3, Cl. C, 3.06%, 11/15/17		350,000		361,292
Santander Drive Auto Receivables Trust 2010-A, Automobile Receivables Nts., Series 2010-A, Cl. A3, 1.83%, 11/17/14[2]		48,697		48,952
Santander Drive Auto Receivables Trust 2010-B, Automobile Receivables Nts., Series 2010-B, Cl. C, 3.02%, 10/17/16[2]		290,000		294,566
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17		360,000		376,385
Santander Drive Auto Receivables Trust 2011-4, Automobile Receivables Nts., Series 2011-4, Cl. B, 2.90%, 5/16/16		105,000		107,497
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[4]		131,063		131,564
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17[4]		127,613		128,609
Santander Drive Auto Receivables Trust 2012-1, Automobile Receivables Nts., Series 2012-1, Cl. A2, 1.25%, 4/15/15		35,123		35,217
Santander Drive Auto Receivables Trust 2012-2, Automobile Receivables Nts.: Series 2012-2, Cl. C, 3.20%, 2/15/18		345,000		358,912
Series 2012-2, Cl. D, 3.87%, 2/15/18		375,000		395,103
Santander Drive Auto Receivables Trust 2012-4, Automobile Receivables Nts.: Series 2012-4, Cl. B, 1.83%, 3/15/17		575,000		583,988
Series 2012-4, Cl. D, 3.50%, 6/15/18		495,000		519,863

6	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Santander Drive Auto Receivables Trust 2012-5, Automobile Receivables Nts.: Series 2012-5, Cl. C, 2.70%, 8/15/18	$	125,000	$	130,551
Series 2012-5, Cl. D, 3.30%, 9/17/18		540,000		558,601
Santander Drive Auto Receivables Trust 2012-6, Automobile Receivables Nts., Series 2012-6, Cl. D, 2.52%, 9/17/18		585,000		594,734
Santander Drive Auto Receivables Trust 2012-AA, Automobile Receivables Nts., Series 2012-AA, Cl. D, 2.46%, 12/17/18[2]		170,000		172,934
Santander Drive Auto Receivables Trust 2013-1, Automobile Receivables Nts.: Series 2013-1, Cl. C, 1.76%, 1/15/19		295,000		297,329
Series 2013-1, Cl. D, 2.80%, 1/15/19		155,000		155,159
Santander Drive Auto Receivables Trust 2013-2, Automobile Receivables Nts., Series 2013-2, Cl. D, 2.70%, 3/15/19		215,000		215,139
SNAAC Auto Receivables Trust, Automobile Receivable Nts.: Series 2012-1A, Cl. A, 1.78%, 6/15/16[2]		108,975		109,616
Series 2012-1A, Cl. C, 4.38%, 6/15/17[2]		125,000		129,334
United Auto Credit Securitization Trust 2012-1, Automobile Receivables Nts.: Series 2012-1, Cl. A2, 1.10%, 3/16/15		100,000		100,035
Series 2012-1, Cl. B, 1.87%, 9/15/15		170,000		170,085
Series 2012-1, Cl. C, 2.52%, 3/15/16		120,000		120,055
Series 2012-1, Cl. D, 3.12%, 3/15/18		85,000		85,050
Westlake Automobile Receivables Trust 2012-1, Automobile Receivable Nts., Series 2012-1, Cl. D, 1.03%, 3/15/16[2]		100,000		100,202
Wheels SPV LLC, Asset-Backed Nts., Series 2012-1, Cl. A2, 1.19%, 3/20/21[2]		157,127		158,042
World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2012-B, Cl. A, 1.76%, 5/17/21		115,000		117,143

Total Asset-Backed Securities (Cost $16,437,140)				16,640,927
Mortgage-Backed Obligations—22.0%
Government Agency—16.9%
FHLMC/FNMA/FHLB/Sponsored—16.6%
Federal Home Loan Mortgage Corp.: 3.50%, 4/1/43[5]		990,000		1,042,091
4.50%, 10/1/18		92,752		98,791
5%, 12/1/34		6,679		7,251
5.50%, 9/1/39		971,199		1,063,901
6.50%, 4/1/18-4/1/34		76,285		86,359
7%, 10/1/31-10/1/37		481,099		557,163
8%, 4/1/16		20,437		21,628
9%, 8/1/22-5/1/25		10,010		11,265
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Series 2426, Cl. BG, 6%, 3/15/17		176,877		189,092
Series 2427, Cl. ZM, 6.50%, 3/1/32		254,444		293,597
Series 2461, Cl. PZ, 6.50%, 6/1/32		129,266		149,109
Series 2500, Cl. FD, 0.703%, 3/15/32[3]		18,329		18,520
Series 2526, Cl. FE, 0.603%, 6/15/29[3]		22,991		23,136
Series 2551, Cl. FD, 0.603%, 1/15/33[3]		15,148		15,252
Series 2626, Cl. TB, 5%, 6/1/33		323,956		355,611

7	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
FHLMC/FNMA/FHLB/Sponsored Continued
Series 3025, Cl. SJ, 24.005%, 8/15/35[3]	$	49,117	$	72,363
Series 3822, Cl. JA, 5%, 6/1/40		316,952		332,445
Series 3848, Cl. WL, 4%, 4/1/40		331,861		353,626
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Series 183, Cl. IO, 17.594%, 4/1/27[6]		164,369		24,804
Series 192, Cl. IO, 11.062%, 2/1/28[6]		42,100		10,038
Series 2130, Cl. SC, 55.095%, 3/15/29[6]		141,846		34,303
Series 243, Cl. 6, 0%, 12/15/32[6,7]		140,137		31,974
Series 2796, Cl. SD, 64.651%, 7/15/26[6]		201,443		39,291
Series 2802, Cl. AS, 40.914%, 4/15/33[6]		63,338		2,362
Series 2920, Cl. S, 63.327%, 1/15/35[6]		1,024,809		186,255
Series 2922, Cl. SE, 11.402%, 2/15/35[6]		61,236		11,387
Series 3201, Cl. SG, 9.826%, 8/15/36[6]		159,699		23,102
Series 3450, Cl. BI, 16.389%, 5/15/38[6]		195,098		28,509
Series 3606, Cl. SN, 9.33%, 12/15/39[6]		101,089		16,464
Series 3662, Cl. SM, 28.564%, 10/15/32[6]		174,998		22,750
Series 3736, Cl. SN, 10.674%, 10/15/40[6]		678,662		109,674
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.594%, 6/1/26[8]		46,867		42,264
Federal National Mortgage Assn.: 2.50%, 4/1/28[5]		14,390,000		14,931,874
3.50%, 4/1/28[5]		835,000		885,361
4%, 4/1/43[5]		4,670,000		4,980,117
4.50%, 4/1/28-4/1/43[5]		6,214,000		6,695,517
5%, 4/1/43[5]		465,000		503,799
5.50%, 9/1/20		7,072		7,745
6%, 11/1/17-3/1/37		618,991		676,884
6%, 4/1/43[5]		425,000		465,574
6.50%, 5/1/17-10/1/19		146,014		156,748
7%, 11/1/17-10/1/35		68,792		74,557
7.50%, 1/1/33		140,298		170,238
8.50%, 7/1/32		6,839		8,075
Federal National Mortgage Assn., 15 yr., 3%, 4/1/28[5]		1,125,000		1,183,140
Federal National Mortgage Assn., 30 yr., 3.50%, 4/1/43[5]		6,670,000		7,045,188
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Trust 1998-61, Cl. PL, 6%, 11/25/28		115,486		130,958
Trust 2003-130, Cl. CS, 13.692%, 12/25/33[3]		30,637		37,457
Trust 2003-28, Cl. KG, 5.50%, 4/25/23		574,817		635,732
Trust 2004-101, Cl. BG, 5%, 1/25/20		583,842		621,633
Trust 2005-104, Cl. MC, 5.50%, 12/25/25		590,115		654,120
Trust 2005-31, Cl. PB, 5.50%, 4/25/35		250,000		307,106
Trust 2005-69, Cl. LE, 5.50%, 11/1/33		72,123		73,733
Trust 2006-11, Cl. PS, 23.818%, 3/25/36[3]		173,526		255,059
Trust 2006-46, Cl. SW, 23.451%, 6/25/36[3]		132,213		194,785
Trust 2006-50, Cl. KS, 23.451%, 6/25/36[3]		30,394		45,006
Trust 2007-109, Cl. NF, 0.754%, 12/25/37[3]		304,188		308,100

8	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
FHLMC/FNMA/FHLB/Sponsored Continued
Trust 2007-42, Cl. A, 6%, 2/1/33	$	118,463	$	120,526
Trust 2009-36, Cl. FA, 1.144%, 6/25/37[3]		314,318		318,534
Trust 2009-37, Cl. HA, 4%, 4/1/19		248,531		263,688
Trust 2009-70, Cl. PA, 5%, 8/1/35		87,410		88,046
Trust 2011-15, Cl. DA, 4%, 3/1/41		137,511		146,950
Trust 2011-3, Cl. KA, 5%, 4/1/40		340,284		374,871
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Trust 2001-65, Cl. S, 26.136%, 11/25/31[6]		296,442		68,415
Trust 2001-81, Cl. S, 22.481%, 1/25/32[6]		72,959		15,466
Trust 2002-47, Cl. NS, 33.976%, 4/25/32[6]		202,245		45,800
Trust 2002-51, Cl. S, 34.173%, 8/25/32[6]		185,709		40,277
Trust 2002-52, Cl. SD, 40.484%, 9/25/32[6]		245,176		50,950
Trust 2002-77, Cl. SH, 36.841%, 12/18/32[6]		114,695		22,895
Trust 2002-84, Cl. SA, 32.304%, 12/25/32[6]		290,377		55,014
Trust 2002-9, Cl. MS, 25.952%, 3/25/32[6]		79,070		16,559
Trust 2003-33, Cl. SP, 25.47%, 5/25/33[6]		315,326		47,759
Trust 2003-4, Cl. S, 27.611%, 2/25/33[6]		184,679		35,383
Trust 2003-46, Cl. IH, 0%, 6/1/23[6,7]		670,404		90,174
Trust 2003-89, Cl. XS, 0%, 11/25/32[6,7]		5,655		18
Trust 2004-54, Cl. DS, 45.205%, 11/25/30[6]		194,434		37,648
Trust 2004-56, Cl. SE, 11.346%, 10/25/33[6]		60,160		10,856
Trust 2005-12, Cl. SC, 14.367%, 3/25/35[6]		30,734		5,912
Trust 2005-14, Cl. SE, 42.81%, 3/25/35[6]		99,581		14,759
Trust 2005-40, Cl. SA, 54.925%, 5/25/35[6]		527,372		98,157
Trust 2005-71, Cl. SA, 58.628%, 8/25/25[6]		531,691		82,523
Trust 2005-93, Cl. SI, 18.381%, 10/25/35[6]		141,292		23,043
Trust 2007-75, Cl. BI, 8.156%, 8/25/37[6]		1,031,229		213,855
Trust 2007-88, Cl. XI, 40.011%, 6/25/37[6]		414,127		62,675
Trust 2008-46, Cl. EI, 17.048%, 6/25/38[6]		197,191		29,240
Trust 2008-55, Cl. SA, 8.822%, 7/25/38[6]		347,435		50,918
Trust 2009-8, Cl. BS, 22.687%, 2/25/24[6]		107,325		10,220
Trust 222, Cl. 2, 27.348%, 6/1/23[6]		344,884		62,016
Trust 233, Cl. 2, 48.013%, 8/1/23[6]		238,289		45,651
Trust 252, Cl. 2, 44.236%, 11/1/23[6]		310,979		59,519
Trust 319, Cl. 2, 3.067%, 2/1/32[6]		75,485		18,042
Trust 320, Cl. 2, 11.67%, 4/1/32[6]		22,827		3,692
Trust 321, Cl. 2, 1.579%, 4/1/32[6]		266,246		63,079
Trust 331, Cl. 9, 6.882%, 2/1/33[6]		277,030		64,916
Trust 334, Cl. 17, 13.985%, 2/1/33[6]		167,237		34,297
Trust 339, Cl. 12, 19.242%, 6/1/33[6]		261,425		48,961
Trust 339, Cl. 7, 70.367%, 8/1/33[6]		753,870		112,858
Trust 343, Cl. 13, 38.592%, 9/1/33[6]		239,109		35,526
Trust 345, Cl. 9, 99.999%, 1/1/34[6]		226,954		32,323
Trust 351, Cl. 10, 9.684%, 4/1/34[6]		34,518		5,103
Trust 351, Cl. 8, 33.498%, 4/1/34[6]		113,409		16,710

9	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
FHLMC/FNMA/FHLB/Sponsored Continued
Trust 356, Cl. 10, 74.376%, 6/1/35[6]	$	84,216	$	12,032
Trust 356, Cl. 12, 84.292%, 2/1/35[6]		45,023		6,400
Trust 362, Cl. 13, 38.859%, 8/1/35[6]		310,792		51,424
Trust 364, Cl. 16, 84.362%, 9/1/35[6]		219,073		29,373
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.112%, 9/25/23[8]		125,265		117,565

				49,583,501
GNMA/Guaranteed—0.3%
Government National Mortgage Assn.: 7%, 1/1/24		67,947		79,598
7.50%, 1/1/23-6/1/24		55,102		61,401
8%, 5/1/17-4/15/23		43,650		49,287
8.50%, 8/1/17-12/15/17		13,021		13,908
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Series 2001-21, Cl. SB, 79.584%, 1/16/27[6]		253,903		51,302
Series 2002-15, Cl. SM, 69.941%, 2/16/32[6]		286,987		62,712
Series 2002-76, Cl. SY, 79.526%, 12/16/26[6]		674,951		150,479
Series 2004-11, Cl. SM, 73.268%, 1/17/30[6]		243,158		64,563
Series 2007-17, Cl. AI, 22.875%, 4/16/37[6]		656,437		136,575
Series 2011-52, Cl. HS, 13.376%, 4/16/41[6]		316,617		81,095

				750,920
Non-Agency—5.1%
Commercial—3.3%
Banc of America Commercial Mortgage Trust 2006-6, Commercial Mtg. Pass-Through Certificates, Series 2006-6, Cl. AM, 5.39%, 10/1/45		265,000		290,280
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.353%, 6/1/47[3]		177,610		158,442
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR17, Cl. AM, 5.893%, 6/1/50[3]		305,000		354,012
CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/44[2]		74,664		75,903
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37		35,894		30,003
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.053%, 12/1/49[3]		90,000		104,430
Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates: Series 2012-CR5, Cl. E, 4.335%, 12/1/45[3]		50,000		46,439
Series 2012-CR4, Cl. D, 4.579%, 10/1/45[2,3]		35,000		33,317
Credit Suisse First Boston Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2005-C6, Cl. AJ, 5.23%, 12/1/40		275,000		295,764
CSMC Mortgage-Backed Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. 1A4, 6%, 7/1/36		289,489		225,098

10	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Commercial Continued
CSMC Mortgage-Backed Trust 2006-C1, Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.404%, 2/1/39[3]	$	175,000	$	191,053
DBUBS Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-LC1, Cl. E, 5.557%, 11/1/46[2,3]		50,000		53,306
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36		284,794		215,911
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: Series 2012-CR5, Cl. XA, 3.847%, 12/1/45[6]		448,286		54,523
Series 2010-C1, Cl. XPA, 5.01%, 7/1/46[2,6]		2,991,374		161,500
EverBank Mortgage Loan Trust, Commercial Mtg. Pass-Through Certificates, Series 2013-1, Cl. A1, 2.25%, 4/1/43		470,000		469,906
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35		286,553		292,672
First Horizon Alternative Mortgage Securities Trust 2005-FA8, Mtg. Pass-Through Certificates, Series 2005-FA8, Cl. 1A6, 0.854%, 11/25/35[3]		228,387		173,430
First Horizon Alternative Mortgage Securities Trust 2005-FA9, Mtg. Pass-Through Certificates, Series 2005-FA9, Cl. A4A, 5.50%, 12/1/35		20,123		18,783
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/1/37		497,483		398,266
First Horizon Alternative Mortgage Securities Trust 2007-FA4, Mtg. Pass-Through Certificates, Series 2007-FA4, Cl. 1A6, 6.25%, 8/1/37[3]		250,558		220,196
FREMF Mortgage Trust 2013-K25, Commerical Mtg. Pass-Through Certificates, Series 2013-K25, Cl. C, 3.617%, 11/1/45[3]		60,000		56,142
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2006-GG7, Commercial Mtg. Pass-Through Certificates, Series 2006-GG7, Cl. AM, 5.866%, 7/1/38[3]		190,000		213,260
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. AM, 5.475%, 3/1/39		115,000		127,245
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. A1, 2.331%, 3/1/44		160,562		163,812
GS Mortgage Securities Trust 2006-GG6, Commercial Mtg. Pass-Through Certificates, Series 2006-GG6, Cl. AM, 5.622%, 4/1/38		286,699		317,584
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35		97,266		96,138
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6 A1, 4.895%, 11/1/35[3]		263,248		223,521
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates: Series 2011-C3, Cl. A1, 1.875%, 2/1/46[2]		234,166		237,796
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[4]		84,800		86,797

11	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Commercial Continued
Series 2007-LDP10, Cl. A3S, 5.317%, 1/1/49	$	520,000	$	535,688
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37		271,898		254,903
JPMorgan, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2009-5, Cl. 1A2, 2.614%, 7/1/36[2,3]		260,147		190,063
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2A2, 2.671%, 4/1/34[3]		137,211		143,441
Merrill Lynch Mortgage Trust 2006-C2, Commercial Mtg. Pass-Through Certificates, Series 2006-C2, Cl. AM, 5.782%, 8/1/43		290,000		329,354
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commerical Mtg. Pass-Through Certificates, Series 2012-C6, Cl. E, 4.665%, 11/1/45[2,3]		95,000		90,544
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, Commerical Mtg. Pass-Through Certificates, Series 2013-C7, Cl. D, 4.31%, 2/1/46		115,000		106,116
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commerical Mtg. Pass-Through Certificates, Series 2013-C8, Cl. D, 4.173%, 12/1/48		80,000		72,742
Morgan Stanley Capital I Trust 2007-IQ13, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ13, Cl. AM, 5.406%, 3/1/44		260,000		290,067
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 5.889%, 6/1/49[3]		345,000		382,510
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1B, 2.404%, 11/1/36[3,4]		271,213		137,607
Structured Adjustable Rate Mortgage Loan Trust 2006-4, Commercial Mtg. Pass-Through Certificates, Series 2006-4, Cl. 6A, 5.312%, 5/1/36[3]		168,328		145,817
Structured Adjustable Rate Mortgage Loan Trust 2007-6, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 4.716%, 7/1/37[3]		273,605		223,999
UBS-Barclays Commercial Mortgage Trust 2012-C2, Commerical Mtg. Pass-Through Certificates, Series 2012-C2, Cl. E, 4.893%, 5/1/63[2,3]		45,000		43,513
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.527%, 12/1/35[3]		133,062		126,106
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.611%, 2/1/35[3]		56,014		55,751
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A6, 2.617%, 9/1/35[3]		140,052		132,167
Wells Fargo Mortgage-Backed Securities 2007-16 Trust, Mtg. Pass-Through Certificates, Series 2007-16, Cl. 1A1, 6%, 12/4/37		293,231		315,281

12	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Commercial Continued
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 5.992%, 11/1/37[3]	$	164,455	$	149,394
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 12.11%, 3/1/44[6]		4,056,651		322,317
WFRBS Commercial Mortgage Trust 2012-C10, Commercial Mtg. Pass-Through Certificates, Series 2012-C10, Cl. D, 4.462%, 12/1/45[2,3]		50,000		46,339
WFRBS Commercial Mortgage Trust 2012-C7, Commercial Mtg. Pass-Through Certificates, Series 2012-C7, Cl. E, 4.85%, 6/1/45[2,3]		80,000		77,613
WFRBS Commercial Mortgage Trust 2012-C8, Commercial Mtg. Pass-Through Certificates, Series 2012-C8, Cl. D, 4.88%, 8/1/45[2,3]		95,000		92,409
WFRBS Commercial Mortgage Trust 2013-C11, Commercial Mtg. Pass-Through Certificates, Series 2013-C11, Cl. D, 4.186%, 3/1/45[2,3]		49,000		44,797

				9,694,067
Multifamily—0.4%
CHL Mortgage Pass-Through Trust 2006-20, Mtg. Pass-Through Certificates, Series 2006-20, Cl. 1A17, 5.75%, 2/1/37		319,383		294,716
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.547%, 6/1/36[3]		160,957		151,626
Countrywide Alternative Loan Trust 2005-86CB, Mtg. Pass-Through Certificates, Series 2005-86CB, Cl. A8, 5.50%, 2/1/36		54,766		49,845
Countrywide Alternative Loan Trust 2005-J14, Mtg. Pass-Through Certificates, Series 2005-J14, Cl. A7, 5.50%, 12/1/35		110,630		93,482
Countrywide Alternative Loan Trust 2006-24CB, Mtg. Pass-Through Certificates, Series 2006-24CB, Cl. A12, 5.75%, 6/1/36		102,031		84,357
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 4.924%, 5/1/37[3]		34,045		33,289
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.767%, 3/25/36[3]		655,068		646,375

				1,353,690
Residential—1.4%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.164%, 5/25/34[3]		132,431		127,272
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates: Series 2007-4, Cl. AM, 5.821%, 2/1/51[3]		320,000		368,207
Series 2007-1, Cl. 1A3, 6%, 1/1/37		174,338		155,299
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.449%, 5/1/36[3]		71,683		71,177
Banc of America Mortgage 2001-E Trust, Mtg. Pass-Through Certificates, Series 2004-E, Cl. 2A6, 3.104%, 6/1/34[3]		193,381		190,494

13	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Residential Continued
Carrington Mortgage Loan Trust, Asset-Backed Pass-Through Certificates, Series 2006-FRE1, Cl. A2, 0.314%, 7/25/36[3]	$	137,789	$	133,644
CHL Mortgage Pass-Through Trust 2005-26, Mtg. Pass-Through Certificates, Series 2005-26, Cl. 1A8, 5.50%, 11/1/35		214,412		211,058
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35		114,332		108,196
CHL Mortgage Pass-Through Trust 2006-17, Mtg. Pass-Through Certificates, Series 2006-17, Cl. A2, 6%, 12/1/36		271,058		250,305
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36		104,578		99,204
CHL Mortgage Pass-Through Trust 2007-15, Mtg. Pass-Through Certificates, Series 2007-15, Cl. 1A29, 6.25%, 9/1/37		18,169		17,398
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35		661,800		527,347
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A34, 6%, 8/1/37		341,458		282,677
Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.194%, 5/1/36[3]		298,052		278,863
CSMC Mortgage-Backed Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 2A10, 6%, 4/1/37		166,774		146,876
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.324%, 6/25/47[3]		136,187		134,814
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36		89,764		88,432
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36		105,864		101,674
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/1/33		99,374		102,341
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/1/36		19,994		15,184
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36		32,951		30,262
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.114%, 5/1/37[3]		157,997		153,183
WaMu Mortgage Pass-Through Certificates, Mtg. Pass-Through Certificates, Series 2006-AR18, Cl. 3A1, 4.547%, 1/1/37[3]		84,144		75,408
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37		226,031		216,278
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35		88,337		93,661
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.649%, 10/1/36[3]		157,871		154,519

				4,133,773

Total Mortgage-Backed Obligations (Cost $63,702,351)				65,515,951

14	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
U.S. Government Obligations—0.8%
Federal Home Loan Mortgage Corp. Nts.: 0.875%, 3/7/18	$	354,000	$	353,897
1.25%, 5/12/17-10/2/19		250,000		250,392
1.75%, 5/30/19		80,000		82,458
2.375%, 1/13/22[9]		611,000		637,644
5.25%, 4/18/16		300,000		343,866
5.50%, 7/18/16		65,000		75,673
Federal National Mortgage Assn. Nts.: 0.875%, 2/8/18		252,000		251,677
1.125%, 4/27/17		191,000		194,757
5.375%, 6/12/17		75,000		89,540

Total U.S. Government Obligations (Cost $2,207,736)				2,279,904
Non-Convertible Corporate Bonds and Notes—16.9%
Consumer Discretionary—2.3%
Auto Components—0.1%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21		289,000		317,900
Automobiles—0.3%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31		164,000		254,937
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Nts., 8/2/21		648,000		742,959

				997,896
Diversified Consumer Services—0.1%
Service Corp International, 4.50% Sr. Unsec. Unsub. Nts., 11/15/20		290,000		292,900
Hotels, Restaurants & Leisure—0.3%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[2]		520,000		565,207
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19		164,000		207,640

				772,847
Household Durables—0.2%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22		323,000		347,629
Lennar Corp., 4.125% Sr. Unsec. Nts., 12/1/18[2]		305,000		305,763

				653,392
Media—0.8%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22		205,000		311,397
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42		93,000		95,191
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42		80,000		77,724
DISH DBS Corp., 6.75% Sr. Unsec. Nts., 6/1/21		317,000		353,851
Interpublic Group of Cos., Inc. (The): 6.25% Sr. Unsec. Nts., 11/15/14		155,000		166,625
10% Sr. Unsec. Nts., 7/15/17		324,000		348,300
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23		296,000		297,480
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41		109,000		131,207
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42		90,000		82,272
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33		181,000		251,225
Time Warner, Inc., 9.15% Debs., 2/1/23		38,000		55,423

15	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Media Continued
WPP Finance 2010, 5.125% Sr. Unsec. Unsub. Nts., 9/7/42	$	90,000	$	89,065

				2,259,760
Multiline Retail—0.2%
Dollar General Corp., 4.125% Nts., 7/15/17		289,000		311,759
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14		414,000		439,276

				751,035
Specialty Retail—0.1%
Limited Brands, Inc., 6.625% Sr. Nts., 4/1/21		315,000		357,525
Textiles, Apparel & Luxury Goods—0.2%
Hanesbrands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 12/15/20		271,000		296,406
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22		298,000		295,765

				592,171
Consumer Staples—0.8%
Beverages—0.3%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39		146,000		235,990
Coca-Cola HBC Finance BV, 5.125% Sr. Unsec. Unsub. Nts., 9/17/13		294,000		299,060
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14		87,000		92,648
Foster’s Finance Corp., 4.875% Sr. Unsec. Nts., 10/1/14[2]		270,000		286,633
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Nts., 1/15/42		125,000		138,688

				1,053,019
Food & Staples Retailing—0.1%
Delhaize Group, 5.70% Sr. Unsec. Nts., 10/1/40		141,000		138,238
Safeway, Inc., 5.625% Sr. Unsec. Unsub. Nts., 8/15/14		104,000		110,260

				248,498
Food Products—0.2%
Bunge Ltd. Finance Corp.: 5.35% Sr. Unsec. Unsub. Nts., 4/15/14		236,000		246,474
8.50% Sr. Unsec. Nts., 6/15/19		207,000		267,294
ConAgra Foods, Inc., 4.65% Sr. Unsec. Unsub. Nts., 1/25/43		140,000		140,126

				653,894
Personal Products—0.1%
Avon Products, Inc., 4.60% Sr. Unsec. Nts., 3/15/20		252,000		262,361
Tobacco—0.1%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39		143,000		241,753
Energy—2.3%
Energy Equipment & Services—0.4%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21		322,000		360,337
Noble Holding International Ltd., 7.375% Sr. Unsec. Bonds, 3/15/14		276,000		292,854
Rowan Cos., Inc., 4.875% Sr. Unsec. Nts., 6/1/22		216,000		235,372
Weatherford International Ltd. Bermuda, 5.125% Sr. Unsec. Unsub. Nts., 9/15/20		189,000		204,284

				1,092,847
Oil, Gas & Consumable Fuels—1.9%
Anadarko Petroleum Corp.: 6.20% Sr. Unsec. Nts., 3/15/40		117,000		142,552

16	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Oil, Gas & Consumable Fuels Continued
7.625% Sr. Unsec. Nts., 3/15/14	$	206,000	$	219,154
Canadian Oil Sands Ltd.: 5.80% Sr. Unsec. Nts., 8/15/13[2]		318,000		324,081
6% Sr. Unsec. Nts., 4/1/42[2]		129,000		147,681
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22		272,000		293,080
Copano Energy LLC/Copano Energy Finance Corp., 7.125% Sr. Unsec. Unsub. Nts., 4/1/21		323,000		374,680
DCP Midstream Operating LP: 2.50% Sr. Unsec. Unsub. Nts., 12/1/17		250,000		254,191
3.875% Sr. Unsec. Nts., 3/15/23		147,000		148,207
El Paso Pipeline Partners Operating Co. LLC, 4.70% Sr. Unsec. Nts., 11/1/42		200,000		191,215
Enbridge Energy Partners LP, 5.35% Sr. Unsec. Nts., 12/15/14		209,000		224,354
EnCana Holdings Finance Corp., 5.80% Sr. Unsec. Unsub. Nts., 5/1/14		139,000		146,255
Energy Transfer Partners LP: 4.65% Sr. Unsec. Unsub. Nts., 6/1/21		256,000		279,295
5.20% Sr. Unsec. Unsub. Nts., 2/1/22		92,000		103,538
8.50% Sr. Unsec. Nts., 4/15/14		180,000		193,802
NuStar Logistics LP, 4.75% Sr. Unsec. Unsub. Nts., 2/1/22		291,000		283,309
Phillips 66, 4.30% Sr. Unsec. Unsub. Nts., 4/1/22[2]		202,000		222,316
Range Resources Corp., 5.75% Sr. Unsec. Sub. Nts., 6/1/21		285,000		307,088
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[2]		291,000		310,279
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[2]		327,000		331,088
Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22		160,000		169,529
Talisman Energy, Inc.: 5.125% Sr. Unsec. Unsub. Nts., 5/15/15		222,000		238,455
6.25% Sr. Unsec. Unsub. Nts., 2/1/38		82,000		93,097
Williams Cos, Inc. (The), 3.70% Unsec. Unsub. Nts., 1/15/23		149,000		148,324
Woodside Finance Ltd.: 4.60% Sr. Unsec. Nts., 5/10/21[2]		223,000		248,915
5% Sr. Unsec. Nts., 11/15/13[2]		312,000		319,907

				5,714,392
Financials—5.7%
Capital Markets—1.5%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[2]		364,000		437,369
Carlyle Holdings Finance LLC, 3.875% Unsec. Nts., 2/1/23[2]		245,000		251,647
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34		340,000		355,733
Goldman Sachs Group, Inc. (The): 5.25% Sr. Unsec. Nts., 7/27/21		271,000		307,776
6.25% Sr. Nts., 2/1/41		307,000		366,711
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[2]		466,000		521,843
Morgan Stanley: 3.75% Sr. Unsec. Nts., 2/25/23		297,000		301,044
4.875% Sub. Nts., 11/1/22		240,000		255,091
6.375% Sr. Unsec. Nts., 7/24/42		313,000		378,030

17	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Capital Markets Continued
Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	$	550,000	$	549,160
Raymond James Financial, Inc., 5.625% Sr. Nts., 4/1/24		265,000		302,877
UBS AG (Stamford CT), 2.25% Sr. Unsec. Nts., 8/12/13		139,000		139,756
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Nts.[10]		310,000		322,013

				4,489,050
Commercial Banks—1.3%
Amsouth Bank NA (Birmingham AL), 5.20% Unsec. Sub. Nts., 4/1/15		276,000		294,235
CIT Group, Inc., 5.50% Sr. Unsec. Nts., 2/15/19[2]		100,000		110,250
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37		641,000		645,006
HBOS plc, 6.75% Unsec. Sub. Nts., 5/21/18[2]		267,000		298,227
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[3]		720,000		729,000
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[2]		237,000		266,307
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts., Series B, 4/15/13		218,000		218,275
RBS Citizens Financial Group, Inc., 4.15% Sub. Nts., 9/28/22[2]		231,000		237,852
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U10		300,000		270,000
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K10		333,000		384,823
Zions Bancorp, 4.50% Sr. Unsec. Unsub. Nts., 3/27/17		487,000		520,844

				3,974,819
Consumer Finance—0.4%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13		329,000		329,513
Discover Financial Services, 3.85% Sr. Unsec. Unsub. Nts., 11/21/22		457,000		471,292
SLM Corp., 5.50% Sr. Unsec. Nts., 1/25/23		270,000		268,659

				1,069,464
Diversified Financial Services—1.0%
Citigroup, Inc.: 3.375% Sr. Unsec. Unsub. Nts., 3/1/23		219,000		221,389
4.05% Unsec. Unsub. Nts., 7/30/22		136,000		140,862
5.95% Jr. Sub. Perpetual Bonds[10]		292,000		303,315
ING Bank NV, 3.75% Unsec. Nts., 3/7/17[2]		108,000		115,236
ING US, Inc., 5.50% Sr. Unsec. Nts., 7/15/22[2]		178,000		197,431
Jefferies Group, Inc., 5.125% Sr. Unsec. Nts., 1/20/23		149,000		158,172
JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[10]		1,037,000		1,193,158
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38		373,000		499,424

				2,828,987
Insurance—0.9%
Assurant, Inc., 2.50% Sr. Unsec. Nts., 3/15/18		148,000		147,181
CNA Financial Corp.: 5.75% Sr. Unsec. Unsub. Nts., 8/15/21		290,000		343,309
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20		169,000		199,364
Gulf South Pipeline Co. LP, 5.05% Sr. Unsec. Nts., 2/1/15[2]		260,000		277,936
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67		514,000		519,140
Marsh & McLennan Cos., Inc., 5.375% Nts., 7/15/14		64,000		67,670

18	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Insurance Continued
Prudential Financial, Inc.: 5.20% Unsec. Sub. Nts., 3/15/44	$	206,000	$	207,908
5.625% Unsec. Sub. Nts., 6/15/43		223,000		231,920
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[2,10]		495,000		526,433
Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16		116,000		123,349

				2,644,210
Real Estate Investment Trusts (REITs)—0.6%
American Tower Corp.: 5.05% Sr. Unsec. Unsub. Nts., 9/1/20		75,000		83,434
7% Sr. Unsec. Nts., 10/15/17		294,000		350,088
Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20[4,5]		110,000		112,269
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13		322,000		324,069
Hospitality Properties Trust, 5.125% Sr. Unsec. Nts., 2/15/15		262,000		274,172
Host Hotels & Resorts, Inc., 3.75% Sr. Unsec. Nts., 10/15/23		203,000		204,301
National Retail Properties, Inc., 6.25% Sr. Unsec. Unsub. Nts., 6/15/14		211,000		223,336
WEA Finance LLC/WT Finance Aust Pty Ltd., 7.50% Sr. Unsec. Nts., 6/2/14[2]		283,000		304,155

				1,875,824
Health Care—0.7%
Biotechnology—0.3%
Amgen, Inc., 3.625% Sr. Unsec. Unsub. Nts., 5/15/22		299,000		320,071
Celgene Corp., 3.25% Sr. Unsec. Nts., 8/15/22		322,000		326,548
Gilead Sciences, Inc., 5.65% Sr. Unsec. Nts., 12/1/41		167,000		203,785

				850,404
Health Care Equipment & Supplies—0.0%
Medtronic, Inc., 4% Sr. Unsec. Unsub. Nts., 4/1/43		111,000		108,642
Health Care Providers & Services—0.3%
Cardinal Health, Inc.: 1.70% Sr. Unsec. Nts., 3/15/18		99,000		98,859
3.20% Sr. Unsec. Nts., 3/15/23		147,000		146,683
Express Scripts Holding Co., 6.25% Sr. Unsec. Nts., 6/15/14		268,000		285,368
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41		183,000		237,053

				767,963
Pharmaceuticals—0.1%
Zoetis, Inc.: 1.875% Sr. Unsec. Nts., 2/1/18[2]		98,000		98,791
4.70% Sr. Unsec. Nts., 2/1/43[2]		147,000		150,927

				249,718
Industrials—1.5%
Aerospace & Defense—0.2%
BE Aerospace, Inc., 5.25% Sr. Unsec. Unsub. Nts., 4/1/22		222,000		230,048
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21		280,000		305,900

				535,948
Building Products—0.1%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22		224,000		229,701

19	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Commercial Services & Supplies—0.1%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	$	298,000	$	309,175
Industrial Conglomerates—0.4%
General Electric Capital Corp.:
6.375% Unsec. Sub. Bonds, 11/15/67		644,000		684,250
7.125% Jr. Sub. Perpetual Bonds[10]		300,000		349,791

				1,034,041
Machinery—0.3%
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16		338,000		375,180
Kennametal, Inc., 3.875% Sr. Unsec. Unsub. Nts., 2/15/22		234,000		243,574
SPX Corp., 6.875% Sr. Unsec. Nts., 9/1/17[2]		286,000		319,605

				938,359
Professional Services—0.1%
FTI Consulting, Inc., 6.75% Sr. Unsec. Nts., 10/1/20		288,000		313,200
Road & Rail—0.2%
Kansas City Southern de Mexico SA de CV, 6.625% Sr. Unsec. Unsub. Nts., 12/15/20		255,000		290,700
Penske Truck Leasing Co. LP/PTL Finance Corp.: 2.50% Sr. Nts., 7/11/14[2]		289,000		293,649
4.25% Sr. Unsec. Nts., 1/17/23[2]		150,000		151,490

				735,839
Trading Companies & Distributors—0.1%
International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19		272,000		295,311
Information Technology—0.7%
Computers & Peripherals—0.2%
Hewlett-Packard Co.:
2.65% Sr. Unsec. Unsub. Nts., 6/1/16		495,000		505,321
4.75% Sr. Unsec. Nts., 6/2/14		200,000		208,962

				714,283
Electronic Equipment, Instruments & Components—0.3%
Amphenol Corp., 4.75% Sr. Unsec. Unsub. Nts., 11/15/14		79,000		83,724
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21		340,000		363,924
Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22		335,000		348,330

				795,978
Office Electronics—0.1%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13		330,000		331,831
Semiconductors & Semiconductor Equipment—0.1%
Maxim Integrated Products, Inc., 3.375% Sr. Unsec. Nts., 3/15/23		141,000		142,400
Materials—1.2%
Chemicals—0.1%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41		54,000		60,914
Eastman Chemical Co., 4.80% Sr. Unsec. Nts., 9/1/42		68,000		71,008
RPM International, Inc., 3.45% Sr. Unsec. Nts., 11/15/22		144,000		143,120
Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42		143,000		140,694

				415,736

20	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Containers & Packaging—0.4%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21	$	308,000	$	338,030
Packaging Corp. of America, 3.90% Sr. Unsec. Unsub. Nts., 6/15/22		228,000		235,752
Rock Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20		289,000		296,046
Sealed Air Corp., 8.375% Sr. Unsec. Nts., 9/15/21[2]		270,000		310,500

				1,180,328
Metals & Mining—0.6%
Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21		168,000		188,223
Carpenter Technology Corp., 4.45% Sr. Unsec. Nts., 3/1/23		96,000		98,851
Cliffs Natural Resources, Inc., 3.95% Sr. Unsec. Unsub. Nts., 1/15/18		270,000		271,499
Freeport-McMoRan Copper & Gold, Inc., 3.55% Sr. Unsec. Nts., 3/1/22		227,000		226,222
Petrohawk Energy Corp., 6.25% Sr. Unsec. Nts., 6/1/19		499,000		567,651
Xstrata Canada Corp.: 5.375% Sr. Unsec. Unsub. Nts., 6/1/15		135,000		145,897
6% Sr. Unsec. Unsub. Nts., 10/15/15		264,000		292,926
Xstrata Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Bonds, 11/15/16[2]		35,000		39,885

				1,831,154
Paper & Forest Products—0.1%
International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41		139,000		162,574
Telecommunication Services—0.9%
Diversified Telecommunication Services—0.7%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38		329,000		396,582
British Telecommunications plc, 9.625% Bonds, 12/15/30		209,000		325,156
CenturyLink, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/20		301,000		308,374
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20		267,000		303,713
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		255,000		267,044
Telefonica Emisiones SAU, 7.045% Sr. Unsub. Unsec. Nts., 6/20/36		188,000		203,019
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38		152,000		184,457

				1,988,345
Wireless Telecommunication Services—0.2%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42		151,000		140,170
CC Holdings GS V LLC, 3.849% Sr. Sec. Nts., 4/15/23[2]		144,000		145,483
MetroPCS Wireless, Inc., 6.25% Sr. Unsec. Nts., 4/1/21[2]		295,000		301,269
Vodafone Group plc, 4.375% Sr. Unsec. Unsub. Nts., 2/19/43		77,000		73,908

				660,830
Utilities—0.8%
Electric Utilities—0.6%
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17		438,000		477,896
Electricite de France SA, 5.25% Jr. Sub. Perpetual Nts.[2,3,10]		240,000		239,042
Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22		152,000		160,343

21	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Electric Utilities Continued
FirstEnergy Corp., 4.25% Sr. Unsec. Unsub. Nts., 3/15/23	$	180,000	$	182,548
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13		354,000		356,202
PPL Capital Funding, Inc., 3.50% Sr. Unsec. Nts., 12/1/22		223,000		225,269
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/21[2]		290,000		332,245

				1,973,545
Energy Traders—0.1%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13		316,000		326,790
Multi-Utilities—0.1%
CMS Energy Corp.:
4.70% Sr. Unsec. Nts., 3/31/43		102,000		102,587
5.05% Sr. Unsec. Unsub. Nts., 3/15/22		97,000		112,207

				214,794

Total Non-Convertible Corporate Bonds and Notes (Cost $47,371,960)				50,251,433

		Shares
Investment Company—9.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 014%[11,12] (Cost $26,909,419)		26,909,419		26,909,419

Total Investments, at Value (Cost $308,184,911)		113.7%		338,625,567
Liabilities in Excess of Other Assets		(13.7)		(40,777,614)

Net Assets		100.0%	$	297,847,953

Footnotes to Statement of Investments

*March 28, 2013 represents the last business day of the Fund’s quarterly period. See accompanying Notes.

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $14,782,820 or 4.96% of the Fund’s net assets as of March 28, 2013.

3. Represents the current interest rate for a variable or increasing rate security.

4. Restricted security. The aggregate value of restricted securities as of March 28, 2013 was $596,846, which represents 0.20% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation
Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	3/21/13	$ 110,000	$ 112,269	$ 2,269

JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49	7/14/10	83,740	86,797	3,057

Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1B, 2.404%, 11/1/36	10/24/12	131,102	137,607	6,505

Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11- 2/9/12	131,187	131,564	377

Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17	5/19/11- 11/18/11	127,421	128,609	1,188

		$ 583,450	$ 596,846	$ 13,396

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 28, 2013. See accompanying Notes.

22	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,456,417 or 1.16% of the Fund’s net assets as of March 28, 2013.

7.The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

8. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $159,829 or 0.05% of the Fund’s net assets as of March 28, 2013.

9. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $203,504. See accompanying Notes.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares March 28, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	19,691,265	31,926,626	24,708,472	26,909,419

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$26,909,419	$8,246

12. Rate shown is the 7-day yield as of March 28, 2013.

Futures Contracts as of March 28, 2013 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
U.S. Long Bonds	Sell	8	6/19/13	$ 1,155,750	$(1,235)
U.S. Treasury Nts., 2 yr.	Sell	28	6/28/13	6,172,688	(308)
U.S. Treasury Nts., 5 yr.	Sell	58	6/28/13	7,195,172	(22,735)
U.S. Treasury Nts., 10 yr.	Sell	12	6/19/13	1,583,813	(795)
U.S. Treasury Ultra Bonds	Buy	34	6/19/13	5,358,188	41,069

					$15,996

Notes to Statement of Investments

The fund has changed its name to Oppenheimer Capital Income Fund/VA from Oppenheimer Balanced Fund/VA.

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

23	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

As of March 28, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$57,692,393
Sold securities	19,879,079

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

24	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

25	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that as of March 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$14,326,477	$—	$—	$14,326,477
Consumer Staples	20,746,828	—	—	20,746,828
Energy	20,734,013	—	—	20,734,013
Financials	43,702,490	—	—	43,702,490
Health Care	22,259,114	—	—	22,259,114
Industrials	23,331,082	—	—	23,331,082
Information Technology	13,374,036	—	—	13,374,036
Materials	4,846,728	—	—	4,846,728
Telecommunication Services	8,497,381	—	—	8,497,381
Utilities	5,209,784	—	—	5,209,784
Asset-Backed Securities	—	16,640,927	—	16,640,927
Mortgage-Backed Obligations	—	65,515,951	—	65,515,951
U.S. Government Obligations	—	2,279,904	—	2,279,904
Non-Convertible Corporate Bonds and Notes	—	50,251,433	—	50,251,433
Investment Company	26,909,419	—	—	26,909,419

26	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

Total Investments, at Value	203,937,352	134,688,215	—	338,625,567
Other Financial Instruments:
Futures margins	7,971	—	—	7,971
Total Assets	$203,945,323	$134,688,215	$—	$338,633,538

Liabilities Table
Other Financial Instruments:
Futures margins	$(20,516)	$—	$—	$(20,516)
Total Liabilities	$(20,516)	$—	$—	$(20,516)
Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

27	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended March 28, 2013, the Fund had an ending monthly average market value of $5,395,109 and $22,560,402 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Restricted Securities

As of March 28, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

28	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 28, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$	309,188,419
Federal tax cost of other investments		(10,765,231)

Total federal tax cost	$	298,423,188

Gross unrealized appreciation	$	31,459,303
Gross unrealized depreciation		(2,006,159)

Net unrealized appreciation	$	29,453,144

29	Oppenheimer Capital Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* / Unaudited

	Shares	Value

Common Stocks—98.9%

Consumer Discretionary—15.4%

Auto Components—0.9%
Johnson Controls, Inc.	238,860	$8,376,820

Hotels, Restaurants & Leisure—3.2%
McDonald’s Corp.	202,260	20,163,299

Yum! Brands, Inc.	152,440	10,966,534

		31,129,833

Internet & Catalog Retail—1.7%
Amazon.com, Inc.[1]	60,964	16,246,296

Media—2.1%
Walt Disney Co. (The)	356,810	20,266,808

Specialty Retail—4.0%
O’Reilly Automotive, Inc.[1]	163,750	16,792,562

Tiffany & Co.	127,700	8,880,258

TJX Cos., Inc. (The)	301,640	14,101,670

		39,774,490

Textiles, Apparel & Luxury Goods—3.5%
Coach, Inc.	191,800	9,588,082

Nike, Inc., Cl. B	260,660	15,381,547

Ralph Lauren Corp.	51,570	8,731,317

		33,700,946

Consumer Staples—12.4%

Beverages—4.4%
Brown-Forman Corp., Cl. B	151,405	10,810,317

Coca-Cola Co. (The)	378,710	15,315,032

SABMiller plc	313,390	16,494,890

		42,620,239

Food & Staples Retailing—2.0%
Costco Wholesale Corp.	183,870	19,510,446

Food Products—2.7%
Mead Johnson Nutrition Co., Cl. A	132,440	10,257,478

Nestle SA	214,252	15,493,943

		25,751,421

Household Products—1.3%
Colgate-Palmolive Co.	110,960	13,096,609

Personal Products—1.1%
Estee Lauder Cos., Inc. (The), Cl. A	168,090	10,762,803

Tobacco—0.9%
Philip Morris International, Inc.	98,010	9,086,507

Energy—8.2%

Energy Equipment & Services—4.7%
Cameron International Corp.[1]	191,180	12,464,936

Ensco plc, Cl. A	106,630	6,397,800

FMC Technologies, Inc.[1]	158,020	8,594,708

	Shares	Value

Oceaneering International, Inc.	92,960	$6,173,474

Schlumberger Ltd.	172,440	12,914,032

		46,544,950

Oil, Gas & Consumable Fuels—3.5%
Chevron Corp.	70,040	8,322,153

Concho Resources, Inc.[1]	62,260	6,065,992

Noble Energy, Inc.	93,620	10,828,089

Phillips 66	119,260	8,344,622

		33,560,856

Financials—4.2%

Capital Markets—2.0%
Charles Schwab Corp. (The)	108,220	1,914,412

Goldman Sachs Group, Inc. (The)	60,660	8,926,119

Northern Trust Corp.	162,760	8,880,186

		19,720,717

Commercial Banks—1.0%
Standard Chartered plc	370,366	9,586,490

Consumer Finance—1.2%
American Express Co.	166,500	11,232,090

Health Care—13.8%

Biotechnology—3.2%
Alexion Pharmaceuticals, Inc.[1]	22,230	2,048,272

Biogen Idec, Inc.[1]	65,590	12,652,967

Medivation, Inc.[1]	66,900	3,128,913

Vertex Pharmaceuticals, Inc.[1]	239,490	13,167,160

		30,997,312

Health Care Equipment & Supplies—1.2%
Baxter International, Inc.	158,020	11,478,573

Health Care Technology—1.3%
Cerner Corp.[1]	130,440	12,359,190

Life Sciences Tools & Services—0.8%
Mettler-Toledo International, Inc.[1]	38,670	8,245,217

Pharmaceuticals—7.3%
Allergan, Inc.	150,910	16,846,083

Bristol-Myers Squibb Co.	350,740	14,446,981

Novo Nordisk AS, Cl. B	102,184	16,680,562

Perrigo Co.	80,400	9,545,892

Roche Holding AG	58,979	13,730,495

		71,250,013

1      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Industrials—13.1%

Aerospace & Defense—4.0%
Honeywell International, Inc.	134,350	10,123,272

Precision Castparts Corp.	47,500	9,006,950

TransDigm Group, Inc.	53,800	8,227,096

United Technologies Corp.	132,970	12,423,387

		39,780,705

Electrical Equipment—2.1%
AMETEK, Inc.	118,940	5,157,238

Eaton Corp. plc	160,370	9,822,663

Roper Industries, Inc.	45,650	5,811,701

		20,791,602

Machinery—2.2%
Cummins, Inc.	92,470	10,708,951

Parker Hannifin Corp.	115,740	10,599,469

		21,308,420

Road & Rail—3.4%
J.B. Hunt Transport Services, Inc.	114,910	8,558,497

Kansas City Southern	107,680	11,941,712

Union Pacific Corp.	91,480	13,027,667

		33,527,876

Trading Companies & Distributors—1.4%
United Rentals, Inc.[1]	99,940	5,493,702

W.W. Grainger, Inc.	35,150	7,908,047

		13,401,749

Information Technology—26.2%

Communications Equipment—4.1%
QUALCOMM, Inc.	598,140	40,045,473

Computers & Peripherals—5.8%
Apple, Inc.	127,180	56,293,683

Internet Software & Services—5.2%
eBay, Inc.[1]	319,880	17,343,894

Google, Inc., Cl. A1	42,180	33,492,185

		50,836,079

IT Services—5.2%
Cognizant Technology Solutions Corp., Cl. A1	153,570	11,764,998

Fiserv, Inc.[1]	100,440	8,821,645

Teradata Corp.[1]	236,030	13,810,115

Visa, Inc., Cl. A	96,157	16,331,305

		50,728,063

Semiconductors & Semiconductor Equipment—2.5%
Avago Technologies Ltd.	232,740	8,360,021

Broadcom Corp., Cl. A	371,380	12,875,745

	Shares	Value

Texas Instruments, Inc.	79,920	$2,835,562

		24,071,328

Software—3.4%
Intuit, Inc.	175,170	11,499,910

Salesforce.com, Inc.[1]	98,220	17,564,683

VMware, Inc., Cl. A1	44,780	3,532,246

		32,596,839

Materials—5.6%

Chemicals—4.6%
Ecolab, Inc.	170,690	13,685,924

Monsanto Co.	192,470	20,330,606

PPG Industries, Inc.	81,250	10,882,625

		44,899,155

Containers & Packaging—1.0%
Crown Holdings, Inc.[1]	232,710	9,683,063

Total Common Stocks
(Cost $613,406,841)		963,262,661

Investment Company—1.1%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[2,3]
(Cost $10,511,686)	10,511,686	10,511,686

Total Investments, at Value
(Cost $623,918,527)	100.0%	973,774,347

Assets in Excess of Other Liabilities	0.0	124,944

Net Assets	100.0%	$973,899,291

2      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments

*March 28, 2013 represents the last business day of the Fund’s quarterly period. See accompanying Notes.

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares March 28, 2013

Oppenheimer Institutional Money Market
Fund, Cl. E	11,345,499	29,155,512	29,989,325	10,511,686

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$10,511,686	$2,764

3. Rate shown is the 7-day yield as of March 28, 2013.

3      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

4      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

5      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

6      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$149,495,193	$—	$—	$149,495,193
Consumer Staples	120,828,025	—	—	120,828,025
Energy	80,105,806	—	—	80,105,806
Financials	40,539,297	—	—	40,539,297
Health Care	117,649,743	16,680,562	—	134,330,305
Industrials	128,810,352	—	—	128,810,352
Information Technology	254,571,465	—	—	254,571,465
Materials	54,582,218	—	—	54,582,218
Investment Company	10,511,686	—	—	10,511,686

Total Assets	$957,093,785	$16,680,562	$—	$973,774,347

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfer out of Level 2*

Assets Table
Investments, at value:
Commons Stocks
Consumer Staples	$15,237,351	$(15,237,351)
Financials	7,653,422	(7,653,422)
Health Care	12,412,144	(12,412,144)

Total Assets	$35,302,917	$(35,302,917)

*Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

7      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for

8      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and

9      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

 During the period ended March 28, 2013, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $114,680 and $37,645, respectively.

 Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

As of March 28, 2013, the Fund had no outstanding forward contracts.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 28, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$625,919,694

Gross unrealized appreciation	$351,305,673
Gross unrealized depreciation	(3,451,020)

Net unrealized appreciation	$347,854,653

10      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Asset-Backed Securities—14.5%
AESOP Funding II LLC, Automobile Receivables Nts., Series 2011-1A, Cl. A, 1.85%, 11/20/14[1]	$	235,000	$	236,655
Ally Master Owner Trust, Asset-Backed Nts., Series 2012-2, Cl. A, 0.703%, 3/15/16[2]		515,000		515,393
American Credit Acceptance Receivables Trust 2012-2, Automobile Receivables-Backed Nts., Series 2012-2, Cl. A, 1.89%, 7/15/16[1]		373,770		375,268
American Credit Acceptance Receivables Trust 2012-3, Automobile Receivable Nts.: Series 2012-3, Cl. A, 1.64%, 11/15/16[1]		157,276		157,309
Series 2012-3, Cl. C, 2.78%, 9/17/18[1]		90,000		89,986
AmeriCredit Automobile Receivables Trust 2010-1, Automobile Receivables-Backed Nts., Series 2010-1, Cl. D, 6.65%, 7/17/17		300,000		319,137
AmeriCredit Automobile Receivables Trust 2010-2, Automobile Receivables-Backed Nts.: Series 2010-2, Cl. C, 4.52%, 10/8/15		430,000		441,256
Series 2010-2, Cl. D, 6.24%, 6/8/16		275,000		294,049
AmeriCredit Automobile Receivables Trust 2011-1, Automobile Receivables-Backed Nts., Series 2011-1, Cl. D, 4.26%, 2/8/17		120,000		127,025
AmeriCredit Automobile Receivables Trust 2011-2, Automobile Receivables-Backed Nts.: Series 2011-2, Cl. B, 2.33%, 3/8/16		440,000		445,881
Series 2011-2, Cl. D, 4%, 5/8/17		525,000		555,458
AmeriCredit Automobile Receivables Trust 2011-4, Automobile Receivables-Backed Nts., Series 2011-4, Cl. D, 4.08%, 9/8/17		650,000		687,506
AmeriCredit Automobile Receivables Trust 2011-5, Automobile Receivables-Backed Nts., Series 2011-5, Cl. D, 5.05%, 12/8/17		435,000		473,282
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts., Series 2012-1, Cl. D, 4.72%, 3/8/18		845,000		920,758
AmeriCredit Automobile Receivables Trust 2012-2, Automobile Receivables-Backed Nts., Series 2012-2, Cl. D, 3.38%, 4/9/18		695,000		727,994
AmeriCredit Automobile Receivables Trust 2012-5, Automobile Receivables-Backed Nts.: Series 2012-5, Cl. C, 1.69%, 11/8/18		255,000		257,338
Series 2012-5, Cl. D, 2.35%, 12/10/18		365,000		370,620
AmeriCredit Automobile Receivables Trust 2013-1, Automobile Receivables-Backed Nts.: Series 2013-1, Cl. C, 1.57%, 1/8/19		420,000		421,370
Series 2013-1, Cl. D, 2.09%, 2/8/19		295,000		295,496
Avis Budget Rental Car Funding AESOP LLC, Automobile Receivable Nts.: Series 2010-3A, Cl. A, 4.64%, 5/20/16[1]		240,000		257,822
Series 2011-2A, Cl. A, 2.37%, 11/20/14[1]		455,000		464,864
Series 2011-3A, Cl. B, 4.74%, 11/20/17[1]		200,000		217,207
Series 2012-1A, Cl. A, 2.054%, 8/20/16[1]		765,000		782,673

1	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Capital Auto Receivables Asset Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 2.19%, 9/20/21	$	195,000	$	194,953
CarMax Auto Owner Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 1.99%, 8/15/19		145,000		145,406
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/16[1]		65,238		68,831
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15		310,000		312,610
CPS Auto Trust, Automobile Receivable Nts.: Series 2012-B, Cl. A, 2.52%, 9/16/19[1]		462,737		464,378
Series 2012-C, Cl. A, 1.82%, 12/16/19[1]		155,247		156,036
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts.: Series 2012-1A, Cl. A, 2.20%, 9/16/19[1]		260,000		263,625
Series 2012-2A, Cl. A, 1.52%, 3/16/20[1]		155,000		156,055
Series 2012-2A, Cl. B, 2.21%, 9/15/20[1]		80,000		80,815
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16		400,000		406,155
DT Auto Owner Trust 2010-1A, Automobile Receivable Nts., Series 2010-1A, Cl. D, 5.92%, 9/15/16[1]		246,447		247,787
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/17/15[1]		261,987		262,994
DT Auto Owner Trust 2011-2A, Automobile Receivable Nts., Series 2011-2A, Cl. C, 3.05%, 2/16/16[1]		104,052		104,299
DT Auto Owner Trust 2011-3A, Automobile Receivable Nts., Series 2011-3A, Cl. C, 4.03%, 12/15/17[1]		435,000		442,090
DT Auto Owner Trust 2012-1A, Automobile Receivable Nts., Series 2012-1A, Cl. A, 1.05%, 1/15/15[1]		111,710		111,827
DT Auto Owner Trust 2012-2, Automobile Receivable Nts.: Series 2012-2, Cl. C, 2.72%, 4/17/17[1]		100,000		101,357
Series 2012-2, Cl. D, 4.35%, 3/15/19[1]		130,000		134,580
Enterprise Fleet Financing LLC, Automobile Receivable Nts., Series 2012-2, Cl. A2, 0.72%, 4/20/18[1]		60,000		60,025
Exeter Automobile Receivables Trust, Automobile Receivable Nts.: Series 2012-1A, Cl. A, 2.02%, 8/15/16[1]		167,859		168,787
Series 2012-2A, Cl. A, 1.30%, 6/15/17[1]		194,629		195,193
Series 2012-2A, Cl. B, 2.22%, 12/15/17[1]		205,000		207,664
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]		35,000		35,512
First Investors Auto Owner Trust 2011-1, Automobile Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15		17,268		17,279
First Investors Auto Owner Trust 2012-1A, Automobile Receivables Nts., Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]		155,000		166,285
Ford Credit Auto Owner Trust 2013-A, Automobile Receivables Nts., Series 2013-A, Cl. D, 1.86%, 8/15/19		280,000		281,122
Ford Credit Floorplan Master Owner Trust A, Automobile Receivable Nts., Series 2012-2, Cl. C, 2.86%, 1/15/19		295,000		309,878
Ford Credit Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2012-1, Cl. C, 1.703%, 1/15/16[2]		200,000		201,338

2	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Cl. A1, 2.60%, 2/25/15[1]	$	1,015,000	$	1,029,909
Prestige Auto Receivables Trust, Automobile Receivable Nts., Series 2011-1A, Cl. D., 5.18%, 7/16/18		180,000		189,328
Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts., Series 2010-3, Cl. C, 3.06%, 11/15/17		485,000		500,648
Santander Drive Auto Receivables Trust 2010-B, Automobile Receivables Nts., Series 2010-B, Cl. C, 3.02%, 10/17/16[1]		470,000		477,400
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17		465,000		486,164
Santander Drive Auto Receivables Trust 2011-4, Automobile Receivables Nts., Series 2011-4, Cl. B, 2.90%, 5/16/16		180,000		184,281
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[3]		171,574		172,229
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17[3]		185,302		186,747
Santander Drive Auto Receivables Trust 2012-2, Automobile Receivables Nts.: Series 2012-2, Cl. C, 3.20%, 2/15/18		295,000		306,896
Series 2012-2, Cl. D, 3.87%, 2/15/18		545,000		574,217
Santander Drive Auto Receivables Trust 2012-4, Automobile Receivables Nts.: Series 2012-4, Cl. A3, 1.04%, 8/15/16		330,000		332,090
Series 2012-4, Cl. B, 1.83%, 3/15/17		175,000		177,736
Series 2012-4, Cl. D, 3.50%, 6/15/18		680,000		714,156
Santander Drive Auto Receivables Trust 2012-5, Automobile Receivables Nts.: Series 2012-5, Cl. C, 2.70%, 8/15/18		30,000		31,332
Series 2012-5, Cl. D, 3.30%, 9/17/18		835,000		863,762
Santander Drive Auto Receivables Trust 2012-6, Automobile Receivables Nts., Series 2012-6, Cl. D, 2.52%, 9/17/18		880,000		894,642
Santander Drive Auto Receivables Trust 2012-AA, Automobile Receivables Nts., Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]		75,000		76,294
Santander Drive Auto Receivables Trust 2013-1, Automobile Receivables Nts.: Series 2013-1, Cl. C, 1.76%, 1/15/19		455,000		458,592
Series 2013-1, Cl. D, 2.80%, 1/15/19		240,000		240,247
Santander Drive Auto Receivables Trust 2013-2, Automobile Receivables Nts., Series 2013-2, Cl. D, 2.70%, 3/15/19		325,000		325,211
SNAAC Auto Receivables Trust, Automobile Receivable Nts.: Series 2012-1A, Cl. A, 1.78%, 6/15/16[1]		177,401		178,445
Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]		165,000		170,721
United Auto Credit Securitization Trust 2012-1, Automobile Receivables Nts.: Series 2012-1, Cl. A2, 1.10%, 3/16/15		155,000		155,054
Series 2012-1, Cl. B, 1.87%, 9/15/15		265,000		265,133
Series 2012-1, Cl. C, 2.52%, 3/15/16		190,000		190,086
Series 2012-1, Cl. D, 3.12%, 3/15/18		135,000		135,080
Westlake Automobile Receivables Trust 2012-1, Automobile Receivable Nts., Series 2012-1, Cl. D, 1.03%, 3/15/16[1]		155,000		155,313

3	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Wheels SPV LLC, Asset-Backed Nts., Series 2012-1, Cl. A2, 1.19%, 3/20/21[1]	$	240,311	$	241,712
World Financial Network Credit Card Master Note Trust, Credit Card Receivables, Series 2012-B, Cl. A, 1.76%, 5/17/21		185,000		188,447

Total Asset-Backed Securities (Cost $24,331,343)				24,633,100
Mortgage-Backed Obligations—57.4%
Government Agency—44.3%
FHLMC/FNMA/FHLB/Sponsored—43.9%
Federal Home Loan Mortgage Corp.: 3.50%, 4/1/43[4]		1,430,000		1,505,243
5%, 12/1/34		11,354		12,327
5.50%, 9/1/39		946,549		1,036,898
6%, 5/15/18-10/15/29		1,673,662		1,831,475
6.50%, 4/1/18-4/1/34		411,447		467,094
7%, 8/1/16-10/1/37		459,484		537,806
8%, 4/1/16		95,183		100,735
9%, 8/1/22-5/1/25		44,125		49,668
10.50%, 11/14/20		2,181		2,567
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Series 151, Cl. F, 9%, 5/15/21		10,650		12,204
Series 1674, Cl. Z, 6.75%, 2/15/24		33,591		38,161
Series 2034, Cl. Z, 6.50%, 2/15/28		4,308		4,935
Series 2042, Cl. N, 6.50%, 3/15/28		10,967		12,566
Series 2043, Cl. ZP, 6.50%, 4/15/28		503,617		580,073
Series 2046, Cl. G, 6.50%, 4/15/28		30,822		35,312
Series 2053, Cl. Z, 6.50%, 4/15/28		5,338		6,116
Series 2066, Cl. Z, 6.50%, 6/15/28		551,316		631,926
Series 2195, Cl. LH, 6.50%, 10/15/29		422,396		484,926
Series 2220, Cl. PD, 8%, 3/15/30		2,190		2,603
Series 2326, Cl. ZP, 6.50%, 6/15/31		112,278		129,451
Series 2461, Cl. PZ, 6.50%, 6/1/32		545,978		629,789
Series 2470, Cl. LF, 1.203%, 2/15/32[2]		4,437		4,540
Series 2500, Cl. FD, 0.703%, 3/15/32[2]		115,783		116,989
Series 2526, Cl. FE, 0.603%, 6/15/29[2]		156,639		157,627
Series 2538, Cl. F, 0.803%, 12/15/32[2]		494,905		500,568
Series 2551, Cl. FD, 0.603%, 1/15/33[2]		100,837		101,526
Series 2936, Cl. PE, 5%, 2/1/35		69,000		77,746
Series 3025, Cl. SJ, 24.005%, 8/15/35[2]		49,117		72,363
Series 3822, Cl. JA, 5%, 6/1/40		31,215		32,741
Series 3848, Cl. WL, 4%, 4/1/40		50,501		53,813
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Series 205, Cl. IO, 16.597%, 9/1/29[5]		15,116		3,175
Series 206, Cl. IO, 15.953%, 12/1/29[5]		196,645		36,447
Series 2074, Cl. S, 59.544%, 7/17/28[5]		3,097		730
Series 2079, Cl. S, 73.891%, 7/17/28[5]		5,547		1,338
Series 2130, Cl. SC, 55.191%, 3/15/29[5]		218,943		52,948
Series 243, Cl. 6, 0%, 12/15/32[5,6]		189,863		43,319
Series 2526, Cl. SE, 36.711%, 6/15/29[5]		7,074		1,503

4	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
FHLMC/FNMA/FHLB/Sponsored Continued
Series 2796, Cl. SD, 62.186%, 7/15/26[5]	$	342,171	$	66,739
Series 2802, Cl. AS, 44.493%, 4/15/33[5]		86,370		3,221
Series 2819, Cl. S, 53.076%, 6/15/34[5]		69,816		17,104
Series 2920, Cl. S, 63.307%, 1/15/35[5]		1,301,055		236,462
Series 2922, Cl. SE, 11.417%, 2/15/35[5]		156,097		29,028
Series 3004, Cl. SB, 99.999%, 7/15/35[5]		68,028		11,049
Series 3201, Cl. SG, 9.999%, 8/15/36[5]		369,405		53,439
Series 3450, Cl. BI, 16.399%, 5/15/38[5]		851,767		124,468
Series 3606, Cl. SN, 9.33%, 12/15/39[5]		219,027		35,673
Series 3662, Cl. SM, 28.579%, 10/15/32[5]		734,993		95,548
Series 3736, Cl. SN, 10.674%, 10/15/40[5]		1,730,283		279,619
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.585%, 6/1/26[7]		78,112		70,440
Federal National Mortgage Assn.: 2.50%, 4/1/28[4]		20,570,000		21,344,590
2.796%, 10/1/36[2]		147,703		158,068
3.50%, 4/1/28[4]		1,265,000		1,341,295
4%, 4/1/43[4]		6,680,000		7,123,594
4.50%, 4/1/28-4/1/43[4]		8,260,000		8,900,936
5%, 2/25/22-7/25/22		8,866		9,574
5%, 4/1/43[4]		655,000		709,652
5.50%, 2/1/35-5/1/36		449,521		495,017
6%, 4/1/43[4]		160,000		175,275
6.50%, 5/1/17-1/1/34		664,013		714,103
7%, 11/1/17-7/25/35		291,540		329,929
7.50%, 1/1/33		8,966		10,879
8.50%, 7/1/32		16,121		19,034
Federal National Mortgage Assn., 15 yr., 3%, 4/1/28[4]		1,725,000		1,814,147
Federal National Mortgage Assn., 30 yr., 3.50%, 4/1/43[4]		9,495,000		10,029,094
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Trust 1989-17, Cl. E, 10.40%, 4/25/19		2,703		2,805
Trust 1993-87, Cl. Z, 6.50%, 6/25/23		400,635		456,586
Trust 1998-58, Cl. PC, 6.50%, 10/25/28		324,759		372,292
Trust 1998-61, Cl. PL, 6%, 11/25/28		149,820		169,892
Trust 1999-54, Cl. LH, 6.50%, 11/25/29		244,212		279,612
Trust 2001-44, Cl. QC, 6%, 9/25/16		11,646		12,350
Trust 2001-51, Cl. OD, 6.50%, 10/25/31		20,110		23,190
Trust 2001-74, Cl. QE, 6%, 12/25/31		415,107		472,414
Trust 2002-12, Cl. PG, 6%, 3/25/17		6,154		6,615
Trust 2003-28, Cl. KG, 5.50%, 4/25/23		3,441,953		3,806,709
Trust 2004-101, Cl. BG, 5%, 1/25/20		794,137		845,540
Trust 2006-11, Cl. PS, 23.818%, 3/25/36[2]		231,916		340,884
Trust 2006-46, Cl. SW, 23.451%, 6/25/36[2]		176,864		260,567
Trust 2006-50, Cl. KS, 23.451%, 6/25/36[2]		264,607		391,813
Trust 2007-109, Cl. NF, 0.754%, 12/25/37[2]		111,535		112,970
Trust 2007-42, Cl. A, 6%, 2/1/33		163,602		166,450
Trust 2009-36, Cl. FA, 1.144%, 6/25/37[2]		332,667		337,129

5	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Trust 2001-61, Cl. SH, 27.056%, 11/18/31[5]	$	15,744	$	2,976
Trust 2001-63, Cl. SD, 29.058%, 12/18/31[5]		5,357		981
Trust 2001-65, Cl. S, 26.17%, 11/25/31[5]		395,004		91,161
Trust 2001-68, Cl. SC, 19.257%, 11/25/31[5]		3,438		633
Trust 2001-81, Cl. S, 22.517%, 1/25/32[5]		110,671		23,461
Trust 2002-28, Cl. SA, 37.628%, 4/25/32[5]		3,454		727
Trust 2002-38, Cl. SO, 51.136%, 4/25/32[5]		8,925		1,870
Trust 2002-39, Cl. SD, 40.818%, 3/18/32[5]		5,902		1,417
Trust 2002-47, Cl. NS, 33.991%, 4/25/32[5]		343,692		77,831
Trust 2002-48, Cl. S, 31.943%, 7/25/32[5]		5,524		1,128
Trust 2002-51, Cl. S, 34.21%, 8/25/32[5]		315,511		68,429
Trust 2002-52, Cl. SD, 40.227%, 9/25/32[5]		415,378		86,319
Trust 2002-52, Cl. SL, 35.803%, 9/25/32[5]		3,570		774
Trust 2002-53, Cl. SK, 37.363%, 4/25/32[5]		20,563		4,335
Trust 2002-56, Cl. SN, 33.683%, 7/25/32[5]		7,532		1,539
Trust 2002-60, Cl. SM, 25.102%, 8/25/32[5]		53,818		9,625
Trust 2002-7, Cl. SK, 24.337%, 1/25/32[5]		24,112		4,334
Trust 2002-77, Cl. BS, 18.828%, 12/18/32[5]		32,742		5,903
Trust 2002-77, Cl. IS, 45.234%, 12/18/32[5]		15,206		3,704
Trust 2002-77, Cl. SA, 18.082%, 12/18/32[5]		51,464		9,425
Trust 2002-77, Cl. SH, 33.583%, 12/18/32[5]		164,222		32,782
Trust 2002-84, Cl. SA, 32.328%, 12/25/32[5]		387,225		73,363
Trust 2002-9, Cl. MS, 26.938%, 3/25/32[5]		5,875		1,230
Trust 2002-90, Cl. SN, 26.15%, 8/25/32[5]		27,686		4,950
Trust 2002-90, Cl. SY, 34.489%, 9/25/32[5]		19,380		3,925
Trust 2003-26, Cl. DI, 12.527%, 4/25/33[5]		14,717		2,795
Trust 2003-33, Cl. SP, 25.509%, 5/25/33[5]		398,125		60,300
Trust 2003-4, Cl. S, 27.674%, 2/25/33[5]		264,460		50,669
Trust 2003-89, Cl. XS, 0%, 11/25/32[5,6]		14,198		44
Trust 2004-54, Cl. DS, 45.307%, 11/25/30[5]		285,962		55,370
Trust 2005-12, Cl. SC, 14.367%, 3/25/35[5]		78,516		15,102
Trust 2005-14, Cl. SE, 42.969%, 3/25/35[5]		237,520		35,203
Trust 2005-40, Cl. SA, 55.056%, 5/25/35[5]		672,669		125,201
Trust 2005-40, Cl. SB, 61.277%, 5/25/35[5]		30,557		6,516
Trust 2005-71, Cl. SA, 58.887%, 8/25/25[5]		748,674		116,201
Trust 2005-93, Cl. SI, 12.204%, 10/25/35[5]		581,190		94,785
Trust 2007-75, Cl. BI, 8.156%, 8/25/37[5]		1,388,801		288,008
Trust 2008-46, Cl. EI, 17.054%, 6/25/38[5]		860,907		127,659
Trust 2008-55, Cl. SA, 8.257%, 7/25/38[5]		92,239		13,518
Trust 2009-8, Cl. BS, 22.646%, 2/25/24[5]		346,646		33,010
Trust 221, Cl. 2, 45.981%, 5/1/23[5]		5,418		1,012
Trust 222, Cl. 2, 28.081%, 6/1/23[5]		572,805		103,000
Trust 252, Cl. 2, 44.322%, 11/1/23[5]		530,278		101,492

6	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
FHLMC/FNMA/FHLB/Sponsored Continued
Trust 294, Cl. 2, 17.381%, 2/1/28[5]	$	58,533	$	8,821
Trust 301, Cl. 2, 2.014%, 4/1/29[5]		5,833		1,372
Trust 303, Cl. IO, 10.135%, 11/1/29[5]		94,611		16,577
Trust 320, Cl. 2, 11.682%, 4/1/32[5]		402,053		65,023
Trust 321, Cl. 2, 1.81%, 4/1/32[5]		1,186,267		281,051
Trust 324, Cl. 2, 0.215%, 7/1/32[5]		12,041		2,748
Trust 331, Cl. 5, 21.181%, 2/1/33[5]		17,196		3,552
Trust 331, Cl. 9, 6.957%, 2/1/33[5]		343,456		80,481
Trust 334, Cl. 12, 49.436%, 3/1/33[5]		30,101		6,125
Trust 334, Cl. 17, 14.099%, 2/1/33[5]		238,740		48,961
Trust 339, Cl. 12, 19.219%, 6/1/33[5]		441,553		82,697
Trust 339, Cl. 7, 65.829%, 8/1/33[5]		942,911		141,158
Trust 343, Cl. 13, 38.591%, 9/1/33[5]		401,466		59,649
Trust 343, Cl. 18, 34.72%, 5/1/34[5]		110,270		16,047
Trust 345, Cl. 9, 99.999%, 1/1/34[5]		301,527		42,944
Trust 351, Cl. 10, 9.603%, 4/1/34[5]		150,498		22,251
Trust 351, Cl. 8, 33.499%, 4/1/34[5]		242,314		35,704
Trust 356, Cl. 10, 74.115%, 6/1/35[5]		184,274		26,327
Trust 356, Cl. 12, 84.023%, 2/1/35[5]		90,046		12,799
Trust 362, Cl. 13, 38.638%, 8/1/35[5]		343,252		56,795
Trust 364, Cl. 15, 77.883%, 9/1/35[5]		18,619		2,585
Trust 364, Cl. 16, 84.365%, 9/1/35[5]		370,808		49,717
Trust 365, Cl. 16, 0%, 3/1/36[5,6]		584,947		83,211
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.09%, 9/25/23[7]		179,502		168,468

				74,682,813
GNMA/Guaranteed—0.4%
Government National Mortgage Assn.: 7%, 12/29/23-3/15/26		15,709		18,523
8.50%, 8/1/17-12/15/17		60,499		64,617
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates: Series 1999-32, Cl. ZB, 8%, 9/1/29		61,034		74,346
Series 2000-7, Cl. Z, 8%, 1/16/30		23,720		28,576
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Series 1998-19, Cl. SB, 67.739%, 7/16/28[5]		12,236		2,962
Series 2001-21, Cl. SB, 79.843%, 1/16/27[5]		432,494		87,387
Series 2002-15, Cl. SM, 70.096%, 2/16/32[5]		441,119		96,393
Series 2004-11, Cl. SM, 73.804%, 1/17/30[5]		368,791		97,921
Series 2007-17, Cl. AI, 22.895%, 4/16/37[5]		137,394		28,585
Series 2011-52, Cl. HS, 13.38%, 4/16/41[5]		901,989		231,026

				730,336

7	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Non-Agency—13.1%
Commercial—8.0%
Asset Securitization Corp., Commercial Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0.24%, 4/14/29[5]	$	1,894,506	$	100,524
Banc of America Commercial Mortgage Trust 2006-6, Commercial Mtg. Pass-Through Certificates, Series 2006-6, Cl. AM, 5.39%, 10/1/45		425,000		465,543
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates, Series 2007-PWR17, Cl. AM, 5.893%, 6/1/50[2]		440,000		510,706
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 6.926%, 6/15/24[3,5]		2,275,275		106,230
CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/44[1]		101,815		103,504
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35		52,578		53,804
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37		223,809		187,076
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.053%, 12/1/49[2]		410,000		475,736
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49		79,892		80,920
Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates: Series 2012-CR5, Cl. E, 4.335%, 12/1/45[2]		75,000		69,659
Series 2012-CR4, Cl. D, 4.579%, 10/1/45[1,2]		50,000		47,596
Credit Suisse First Boston Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2005-C6, Cl. AJ, 5.23%, 12/1/40		410,000		440,957
CSMC Mortgage-Backed Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. 1A4, 6%, 7/1/36		339,982		264,360
CSMC Mortgage-Backed Trust 2006-C1, Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.404%, 2/1/39[2]		275,000		300,226
DBUBS Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-LC1, Cl. E, 5.557%, 11/1/46[1,2]		75,000		79,959
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: Series 2012-CR5, Cl. XA, 3.847%, 12/1/45[5]		2,829,185		344,098
Series 2010-C1, Cl. XPA, 5.011%, 7/1/46[1,5]		4,210,900		227,340
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35		415,101		423,965
First Horizon Alternative Mortgage Securities Trust 2005-FA8, Mtg. Pass-Through Certificates, Series 2005-FA8, Cl. 1A6, 0.854%, 11/25/35[2]		346,041		262,773

8	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Commercial Continued
First Horizon Alternative Mortgage Securities Trust 2005-FA9, Mtg. Pass-Through Certificates, Series 2005-FA9, Cl. A4A, 5.50%, 12/1/35	$	20,123	$	18,783
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/1/37		257,898		206,463
First Horizon Alternative Mortgage Securities Trust 2007-FA4, Mtg. Pass-Through Certificates, Series 2007-FA4, Cl. 1A6, 6.25%, 8/1/37[2]		379,522		333,532
FREMF Mortgage Trust 2013-K25, Commerical Mtg. Pass-Through Certificates, Series 2013-K25, Cl. C, 3.617%, 11/1/45[2]		90,000		84,213
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. A1, 2.331%, 3/1/44		209,766		214,013
GS Mortgage Securities Trust 2006-GG6, Commercial Mtg. Pass-Through Certificates, Series 2006-GG6, Cl. AM, 5.622%, 4/1/38		420,274		465,549
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35		274,833		271,647
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 4.895%, 11/1/35[2]		547,032		464,481
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates: Series 2011-C3, Cl. A1, 1.875%, 2/1/46[1]		297,725		302,341
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49[3]		606,648		620,931
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37		528,691		495,644
JPMorgan, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2009-5, Cl. 1A2, 2.614%, 7/1/36[1,2]		416,236		304,101
Lehman Brothers Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 67.486%, 2/18/30[5]		1,395,553		29,343
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl. A, 2.514%, 7/1/24[3]		100,580		88,603
Merrill Lynch Mortgage Trust 2006-C2, Commercial Mtg. Pass-Through Certificates, Series 2006-C2, Cl. AM, 5.782%, 8/1/43		425,000		482,674
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commerical Mtg. Pass-Through Certificates, Series 2012-C6, Cl. E, 4.665%, 11/1/45[1,2]		145,000		138,198
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, Commerical Mtg. Pass-Through Certificates, Series 2013-C7, Cl. D, 4.31%, 2/1/46		175,000		161,482
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commerical Mtg. Pass-Through Certificates, Series 2013-C8, Cl. D, 4.173%, 12/1/48		130,000		118,206
Morgan Stanley Capital I Trust 2007-IQ13, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ13, Cl. AM, 5.406%, 3/1/44		415,000		462,992

9	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Commercial Continued
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 5.889%, 6/1/49[2]	$	490,000	$	543,276
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1B, 2.404%, 11/1/36[2,3]		490,087		248,659
Salomon Brothers Mortgage Securities VII, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1999-C1, Cl. X, 99.999%, 5/18/32[5]		25,591,862		15,457
Structured Adjustable Rate Mortgage Loan Trust 2006-4, Commercial Mtg. Pass-Through Certificates, Series 2006-4, Cl. 6A, 5.312%, 5/1/36[2]		315,167		273,018
Structured Adjustable Rate Mortgage Loan Trust 2007-6, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 4.716%, 7/1/37[2]		531,115		434,822
UBS-Barclays Commercial Mortgage Trust 2012-C2, Commerical Mtg. Pass-Through Certificates, Series 2012-C2, Cl. E, 4.893%, 5/1/63[1,2]		65,000		62,852
Wachovia Bank Commercial Mortgage Trust 2003-C5, Commercial Mtg. Pass-Through Certificates, Series 2003-C5, Cl. A2, 3.989%, 6/1/35		37,388		37,452
Wachovia Bank Commercial Mortgage Trust 2006-C28, Commercial Mtg. Pass-Through Certificates, Series 2006-C28, Cl. AM, 5.603%, 10/1/48[2]		450,000		505,929
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.527%, 12/1/35[2]		311,744		295,448
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A6, 2.617%, 9/1/35[2]		102,980		97,182
Wells Fargo Mortgage-Backed Securities 2007-16 Trust, Mtg. Pass-Through Certificates, Series 2007-16, Cl. 1A1, 6%, 12/4/37		448,600		482,334
Wells Fargo Mortgage-Backed Securities 2007-AR3 Trust, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. A4, 5.698%, 4/1/37[2]		135,040		130,774
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 5.992%, 11/1/37[2]		350,705		318,587
WFRBS Commercial Mortgage Trust 2012-C10, Commercial Mtg. Pass-Through Certificates, Series 2012-C10, Cl. D, 4.462%, 12/1/45[1,2]		75,000		69,508
WFRBS Commercial Mortgage Trust 2012-C7, Commercial Mtg. Pass-Through Certificates, Series 2012-C7, Cl. E, 4.85%, 6/1/45[1,2]		120,000		116,420
WFRBS Commercial Mortgage Trust 2012-C8, Commercial Mtg. Pass-Through Certificates, Series 2012-C8, Cl. D, 4.88%, 8/1/45[1,2]		145,000		141,045

10	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Commercial Continued
WFRBS Commercial Mortgage Trust 2013-C11, Commercial Mtg. Pass-Through Certificates, Series 2013-C11, Cl. D, 4.186%, 3/1/45[1,2]	$	74,000	$	67,653

				13,648,588
Multifamily—1.1%
CHL Mortgage Pass-Through Trust 2006-20, Mtg. Pass-Through Certificates, Series 2006-20, Cl. 1A17, 5.75%, 2/1/37		520,476		480,277
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.547%, 6/1/36[2]		329,147		310,067
Countrywide Alternative Loan Trust 2005-86CB, Mtg. Pass-Through Certificates, Series 2005-86CB, Cl. A8, 5.50%, 2/1/36		87,283		79,440
Countrywide Alternative Loan Trust 2005-J14, Mtg. Pass-Through Certificates, Series 2005-J14, Cl. A7, 5.50%, 12/1/35		85,100		71,909
Countrywide Alternative Loan Trust 2006-24CB, Mtg. Pass-Through Certificates, Series 2006-24CB, Cl. A12, 5.75%, 6/1/36		105,675		87,370
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 4.924%, 5/1/37[2]		124,832		122,060
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A3, 2.641%, 3/1/36[2]		201,950		202,067
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.767%, 3/25/36[2]		445,372		439,462

				1,792,652
Other—0.0%
Salomon Brothers Mortgage Securities VI, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. B, 99.999%, 10/23/17[5]		140		5
Salomon Brothers Mortgage Securities VI, Inc., Principal-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. A, 3.72%, 10/23/17[7]		207		205

				210
Residential—4.0%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates: Series 2007-4, Cl. AM, 5.821%, 2/1/51[2]		470,000		540,804
Series 2007-1, Cl. 1A3, 6%, 1/1/37		325,431		289,891
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.449%, 5/1/36[2]		138,886		137,906
Banc of America Mortgage 2007-1 Trust, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 1A24, 6%, 3/1/37		253,541		253,322
Carrington Mortgage Loan Trust, Asset-Backed Pass-Through Certificates, Series 2006-FRE1, Cl. A2, 0.314%, 7/25/36[2]		267,054		259,022
CHL Mortgage Pass-Through Trust 2005-26, Mtg. Pass-Through Certificates, Series 2005-26, Cl. 1A8, 5.50%, 11/1/35		253,909		249,937
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35		272,998		258,346

11	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Residential Continued
CHL Mortgage Pass-Through Trust 2005-30, Mtg. Pass-Through Certificates, Series 2005-30, Cl. A5, 5.50%, 1/1/36	$	197,287	$	197,499
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35		31,511		33,011
CHL Mortgage Pass-Through Trust 2006-17, Mtg. Pass-Through Certificates, Series 2006-17, Cl. A2, 6%, 12/1/36		426,518		393,862
CHL Mortgage Pass-Through Trust 2007-15, Mtg. Pass-Through Certificates, Series 2007-15, Cl. 1A29, 6.25%, 9/1/37		24,983		23,922
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A34, 6%, 8/1/37		521,598		431,806
Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.194%, 5/1/36[2]		274,521		256,848
CSMC Mortgage-Backed Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 2A10, 6%, 4/1/37		310,879		273,788
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.324%, 6/25/47[2]		11,349		11,234
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36		201,678		198,685
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36		462,666		444,353
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.304%, 8/25/36[2]		59,667		22,728
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 2.60%, 10/25/36[2]		38,511		37,711
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29[3,8]		3,370,016		230,846
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/1/33		134,990		139,021
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates: Series 2006-QS13, Cl. 1A8, 6%, 9/1/36		1,582		1,202
Series 2006-QS13, Cl. 1A5, 6%, 9/25/36		45,148		34,285
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37		19,908		15,181
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36		128,142		117,685
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates, Series 2007-HY1, Cl. 4A1, 2.638%, 2/1/37[2]		50,089		42,922
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.114%, 5/1/37[2]		656,610		636,606
WaMu Mortgage Pass-Through Certificates, Mtg. Pass-Through Certificates, Series 2006-AR18, Cl. 3A1, 4.547%, 1/1/37[2]		214,942		192,625
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37		381,258		364,806

12	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Residential Continued
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	$	386,474	$	409,767
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.649%, 10/1/36[2]		308,756		302,201

				6,801,822

Total Mortgage-Backed Obligations (Cost $98,580,707)				97,656,421
U.S. Government Obligations—2.1%
Federal Home Loan Mortgage Corp. Nts.: 0.875%, 3/7/18		926,000		925,730
1.25%, 10/2/19		510,000		507,666
2.375%, 1/13/22[9]		894,000		932,986
5.25%, 4/18/16		515,000		590,303
Federal National Mortgage Assn. Nts., 0.875%, 2/8/18		652,000		651,165

Total U.S. Government Obligations (Cost $3,513,565)				3,607,850
Corporate Bonds and Notes—44.4%
Consumer Discretionary—6.2%
Auto Components—0.3%
Dana Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/21		420,000		462,000
Automobiles—0.9%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31		237,000		368,415
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Nts., 8/2/21		994,000		1,139,662

				1,508,077
Diversified Consumer Services—0.2%
Service Corp International, 4.50% Sr. Unsec. Unsub. Nts., 11/15/20		435,000		439,350
Hotels, Restaurants & Leisure—0.7%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/15[1]		773,000		840,202
Starwood Hotels & Resorts Worldwide, Inc., 7.15% Sr. Unsec. Unsub. Nts., 12/1/19		261,000		330,451

				1,170,653
Household Durables—0.6%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22		467,000		502,609
Lennar Corp., 4.125% Sr. Unsec. Nts., 12/1/18[1]		460,000		461,150

				963,759
Media—2.0%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22		292,000		443,551
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42		150,000		153,533
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42		133,000		129,217
DISH DBS Corp., 6.75% Sr. Unsec. Nts., 6/1/21		459,000		512,359
Interpublic Group of Cos., Inc. (The): 6.25% Sr. Unsec. Nts., 11/15/14		297,000		319,275
10% Sr. Unsec. Nts., 7/15/17		458,000		492,350

13	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Media Continued
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23	$	473,000	$	475,365
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41		162,000		195,004
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42		134,000		122,494
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33		257,000		356,712
Time Warner, Inc., 9.15% Debs., 2/1/23		61,000		88,968
WPP Finance 2010, 5.125% Sr. Unsec. Unsub. Nts., 9/7/42		135,000		133,598

				3,422,426
Multiline Retail—0.7%
Dollar General Corp., 4.125% Nts., 7/15/17		469,000		505,934
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14		650,000		689,684

				1,195,618
Specialty Retail—0.3%
Limited Brands, Inc., 6.625% Sr. Nts., 4/1/21		455,000		516,425
Textiles, Apparel & Luxury Goods—0.5%
Hanesbrands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 12/15/20		428,000		468,125
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22		446,000		442,655

				910,780
Consumer Staples—2.3%
Beverages—1.0%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39		232,000		374,997
Coca-Cola HBC Finance BV, 5.125% Sr. Unsec. Unsub. Nts., 9/17/13		469,000		477,072
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14		126,000		134,180
Foster’s Finance Corp., 4.875% Sr. Unsec. Nts., 10/1/14[1]		433,000		459,675
SABMiller Holdings, Inc., 4.95% Sr. Unsec. Nts., 1/15/42		198,000		219,682

				1,665,606
Food & Staples Retailing—0.2%
Delhaize Group, 5.70% Sr. Unsec. Nts., 10/1/40		213,000		208,828
Safeway, Inc., 5.625% Sr. Unsec. Unsub. Nts., 8/15/14		170,000		180,233

				389,061
Food Products—0.6%
Bunge Ltd. Finance Corp.: 5.35% Sr. Unsec. Unsub. Nts., 4/15/14		434,000		453,261
8.50% Sr. Unsec. Nts., 6/15/19		289,000		373,179
ConAgra Foods, Inc., 4.65% Sr. Unsec. Unsub. Nts., 1/25/43		214,000		214,193

				1,040,633
Personal Products—0.3%
Avon Products, Inc., 4.60% Sr. Unsec. Nts., 3/15/20		376,000		391,460
Tobacco—0.2%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39		227,000		383,762
Energy—6.1%
Energy Equipment & Services—1.0%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21		510,000		570,720
Noble Holding International Ltd., 7.375% Sr. Unsec. Bonds, 3/15/14		403,000		427,610
Rowan Cos., Inc., 4.875% Sr. Unsec. Nts., 6/1/22		342,000		372,673

14	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Energy Equipment & Services Continued
Weatherford International Ltd. Bermuda, 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	$	284,000	$	306,967

				1,677,970
Oil, Gas & Consumable Fuels—5.1%
Anadarko Petroleum Corp.: 6.20% Sr. Unsec. Nts., 3/15/40		178,000		216,873
7.625% Sr. Unsec. Nts., 3/15/14		316,000		336,177
Canadian Oil Sands Ltd.: 5.80% Sr. Unsec. Nts., 8/15/13[1]		457,000		465,740
6% Sr. Unsec. Nts., 4/1/42[1]		203,000		232,398
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22		388,000		418,070
Copano Energy LLC/Copano Energy Finance Corp., 7.125% Sr. Unsec. Unsub. Nts., 4/1/21		468,000		542,880
DCP Midstream Operating LP: 2.50% Sr. Unsec. Unsub. Nts., 12/1/17		415,000		421,957
3.875% Sr. Unsec. Nts., 3/15/23		214,000		215,758
El Paso Pipeline Partners Operating Co. LLC, 4.70% Sr. Unsec. Nts., 11/1/42		318,000		304,032
Enbridge Energy Partners LP, 5.35% Sr. Unsec. Nts., 12/15/14		326,000		349,949
EnCana Holdings Finance Corp., 5.80% Sr. Unsec. Unsub. Nts., 5/1/14		219,000		230,431
Energy Transfer Partners LP: 4.65% Sr. Unsec. Unsub. Nts., 6/1/21		374,000		408,033
5.20% Sr. Unsec. Unsub. Nts., 2/1/22		136,000		153,057
8.50% Sr. Unsec. Nts., 4/15/14		324,000		348,843
NuStar Logistics LP, 4.75% Sr. Unsec. Unsub. Nts., 2/1/22		468,000		455,631
Phillips 66, 4.30% Sr. Unsec. Unsub. Nts., 4/1/22[1]		316,000		347,781
Range Resources Corp., 5.75% Sr. Unsec. Sub. Nts., 6/1/21		418,000		450,395
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/14[1]		420,000		447,825
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[1]		471,000		476,888
Southwestern Energy Co., 4.10% Sr. Unsec. Nts., 3/15/22		232,000		245,817
Talisman Energy, Inc.: 5.125% Sr. Unsec. Unsub. Nts., 5/15/15		315,000		338,348
6.25% Sr. Unsec. Unsub. Nts., 2/1/38		121,000		137,374
Williams Cos, Inc. (The), 3.70% Unsec. Unsub. Nts., 1/15/23		222,000		220,992
Woodside Finance Ltd.: 4.60% Sr. Unsec. Nts., 5/10/21[1]		354,000		395,139
5% Sr. Unsec. Nts., 11/15/13[1]		455,000		466,531

				8,626,919
Financials—14.8%
Capital Markets—4.0%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/19[1]		575,000		690,898
Carlyle Holdings Finance LLC, 3.875% Unsec. Nts., 2/1/23[1]		372,000		382,092
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34		477,000		499,073
Goldman Sachs Group, Inc. (The): 5.25% Sr. Unsec. Nts., 7/27/21		396,000		449,740

15	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Capital Markets Continued
6.25% Sr. Nts., 2/1/41	$	443,000	$	529,162
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/21[1]		672,000		752,529
Morgan Stanley: 3.75% Sr. Unsec. Nts., 2/25/23		446,000		452,072
4.875% Sub. Nts., 11/1/22		375,000		398,580
6.375% Sr. Unsec. Nts., 7/24/42		477,000		576,103
Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16		821,000		819,746
Raymond James Financial, Inc., 5.625% Sr. Nts., 4/1/24		417,000		476,603
UBS AG (Stamford CT), 2.25% Sr. Unsec. Nts., 8/12/13		188,000		189,022
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[10]		488,000		506,910

				6,722,530
Commercial Banks—3.6%
Amsouth Bank NA (Birmingham AL), 5.20% Unsec. Sub. Nts., 4/1/15		419,000		446,682
CIT Group, Inc., 5.50% Sr. Unsec. Nts., 2/15/19[1]		152,000		167,580
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37		845,000		850,281
HBOS plc, 6.75% Unsec. Sub. Nts., 5/21/18[1]		409,000		456,835
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[2]		1,190,000		1,204,875
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[1]		377,000		423,619
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts., Series B, 4/15/13		308,000		308,389
RBS Citizens Financial Group, Inc., 4.15% Sub. Nts., 9/28/22[1]		354,000		364,501
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U10		500,000		450,000
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K10		528,000		610,170
Zions Bancorp, 4.50% Sr. Unsec. Unsub. Nts., 3/27/17		795,000		850,249

				6,133,181
Consumer Finance—0.9%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13		441,000		441,688
Discover Financial Services, 3.85% Sr. Unsec. Unsub. Nts., 11/21/22		681,000		702,297
SLM Corp., 5.50% Sr. Unsec. Nts., 1/25/23		405,000		402,988

				1,546,973
Diversified Financial Services—2.4%
Citigroup, Inc.: 3.375% Sr. Unsec. Unsub. Nts., 3/1/23		327,000		330,567
4.05% Unsec. Unsub. Nts., 7/30/22		205,000		212,329
5.95% Unsec. Unsub. Perpetual Bonds[10]		438,000		454,973
ING US, Inc., 5.50% Sr. Unsec. Nts., 7/15/22[1]		260,000		288,382
Jefferies Group, Inc., 5.125% Sr. Unsec. Nts., 1/20/23		228,000		242,036
JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[10]		1,494,000		1,718,975
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38		629,000		842,191

				4,089,453
Insurance—2.2%
Assurant, Inc., 2.50% Sr. Unsec. Nts., 3/15/18		212,000		210,827

16	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Insurance Continued
CNA Financial Corp.: 5.75% Sr. Unsec. Unsub. Nts., 8/15/21	$	368,000	$	435,647
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20		260,000		306,713
Gulf South Pipeline Co. LP, 5.05% Sr. Unsec. Nts., 2/1/15[1]		425,000		454,319
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67		795,000		802,950
Marsh & McLennan Cos., Inc., 5.375% Nts., 7/15/14		101,000		106,791
Prudential Financial, Inc.: 5.20% Unsec. Sub. Nts., 3/15/44		300,000		302,779
5.625% Unsec. Sub. Nts., 6/15/43		354,000		368,160
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,10]		756,000		804,006

				3,792,192
Real Estate Investment Trusts (REITs)—1.7%
American Tower Corp.: 5.05% Sr. Unsec. Unsub. Nts., 9/1/20		130,000		144,619
7% Sr. Unsec. Nts., 10/15/17		413,000		491,790
Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20[3,4]		165,000		168,403
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13		476,000		479,058
Hospitality Properties Trust, 5.125% Sr. Unsec. Nts., 2/15/15		411,000		430,094
Host Hotels & Resorts, Inc., 3.75% Sr. Unsec. Nts., 10/15/23		297,000		298,904
National Retail Properties, Inc., 6.25% Sr. Unsec. Unsub. Nts., 6/15/14		332,000		351,411
WEA Finance LLC/WT Finance Aust Pty Ltd., 7.50% Sr. Unsec. Nts., 6/2/14[1]		408,000		438,498

				2,802,777
Health Care—1.7%
Biotechnology—0.8%
Amgen, Inc., 3.625% Sr. Unsec. Unsub. Nts., 5/15/22		467,000		499,909
Celgene Corp., 3.25% Sr. Unsec. Nts., 8/15/22		504,000		511,119
Gilead Sciences, Inc., 5.65% Sr. Unsec. Nts., 12/1/41		243,000		296,526

				1,307,554
Health Care Equipment & Supplies—0.1%
Medtronic, Inc., 4% Sr. Unsec. Unsub. Nts., 4/1/43		162,000		158,559
Health Care Providers & Services—0.6%
Cardinal Health, Inc.: 1.70% Sr. Unsec. Nts., 3/15/18		148,000		147,789
3.20% Sr. Unsec. Nts., 3/15/23		223,000		222,520
Express Scripts Holding Co., 6.25% Sr. Unsec. Nts., 6/15/14		423,000		450,413
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41		237,000		307,003

				1,127,725
Pharmaceuticals—0.2%
Zoetis, Inc.: 1.875% Sr. Unsec. Nts., 2/1/18[1]		151,000		152,218
4.70% Sr. Unsec. Nts., 2/1/43[1]		225,000		231,011

				383,229
Industrials—3.8%
Aerospace & Defense—0.5%
BE Aerospace, Inc., 5.25% Sr. Unsec. Unsub. Nts., 4/1/22		325,000		336,781

17	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Aerospace & Defense Continued
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	$	448,000	$	489,440

				826,221
Building Products—0.2%
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22		333,000		341,476
Commercial Services & Supplies—0.3%
Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20		475,000		492,813
Industrial Conglomerates—0.8%
General Electric Capital Corp.: 6.375% Unsec. Sub. Bonds, 11/15/67		934,000		992,375
7.125% Unsec. Sub. Perpetual Bonds[10]		400,000		466,388

				1,458,763
Machinery—0.8%
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16		489,000		542,790
Kennametal, Inc., 3.875% Sr. Unsec. Unsub. Nts., 2/15/22		342,000		355,992
SPX Corp., 6.875% Sr. Unsec. Nts., 9/1/17[1]		412,000		460,410

				1,359,192
Professional Services—0.3%
FTI Consulting, Inc., 6.75% Sr. Unsec. Nts., 10/1/20		436,000		474,150
Road & Rail—0.7%
Kansas City Southern de Mexico SA de CV, 6.625% Sr. Unsec. Unsub. Nts., 12/15/20		400,000		456,000
Penske Truck Leasing Co. LP/PTL Finance Corp.: 2.50% Sr. Nts., 7/11/14[1]		442,000		449,111
4.25% Sr. Unsec. Nts., 1/17/23[1]		230,000		232,284

				1,137,395
Trading Companies & Distributors—0.2%
International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19		405,000		439,709
Information Technology—1.7%
Computers & Peripherals—0.6%
Hewlett-Packard Co.: 2.65% Sr. Unsec. Unsub. Nts., 6/1/16		809,000		825,868
4.75% Sr. Unsec. Nts., 6/2/14		214,000		223,590

				1,049,458
Electronic Equipment, Instruments & Components—0.7%
Amphenol Corp., 4.75% Sr. Unsec. Unsub. Nts., 11/15/14		124,000		131,415
Arrow Electronics, Inc., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21		527,000		564,082
Avnet, Inc., 4.875% Sr. Unsec. Unsub. Nts., 12/1/22		500,000		519,896

				1,215,393
Office Electronics—0.3%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13		435,000		437,413
Semiconductors & Semiconductor Equipment—0.1%
Maxim Integrated Products, Inc., 3.375% Sr. Unsec. Nts., 3/15/23		210,000		212,085
Materials—3.2%
Chemicals—0.4%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41		80,000		90,242

18	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Chemicals Continued
Eastman Chemical Co., 4.80% Sr. Unsec. Nts., 9/1/42	$	101,000	$	105,467
RPM International, Inc., 3.45% Sr. Unsec. Nts., 11/15/22		227,000		225,613
Sherwin-Williams Co. (The), 4% Sr. Unsec. Unsub. Nts., 12/15/42		226,000		222,356

				643,678
Containers & Packaging—1.0%
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25% Sr. Unsec. Nts., 2/1/21		446,000		489,485
Packaging Corp. of America, 3.90% Sr. Unsec. Unsub. Nts., 6/15/22		342,000		353,628
Rock Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20		432,000		442,532
Sealed Air Corp., 8.375% Sr. Unsec. Nts., 9/15/21[1]		388,000		446,200

				1,731,845
Metals & Mining—1.7%
Allegheny Technologies, Inc., 5.95% Sr. Unsec. Unsub. Nts., 1/15/21		260,000		291,298
Carpenter Technology Corp., 4.45% Sr. Unsec. Nts., 3/1/23		145,000		149,306
Cliffs Natural Resources, Inc., 3.95% Sr. Unsec. Unsub. Nts., 1/15/18		392,000		394,176
Freeport-McMoRan Copper & Gold, Inc., 3.55% Sr. Unsec. Nts., 3/1/22		331,000		329,865
Petrohawk Energy Corp., 6.25% Sr. Unsec. Nts., 6/1/19		743,000		845,220
Xstrata Canada Corp.: 5.375% Sr. Unsec. Unsub. Nts., 6/1/15		245,000		264,776
6% Sr. Unsec. Unsub. Nts., 10/15/15		463,000		513,730

				2,788,371
Paper & Forest Products—0.1%
International Paper Co., 6% Sr. Unsec. Unsub. Nts., 11/15/41		202,000		236,258
Telecommunication Services—2.4%
Diversified Telecommunication Services—1.8%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38		519,000		625,610
British Telecommunications plc, 9.625% Bonds, 12/15/30		298,000		463,619
CenturyLink, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/20		437,000		447,706
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20		429,000		487,988
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		386,000		404,232
Telefonica Emisiones SAU, 7.045% Sr. Unsub. Unsec. Nts., 6/20/36		283,000		305,609
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38		220,000		266,978

				3,001,742
Wireless Telecommunication Services—0.6%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42		248,000		230,212
CC Holdings GS V LLC, 3.849% Sr. Sec. Nts., 4/15/23[1]		227,000		229,338
MetroPCS Wireless, Inc., 6.25% Sr. Unsec. Nts., 4/1/21[1]		445,000		454,456
Vodafone Group plc, 4.375% Sr. Unsec. Unsub. Nts., 2/19/43		117,000		112,302

				1,026,308

19	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Principal Amount		Value
Utilities—2.2%
Electric Utilities—1.7%
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	$	663,000	$	723,391
Electricite de France SA, 5.25% Jr. Sub. Perpetual Bonds[1,2,10]		360,000		358,563
Exelon Generation Co. LLC, 4.25% Sr. Unsec. Unsub. Nts., 6/15/22		230,000		242,625
FirstEnergy Corp., 4.25% Sr. Unsec. Unsub. Nts., 3/15/23		265,000		268,752
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13		464,000		466,887
PPL Capital Funding, Inc., 3.50% Sr. Unsec. Nts., 12/1/22		329,000		332,348
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/21[1]		429,000		491,494

				2,884,060
Energy Traders—0.3%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13		455,000		470,536
Multi-Utilities—0.2%
CMS Energy Corp.: 4.70% Sr. Unsec. Nts., 3/31/43		150,000		150,856
5.05% Sr. Unsec. Unsub. Nts., 3/15/22		155,000		179,310

				330,166

Total Corporate Bonds and Notes (Cost $71,324,730)				75,385,704

		Shares
Investment Company—12.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[11,12] (Cost $20,799,266)		20,799,266		20,799,266

Total Investments, at Value (Cost $218,549,611)		130.6%		222,082,341
Liabilities in Excess of Other Assets		(30.6)		(52,047,608)

Net Assets		100.0%	$	170,034,733

Footnotes to Statement of Investments

*March 28, 2013 represents the last business day of the Fund’s quarterly period. See accompanying Notes.

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $23,321,908 or 13.72% of the Fund’s net assets as of March 28, 2013.

2. Represents the current interest rate for a variable or increasing rate security.

20	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

3. Restricted security. The aggregate value of restricted securities as of March 28, 2013 was $1,822,648, which represents 1.07% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation (Depreciation)
Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 6.926%, 6/15/24	4/21/97	$407,262	$106,230	$(301,032)
Corrections Corp. of America, 4.125% Sr. Unsec. Nts., 4/1/20	3/21/13	165,000	168,403	3,403
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49	7/14/10	599,064	620,931	21,867
Lehman Structured Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2002-GE1, Cl.A, 2.514%, 7/1/24	1/28/02	98,517	88,603	(9,914)
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1B, 2.404%, 11/1/36	10/24/12	236,903	248,659	11,756
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29	8/10/10	3,281,116	230,846	(3,050,270)
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-2/9/12	171,726	172,229	503
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/17	5/19/11- 1/19/12	184,955	186,747	1,792

		$5,144,543	$1,822,648	$(3,321,895)

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 28, 2013. See accompanying Notes.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $5,348,383 or 3.15% of the Fund’s net assets as of March 28, 2013.

6. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $239,113 or 0.14% of the Fund’s net assets as of March 28, 2013.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

9. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $236,899. See accompanying Notes.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares March 28, 2013
Oppenheimer Institutional Money Market Fund, Cl. E	28,238,653	14,189,812	21,629,199	20,799,266

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$20,799,266	$9,211

12.	Rate shown is the 7-day yield as of March 28, 2013.

21	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

Futures Contracts as of March 28, 2013 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
U.S. Long Bonds	Sell	30	6/19/13	$4,334,063	$ (32,909)
U.S. Treasury Nts., 2 yr.	Sell	75	6/28/13	16,533,984	(3,699)
U.S. Treasury Nts., 5 yr.	Sell	92	6/28/13	11,413,031	(38,867)
U.S. Treasury Nts., 10 yr.	Sell	29	6/19/13	3,827,547	(8,036)
U.S. Treasury Ultra Bonds	Buy	54	6/19/13	8,510,063	65,370

					$ (18,141)

Notes to Statement of Investments

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 28, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$84,694,173
Sold securities	31,607,617

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

22	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 28, 2013 is as follows:

Cost	$3,281,116
Market Value	$230,846
Market Value as a % of Net Assets	0.14%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

23	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

24	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$24,633,100	$—	$24,633,100
Mortgage-Backed Obligations	—	97,336,972	319,449	97,656,421
U.S. Government Obligations	—	3,607,850	—	3,607,850
Corporate Bonds and Notes	—	75,385,704	—	75,385,704
Investment Company	20,799,266	—	—	20,799,266

Total Investments, at Value	20,799,266	200,963,626	319,449	222,082,341
Other Financial Instruments:
Futures margins	15,731	—	—	15,731

Total Assets	$20,814,997	$200,963,626	$319,449	$222,098,072

Liabilities Table
Other Financial Instruments:
Futures margins	$(33,245)	$—	$—	$(33,245)

Total Liabilities	$(33,245)	$—	$—	$(33,245)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

25	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

26	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended March 28, 2013, the Fund had an ending monthly average market value of $8,568,703 and $40,687,115 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Restricted Securities

As of March 28, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 28, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$	218,635,008
Federal tax cost of other investments		(27,580,421)

Total federal tax cost	$	191,054,587

Gross unrealized appreciation	$	8,574,414
Gross unrealized depreciation		(5,145,222)

Net unrealized appreciation	$	3,429,192

27	Oppenheimer Core Bond Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* / Unaudited

	Shares	Value

Common Stocks—99.6%

Consumer Discretionary—17.1%

Automobiles—1.8%
Bayerische Motoren Werke (BMW) AG, Preference	777,404	$49,661,340

Hotels, Restaurants & Leisure—3.5%
Carnival Corp.	1,018,656	34,939,901

Lottomatica Group SpA	454,833	10,686,897

McDonald’s Corp.	493,050	49,152,154

		94,778,952

Media—3.5%
Grupo Televisa SAB, Sponsored ADR	961,886	25,595,787

Walt Disney Co. (The)	931,850	52,929,080

Zee Entertainment Enterprises Ltd.	4,094,715	15,896,686

		94,421,553

Multiline Retail—2.0%
PPR	245,780	54,000,099

Specialty Retail—3.2%
Industria de Diseno Textil SA (Inditex)	349,519	46,578,413

Tiffany & Co.	604,580	42,042,493

		88,620,906

Textiles, Apparel & Luxury Goods—3.1%
Brunello Cucinelli SpA[1]	143,920	3,029,225

LVMH Moet Hennessy Louis Vuitton SA	314,340	53,953,227

Tod’s SpA	197,272	28,245,926

		85,228,378

Consumer Staples—8.4%

Beverages—3.2%
Carlsberg AS, Cl. B	201,971	19,654,010

Compania de Bebidas das Americas, Preference, ADR	591,075	25,020,205

Fomento Economico Mexicano SAB de CV, UBD	3,736,823	42,419,528

		87,093,743

Food & Staples Retailing—0.1%
E-Mart Co. Ltd.	12,489	2,463,900

Food Products—3.1%
Nestle SA	456,400	33,005,225

Unilever plc	1,219,003	51,565,639

		84,570,864

Household Products—2.0%
Colgate-Palmolive Co.	455,420	53,753,223

Energy—3.3%

Energy Equipment & Services—2.6%
Technip SA	422,060	43,270,588

	Shares	Value

Transocean Ltd.[1]	505,762	$26,279,393

		69,549,981

Oil, Gas & Consumable Fuels—0.7%
Repsol SA	970,195	19,711,765

Financials—17.7%

Capital Markets—3.5%
Credit Suisse Group AG1	628,826	16,595,633

Goldman Sachs Group, Inc. (The)	168,630	24,813,904

UBS AG1	3,559,405	54,555,296

		95,964,833

Commercial Banks—5.1%
Banco Bilbao Vizcaya Argentaria SA	3,714,134	32,387,200

ICICI Bank Ltd., Sponsored ADR	966,870	41,478,723

Itau Unibanco Holding SA, Preference, ADR	1,642,800	29,241,840

Societe Generale[1]	334,579	11,037,474

Sumitomo Mitsui Financial Group, Inc.	631,100	25,897,543

		140,042,780

Diversified Financial Services—3.8%
BM&FBovespa SA	4,162,500	27,993,752

Citigroup, Inc.	491,900	21,761,656

McGraw-Hill Cos., Inc. (The)	829,170	43,183,174

Moscow Exchange (The)[1]	5,714,642	10,000,624

		102,939,206

Insurance—4.8%
Allianz SE	316,997	43,051,998

Dai-ichi Life Insurance Co. Ltd. (The)	21,622	29,046,978

Fidelity National Financial, Inc., Cl. A	687,020	17,333,515

Prudential plc	2,451,357	39,889,515

		129,322,006

Real Estate Management & Development—0.5%
DLF Ltd.	3,100,027	13,549,762

Health Care—10.7%

Biotechnology—2.3%
Gilead Sciences, Inc.[1]	580,220	28,390,165

Medivation, Inc.[1]	146,080	6,832,162

Theravance, Inc.[1]	598,130	14,127,831

ThromboGenics NV1	93,034	4,482,819

Vertex Pharmaceuticals, Inc.[1]	133,270	7,327,185

		61,160,162

1      OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Health Care Equipment & Supplies—1.9%
St. Jude Medical, Inc.	299,710	$12,120,272

Zimmer Holdings, Inc.	534,470	40,202,833

		52,323,105

Health Care Providers & Services—3.4%
Aetna, Inc.	849,770	43,440,242

WellPoint, Inc.	754,555	49,974,178

		93,414,420

Pharmaceuticals—3.1%
Allergan, Inc.	93,810	10,472,010

Bayer AG	424,280	43,764,681

Roche Holding AG	130,189	30,308,405

		84,545,096

Industrials—13.2%

Aerospace & Defense—3.5%
Embraer SA, ADR	827,383	29,512,751

European Aeronautic Defence & Space Co.	1,301,510	66,233,121

		95,745,872

Air Freight & Couriers—1.1%
United Parcel Service, Inc., Cl. B	346,460	29,760,914

Building Products—1.6%
Assa Abloy AB, Cl. B	1,098,525	44,857,709

Construction & Engineering—0.8%
FLSmidth & Co. AS	330,964	20,107,293

Electrical Equipment—1.9%
Emerson Electric Co.	442,240	24,707,949

Nidec Corp.	251,000	15,038,946

Prysmian SpA	708,371	14,573,807

		54,320,702

Industrial Conglomerates—3.6%
3M Co.	399,560	42,477,224

Siemens AG	508,026	54,721,438

		97,198,662

Machinery—0.7%
FANUC Corp.	117,900	18,138,467

Information Technology—26.0%

Communications Equipment—4.6%
Juniper Networks, Inc.[1]	1,426,760	26,452,130

Telefonaktiebolaget LM Ericsson, Cl. B	7,879,632	98,184,794

		124,636,924

Computers & Peripherals—0.5%
Fusion-io, Inc.[1]	802,480	13,136,598

Electronic Equipment, Instruments, & Components—3.4%
Hoya Corp.	139,300	2,613,308

Keyence Corp.	109,811	33,735,462

Kyocera Corp.	172,300	15,818,222

	Shares	Value

Murata Manufacturing Co. Ltd.	556,200	$42,028,919

		94,195,911

Internet Software & Services—5.0%
eBay, Inc.[1]	1,101,510	59,723,872

Facebook, Inc., Cl. A1	680,470	17,406,423

Google, Inc., Cl. A1	75,090	59,623,713

		136,754,008

IT Services—1.0%
Infosys Ltd.	543,980	29,060,167

Semiconductors & Semiconductor Equipment—4.5%
Altera Corp.	1,394,580	49,465,752

Maxim Integrated Products, Inc.	1,446,335	47,222,838

Taiwan Semiconductor Manufacturing Co. Ltd.	7,815,184	26,135,554

		122,824,144

Software—7.0%
Adobe Systems, Inc.[1]	1,019,103	44,341,171

Intuit, Inc.	659,400	43,289,610

Microsoft Corp.	1,313,310	37,573,799

SAP AG	805,934	64,567,905

		189,772,485

Materials—1.2%

Chemicals—1.0%
Linde AG	145,840	27,116,373

Metals & Mining—0.2%
Iluka Resources Ltd.	541,600	5,295,677

Telecommunication Services—1.5%

Wireless Telecommunication Services—1.5%
KDDI Corp.	946,800	39,612,213

Utilities—0.5%

Electric Utilities—0.5%
Fortum OYJ	739,751	14,952,593

Total Common Stocks (Cost $1,718,539,077)		2,714,602,786

Investment Company—0.2%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[2,3]
(Cost $5,878,444)	5,878,444	$5,878,444

Total Investments, at Value
(Cost $1,724,417,521)	99.8%	2,720,481,230

Assets in Excess of Other Liabilities	0.2	5,372,731

Net Assets	100.0%	$2,725,853,961

2      OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments *March 28, 2013 represents the last business day of the Fund’s quarterly period. See accompanying Notes. 1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares March 28, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	30,612,139	53,035,696	77,769,391	5,878,444

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$5,878,444	$5,129

3. Rate shown is the 7-day yield as of March 28, 2013.

3      OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent

United States	$1,080,135,808	39.7%
Germany	282,883,735	10.4
Japan	221,930,058	8.1
France	162,261,388	6.0
Sweden	143,042,503	5.2
Switzerland	134,464,559	4.9
Brazil	111,768,548	4.1
India	99,985,338	3.6
Spain	98,677,378	3.6
United Kingdom	91,455,154	3.4
Mexico	68,015,315	2.6
Netherlands	66,233,121	2.4
Italy	56,535,855	2.1
Denmark	39,761,303	1.5
Taiwan	26,135,554	1.0
Finland	14,952,593	0.5
Russia	10,000,624	0.4
Australia	5,295,677	0.2
Belgium	4,482,819	0.2
South Korea	2,463,900	0.1

Total	$2,720,481,230	100.0%

Spot Currency Exchange Contracts as of March 28, 2013 are as follows:

Broker/Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation

Barclays Capital
Japanese Yen (JPY)	Sell	64,103	JPY	4/2/13	$680,966	$–	$214

Citigroup
Japanese Yen (JPY)	Sell	105,320	JPY	4/1/13	1,118,821	–	1,525

Deutsche Bank Securities, Inc.
Euro (EUR)	Sell	2,093	EUR	4/3/13	2,682,541	460	–

JPMorgan Chase
Japanese Yen (JPY)	Sell	188,885	JPY	4/1/13	2,006,531	–	2,986

Total unrealized appreciation and depreciation						$460	$4,725

The Fund has changed its name to Oppenheimer Global Fund/VA from Oppenheimer Global Securities Fund/VA.

4      OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

 The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is

5      OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily

6      OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Securities Valuation (Continued)

available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

7      OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

The table below categorizes amounts as of March 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$420,132,815	$46,578,413	$—	$466,711,228
Consumer Staples	185,462,202	42,419,528	—	227,881,730
Energy	89,261,746	—	—	89,261,746
Financials	313,414,482	168,404,105	—	481,818,587
Health Care	291,442,783	—	—	291,442,783
Industrials	306,844,913	53,284,706	—	360,129,619
Information Technology	589,737,467	120,642,770	—	710,380,237
Materials	27,116,373	5,295,677	—	32,412,050
Telecommunication Services	—	39,612,213	—	39,612,213
Utilities	—	14,952,593	—	14,952,593
Investment Company	5,878,444	—	—	5,878,444

Total Investments, at Value	$2,229,291,225	$491,190,005	$—	$2,720,481,230
Other Financial Instruments:
Foreign currency exchange contracts	—	460	—	460

Total Assets	$2,229,291,225	$491,190,465	$–	$2,720,481,690

Liabilities Table
Other Financial Instruments:
Foreign currency exchange contracts	$—	$(4,725)	$—	$(4,725)

Total Liabilities	$—	$(4,725)	$–	$(4,725)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfer out of Level 2*

Assets Table
Investments, at value:
Commons Stocks

8      OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Securities Valuation (Continued)

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfer out of Level 2*

Consumer Discretionary	$149,255,601	$ –	$ –	$ (149,255,601)
Consumer Staples	69,527,438	(44,124,838)	44,124,838	(69,527,438)
Energy	68,308,729	–	–	(68,308,729)
Financials	85,693,688	(34,121,199)	34,121,199	(85,693,688)
Health Care	33,139,429	–	–	(33,139,429)
Industrials	115,764,935	–	–	(115,764,935)
Information Technology	96,001,701	(30,503,510)	30,503,510	(96,001,701)

Total Assets	$617,691,521	$(108,749,547)	$108,749,547	$(617,691,521)

*Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

**Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

9      OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of March 28, 2013, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $460, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand

10      OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Risk Exposures and the Use of Derivative Instruments (Continued)

payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended March 28, 2013, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $926,514 and $4,485,013, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 28, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,750,275,942

Gross unrealized appreciation	$1,026,615,216
Gross unrealized depreciation	(56,409,928)

Net unrealized appreciation	$970,205,288

11      OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS March 28, 2013* / Unaudited

	Shares	Value

Common Stocks—99.2%

Consumer Discretionary—4.8%

Automobiles—1.0%
Ford Motor Co.	1,078,550	$14,182,932

Specialty Retail—3.8%
AutoZone, Inc.[1]	84,610	33,570,710

TJX Cos., Inc. (The)	411,980	19,260,065

		52,830,775

Consumer Staples—12.2%

Beverages—2.3%
Dr Pepper Snapple Group, Inc.	699,870	32,858,896

Food Products—3.7%
J.M. Smucker Co. (The)	300,460	29,793,614

Kraft Foods Group, Inc.	436,896	22,513,251

		52,306,865

Household Products—1.4%
Henkel AG & Co. KGaA, Preference	209,078	20,124,618

Tobacco—4.8%
Philip Morris International, Inc.	728,759	67,563,247

Energy—8.9%

Energy Equipment & Services—3.4%
National Oilwell Varco, Inc.	668,350	47,285,763

Oil, Gas & Consumable Fuels—5.5%
Chevron Corp.	428,580	50,923,876

Noble Energy, Inc.	229,250	26,515,055

		77,438,931

Financials—20.3%

Commercial Banks—3.3%
CIT Group, Inc.[1]	983,012	42,741,362

M&T Bank Corp.	40,840	4,213,054

		46,954,416

Consumer Finance—1.7%
Discover Financial Services	542,050	24,305,522

Diversified Financial Services—11.8%
Citigroup, Inc.	839,238	37,127,889

CME Group, Inc.	270,530	16,607,837

JPMorgan Chase & Co.	1,341,040	63,645,758

McGraw-Hill Cos., Inc. (The)	597,061	31,094,937

Moody’s Corp.	140,850	7,510,122

MSCI, Inc.[1]	278,300	9,442,719

		165,429,262

Insurance—3.5%
American International
Group, Inc.[1]	380,200	$14,759,364

Lincoln National Corp.	311,560	10,159,972

	Shares	Value

Marsh & McLennan Cos., Inc.	622,180	23,624,175

		48,543,511

Health Care—16.3%

Health Care Equipment & Supplies—3.3%
Covidien plc	689,490	46,775,002

Health Care Providers & Services—3.9%
Express Scripts Holding Co.[1]	785,907	45,307,539

UnitedHealth Group, Inc.	162,540	9,298,913

		54,606,452

Pharmaceuticals—9.1%
Abbott Laboratories	461,360	16,295,235

AbbVie, Inc.	461,360	18,814,261

Actavis, Inc.[1]	415,940	38,312,233

Bristol-Myers Squibb Co.	354,270	14,592,381

Pfizer, Inc.	880,800	25,419,888

Sanofi	154,010	15,705,248

		129,139,246

Industrials—10.4%

Aerospace & Defense—0.8%
L-3 Communications Holdings, Inc.	135,530	10,967,088

Air Freight & Couriers—2.6%
United Parcel Service, Inc., Cl. B	421,040	36,167,336

Commercial Services & Supplies—3.0%
ADT Corp. (The)	375,852	18,394,197

Tyco International Ltd.	751,695	24,054,240

		42,448,437

Professional Services—1.4%
Towers Watson & Co., Cl. A	272,670	18,901,484

Road & Rail—2.6%
CSX Corp.	1,471,780	36,249,941

Information Technology—22.9%

Communications Equipment—2.2%
QUALCOMM, Inc.	456,631	30,571,445

Computers & Peripherals—6.8%
Apple, Inc.	170,532	75,482,579

Western Digital Corp.	402,570	20,241,220

		95,723,799

Electronic Equipment, Instruments, & Components—1.0%
Corning, Inc.	1,020,390	$13,601,799

Internet Software & Services—5.6%
eBay, Inc.[1]	935,875	50,743,142

Facebook, Inc., Cl. A1	167,330	4,280,301

Google, Inc., Cl. A1	29,550	23,463,587

		78,487,030

IT Services—5.3%
Amdocs Ltd.	146,050	5,294,312

1      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

International Business				Shares	Value

Machines Corp.	324,790	69,277,707	Construction Materials—2.3%

		74,572,019	Vulcan Materials Co.	633,530	$32,753,501

Software—2.0%			Telecommunication Services—0.8%

Microsoft Corp.	996,240	28,502,426	Wireless Telecommunication Services—0.8%

Materials—2.6%			America Movil SAB de CV,

Chemicals—0.3%			Series L, ADR	498,982	10,458,663

PPG Industries, Inc.	35,170	4,710,670	Total Common Stocks
			(Cost $970,941,209)		1,394,461,076

			Investment Company—0.7%
			Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[2,3]
			(Cost $9,682,328)	9,682,328	9,682,328

			Total Investments, at Value
			(Cost $980,623,537)	99.9%	1,404,143,404

			Assets in Excess of Other Liabilities	0.1	1,871,689

			Net Assets	100.0%	$1,406,015,093

Footnotes to Statement of Investments

*March 28, 2013 represents the last business day of the Fund’s quarterly period. See accompanying Notes.

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares March 28, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	24,937,150	69,135,608	84,390,430	9,682,328

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$9,682,328	$4,801

3. Rate shown is the 7-day yield as of March 28, 2013.

2      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund.  The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation.  The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on

3      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently

4      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$67,013,707	$—	$—	$67,013,707
Consumer Staples	172,853,626	—	—	172,853,626
Energy	124,724,694	—	—	124,724,694
Financials	285,232,711	—	—	285,232,711
Health Care	214,815,452	15,705,248	—	230,520,700
Industrials	144,734,286	—	—	144,734,286
Information Technology	321,458,518	—	—	321,458,518
Materials	37,464,171	—	—	37,464,171
Telecommunication Services	10,458,663	—	—	10,458,663
Investment Company	9,682,328	—	—	9,682,328
Total Assets	$1,388,438,156	$15,705,248	$—	$1,404,143,404

5      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors.  In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk.  Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk.  Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk.  Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk.  Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk.  Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

6      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

Volatility Risk.  Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives.  The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk.  Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features.  The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the period ended March 28, 2013, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $350,601 and $10,906, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

As of March 28, 2013, the Fund had no outstanding forward contracts.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 28, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$982,731,933

Gross unrealized appreciation	$422,791,536
Gross unrealized depreciation	(1,380,065)

Net unrealized appreciation	$421,411,471

8      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS March 28, 2013* / Unaudited

	Shares	Value

Common Stocks—96.4%

Consumer Discretionary—12.4%

Auto Components—1.6%
Dana Holding Corp.	946,488	$16,875,881

Distributors—0.8%
Pool Corp.	177,239	8,507,472

Diversified Consumer Services—0.5%
Bright Horizons Family Solutions, Inc.[1]	166,520	5,626,711

Hotels, Restaurants & Leisure—3.1%
Brinker International, Inc.	136,410	5,135,837

Dunkin’ Brands Group, Inc.	431,403	15,910,143

Texas Roadhouse, Inc., Cl. A	555,430	11,214,132

		32,260,112

Household Durables—0.6%
Toll Brothers, Inc.[1]	166,460	5,699,590

Media—2.4%
Imax Corp.[1]	917,596	24,527,341

Specialty Retail—2.9%
Monro Muffler Brake, Inc.	268,279	10,653,359

Pier 1 Imports, Inc.	853,220	19,624,060

		30,277,419

Textiles, Apparel & Luxury Goods—0.5%
Fossil, Inc.[1]	57,712	5,574,979

Consumer Staples—2.6%

Food Products—1.5%
Flowers Foods, Inc.	477,680	15,734,779

Personal Products—1.1%
Nu Skin Enterprises, Inc., Cl. A	248,850	10,999,170

Energy—4.9%

Oil, Gas & Consumable Fuels—4.9%
CVR Energy, Inc., Escrow Shares[1,2]	43,316	—

EPL Oil & Gas, Inc.[1]	963,487	25,831,086

MPLX LP	163,960	6,140,302

PAA Natural Gas Storage LP	278,333	5,953,543

Renewable Energy Group, Inc.[1]	860,998	6,621,075

Western Refining, Inc.	182,571	6,464,839

		51,010,845

Financials—23.2%

Capital Markets—2.3%
Financial Engines, Inc.	452,213	16,379,155

WisdomTree Investments, Inc.[1]	728,340	7,574,736

		23,953,891

	Shares	Value

Commercial Banks—5.3%
BankUnited, Inc.	760,535	$19,484,907

CapitalSource, Inc.	1,004,969	9,667,802

First Niagara Financial Group, Inc.	1,467,670	13,003,556

FirstMerit Corp.	763,492	12,620,523

		54,776,788

Insurance—1.6%
Alterra Capital Holdings Ltd.	148,043	4,663,355

AmTrust Financial Services, Inc.	343,646	11,907,334

		16,570,689

Real Estate Investment Trusts (REITs)—10.6%
Apollo Commercial Real Estate Finance, Inc.	76,769	1,350,367

Ares Commercial Real Estate Corp.	283,429	4,795,619

CapLease, Inc.	1,244,594	7,928,064

Chatham Lodging Trust	483,340	8,511,617

CYS Investments, Inc.	853,529	10,020,430

Hatteras Financial Corp.	683,390	18,745,388

LaSalle Hotel Properties	813,946	20,657,949

Mid-America Apartment Communities, Inc.	283,345	19,567,806

Starwood Property Trust, Inc.	658,372	18,276,407

		109,853,647

Thrifts & Mortgage Finance—3.4%
Home Loan Servicing Solutions Ltd.	786,340	18,345,312

Ocwen Financial Corp.[1]	234,940	8,908,925

Oritani Financial Corp.	490,370	7,595,831

		34,850,068

Health Care—12.4%

Biotechnology—2.3%
Achillion Pharmaceuticals, Inc.[1]	397,929	3,477,899

Cepheid, Inc.[1]	235,190	9,024,240

Medivation, Inc.[1]	107,292	5,018,047

Merrimack Pharmaceuticals, Inc.[1]	413,990	2,525,339

Sarepta Therapeutics, Inc.[1]	113,290	4,186,066

		24,231,591

Health Care Equipment & Supplies—2.4%
DexCom, Inc.[1]	482,570	8,068,570

Greatbatch, Inc.[1]	326,251	9,745,117

Orthofix International NV1	191,620	6,873,409

		24,687,096

1      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Health Care Providers & Services—6.0%
Community Health Systems, Inc.	239,350	$11,342,797

HealthSouth Corp.[1]	596,890	15,739,989

Team Health Holdings, Inc.[1]	302,270	10,996,583

WellCare Health Plans, Inc.[1]	418,170	24,237,133

		62,316,502

Pharmaceuticals—1.7%
Questcor Pharmaceuticals, Inc.	226,220	7,361,199

Santarus, Inc.[1]	585,240	10,142,209

		17,503,408

Industrials—17.9%

Aerospace & Defense—1.6%
B/E Aerospace, Inc.[1]	188,760	11,380,340

Triumph Group, Inc.	66,920	5,253,220

		16,633,560

Air Freight & Couriers—2.0%
Atlas Air Worldwide Holdings, Inc.[1]	167,170	6,813,849

Hub Group, Inc., Cl. A1	341,138	13,120,168

		19,934,017

Commercial Services & Supplies—3.8%
KAR Auction Services, Inc.	789,840	15,820,495

Mobile Mini, Inc.[1]	275,800	8,116,794

Waste Connections, Inc.	418,990	15,075,260

		39,012,549

Construction & Engineering—1.6%
AECOM Technology Corp.[1]	206,793	6,782,810

KBR, Inc.	279,081	8,952,919

		15,735,729

Electrical Equipment—1.0%
Regal-Beloit Corp.	126,029	10,278,925

Machinery—2.0%
Greenbrier Cos, Inc.[1]	464,919	10,558,311

Wabtec Corp.	105,949	10,818,452

		21,376,763

Professional Services—3.5%
Korn/Ferry International[1]	757,161	13,522,895

Robert Half International, Inc.	611,815	22,961,417

		36,484,312

Road & Rail—1.8%
Old Dominion Freight Line, Inc.[1]	278,471	10,637,592

Swift Transportation Co.[1]	605,874	8,591,293

		19,228,885

	Shares	Value

Transportation Infrastructure—0.6%
Wesco Aircraft Holdings, Inc.[1]	412,980	$6,079,066

Information Technology—14.1%

Communications Equipment—2.7%
Aruba Networks, Inc.[1]	762,406	18,861,924

Finisar Corp.[1]	682,811	9,006,277

		27,868,201

Internet Software & Services—0.7%

j2 Global, Inc.	193,473	7,586,076

IT Services—1.0%
MAXIMUS, Inc.	125,835	10,063,025

Semiconductors & Semiconductor Equipment—4.7%
Cavium, Inc.[1]	357,300	13,866,813

Cirrus Logic, Inc.[1]	222,140	5,053,685

Semtech Corp.[1]	496,798	17,581,681

Skyworks Solutions, Inc.[1]	580,439	12,787,071

		49,289,250

Software—5.0%
Fortinet, Inc.[1]	832,501	19,713,624

Guidewire Software, Inc.[1]	158,130	6,078,517

ServiceNow, Inc.[1]	144,700	5,238,140

Splunk, Inc.[1]	140,230	5,613,407

TIBCO Software, Inc.[1]	754,876	15,263,593

		51,907,281

Materials—8.3%

Chemicals—3.4%
A. Schulman, Inc.	293,198	9,253,329

Cytec Industries, Inc.	211,098	15,638,140

W.R. Grace & Co.[1]	134,900	10,456,099

		35,347,568

Containers & Packaging—1.2%
Packaging Corp. of America	277,890	12,468,924

Metals & Mining—2.1%
Compass Minerals International, Inc.	146,724	11,576,524

Kaiser Aluminum Corp.	161,560	10,444,854

		22,021,378

Paper & Forest Products—1.6%

Boise Cascade Co.[1]	32,990	1,119,681

P.H. Glatfelter Co.	669,131	15,644,283

		16,763,964

2      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Utilities—0.6%

Water Utilities—0.6%
Aqua America, Inc.	185,543	$5,833,472

Total Common Stocks
(Cost $798,115,226)		999,750,924

Investment Company—2.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14%[3,4]
(Cost $28,040,641)	28,040,641	28,040,641

Total Investments, at Value
(Cost $826,155,867)	99.1%	1,027,791,565

Assets in Excess of Other
Liabilities	0.9	8,899,355

Net Assets	100.0%	$1,036,690,920

 Footnotes to Statement of Investments

*March 28, 2012 represents the last business day of the Fund’s quarterly period. See accompanying Notes.

1. Non-income producing security.

2. Escrow shares received as a result of issuer reorganization.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares March 28, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	13,103,742	141,229,303	126,292,404	28,040,641

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$28,040,641	$9,098

4. Rate shown is the 7-day yield as of March 28, 2013.

3      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has changed its name to Oppenheimer Main Street Small Cap Fund/VA from Oppenheimer Main Street Small- & Mid-Cap Fund/VA.

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as

4      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled

5      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$129,349,505	$—	$—	$129,349,505
Consumer Staples	26,733,949	—	—	26,733,949
Energy	51,010,845	—	—	51,010,845
Financials	240,005,083	—	—	240,005,083
Health Care	128,738,597	—	—	128,738,597
Industrials	184,763,806	—	—	184,763,806
Information Technology	146,713,833	—	—	146,713,833
Materials	86,601,834	—	—	86,601,834
Utilities	5,833,472	—	—	5,833,472
Investment Company	28,040,641	—	—	28,040,641

Total Assets	$1,027,791,565	$—	$—	$1,027,791,565

6      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 28, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$827,839,542

Gross unrealized appreciation	$204,232,986
Gross unrealized depreciation	(4,280,963)

Net unrealized appreciation	$199,952,023

7      OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

	Maturity Date**	Final Legal Maturity Date***	Principal Amount	Value

Certificates of Deposit—36.7%

Yankee Certificates of Deposit—36.7%
Bank of Montreal, Chicago:
0.18%	4/1/13	4/1/13	$1,200,000	$1,200,000
0.19%	5/29/13	5/29/13	7,000,000	7,000,000

Bank of Nova Scotia, Houston TX:
0.21% [1]	4/1/13	5/24/13	5,000,000	5,000,000
0.23% [1]	4/1/13	7/9/13	1,200,000	1,200,000
0.23%	4/8/13	4/8/13	1,000,000	1,000,000
0.24%	5/17/13	5/17/13	1,300,000	1,300,000

BNP Paribas, New York, 0.74%	1/15/14	1/15/14	2,250,000	2,250,000

Deutsche Bank AG, New York:
0.20%	4/5/13	4/5/13	4,000,000	4,000,000
0.20%	4/12/13	4/12/13	1,000,000	1,000,000

DnB Bank ASA NY, 0.21%	5/14/13	5/14/13	2,000,000	2,000,000

Nordea Bank Finland plc, New York:
0.23%	5/22/13	5/22/13	1,300,000	1,300,000
0.25%	4/3/13	4/3/13	7,000,000	7,000,000

Royal Bank of Canada, New York:
0.35% [1]	4/1/13	2/3/14	2,000,000	2,000,000
0.52% [1]	4/1/13	6/7/13	3,500,000	3,500,000

Skandinaviska Enskilda Bank, New York:
0.30%	4/8/13	4/8/13	5,000,000	5,000,117
0.34%	4/22/13	4/22/13	1,500,000	1,500,140

Sumitomo Mutsui Bank NY, 0.15%	4/2/13	4/2/13	2,000,000	2,000,000

Sumitomo Trust & Bank NY, 0.14%	4/4/13	4/4/13	1,000,000	1,000,000

Svenska Handelsbanken, New York:
0.22%	7/12/13	7/12/13	2,700,000	2,700,000
0.22%	7/19/13	7/19/13	2,500,000	2,500,000
0.26%	6/14/13	6/14/13	1,000,000	1,000,082

Swedbank AB, New York, 0.18%	4/25/13	4/25/13	3,000,000	3,000,000

Toronto Dominion Bank, New York:
0.24%	4/18/13	4/18/13	1,500,000	1,500,000
0.24%	9/27/13	9/27/13	4,000,000	4,000,000

Total Certificates of Deposit (Cost $63,950,339)				63,950,339

Direct Bank Obligations—12.9%
Aust & NZ Banking Group, 0.19% [2]	6/6/13	6/6/13	5,100,000	5,098,224

DnB Bank ASA:
0.21% [2]	6/17/13	6/17/13	1,700,000	1,699,236
0.22% [2]	6/19/13	6/19/13	2,000,000	1,999,056
0.22% [2]	5/28/13	5/28/13	1,350,000	1,349,530

National Australia Funding (Delaware), Inc., 0.25% [2]	7/8/13	7/8/13	3,000,000	2,997,958

Svenska Handelsbanken, Inc., 0.21% [2]	4/23/13	4/23/13	1,900,000	1,899,756

Westpac Banking Corp.:
0.34% [1,2]	4/1/13	10/31/13	2,000,000	2,000,705
0.36% [1,2,3]	4/9/13	1/9/14	5,400,000	5,400,000

Total Direct Bank Obligations (Cost $22,444,465)				22,444,465

1	Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

	Maturity Date**	Final Legal Maturity Date***	Principal Amount	Value

Short-Term Notes/Commercial Paper—43.3%

Banks—3.7%
Bank of Tokyo-Mitsubishi UFJ NY, 0.16% [3]	4/4/13	4/4/13	$6,500,000	$6,499,913

Capital Markets—1.6%
BNP Paribas Finance, Inc., 0.67%	4/2/13	4/2/13	2,750,000	2,749,948

Diversified Financial Services—3.4%
General Electric Capital Corp., 0.07%	4/5/13	4/5/13	5,900,000	5,899,954

Leasing & Factoring—5.6%
American Honda Finance Corp.:
0.30% [1,3]	6/5/13	12/5/13	1,000,000	1,000,000
0.32% [1]	5/8/13	11/8/13	1,500,000	1,500,000
0.38% [1]	5/2/13	8/2/13	1,500,000	1,500,000

Toyota Motor Credit Corp.:
0.30%	10/25/13	10/25/13	2,500,000	2,495,688
0.31%	7/17/13	7/17/13	3,300,000	3,296,959

				9,792,647

Municipal—1.4%
San Antonio, TX Industrial Development Authority Revenue Bonds, Tindall Corp. Project, 0.25% [1]	4/7/13	4/7/13	2,400,000	2,400,000

Receivables Finance—13.2%
Barton Capital Corp., 0.27% [2,3]	7/12/13	7/12/13	2,000,000	2,000,000

Chariot Funding LLC, 0.25% [2]	4/2/13	4/2/13	2,000,000	1,999,986

Gemini Securitization Corp., 0.17% [2]	4/1/13	4/1/13	8,500,000	8,500,000

Gotham Funding Corp., 0.18% [2]	4/19/13	4/19/13	2,000,000	1,999,810

Jupiter Securitization Co. LLC, 0.26% [2]	9/18/13	9/18/13	2,500,000	2,496,931

Market Street Funding LLC:
0.18% [2]	5/7/13	5/7/13	3,060,000	3,059,449
0.21% [2]	4/1/13	4/1/13	1,500,000	1,500,000

Thunder Bay Funding LLC, 0.21% [2]	6/28/13	6/28/13	1,551,000	1,550,204

				23,106,380

Special Purpose Financial—14.4%
Anglesea Funding LLC, 0.28% [3]	4/2/13	4/2/13	2,000,000	1,999,984

Collateralized Commercial Paper II Co. LLC, 0.40% [3]	7/16/13	7/16/13	4,500,000	4,494,700

Concord Minutemen Cap. Corp. LLC:
0.25%	5/13/13	5/13/13	4,200,000	4,198,775
0.28%	4/9/13	4/9/13	4,300,000	4,299,732

Legacy Capital LLC, 0.25%	5/3/13	5/3/13	1,000,000	999,778

Lexington Parker Capital Co. LLC, 0.28% [2]	4/8/13	4/8/13	5,000,000	4,999,728

Northern Pines Funding LLC:
0.22% [3]	4/1/13	4/1/13	450,000	450,000
0.23% [3]	4/26/13	4/26/13	3,000,000	2,999,521

2	Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

	Maturity Date**	Final Legal Maturity Date***	Principal Amount	Value

Ridgefield Funding Co. LLC, 0.38%	4/10/13	4/10/13	$700,000	$699,934

				25,142,152

Total Short-Term Notes/Commercial Paper (Cost $75,590,994)				75,590,994

U.S. Government Obligations—6.9%
U.S. Treasury Nts.:
0.25%	2/28/14	2/28/14	1,000,000	1,000,560
0.38%	6/30/13	6/30/13	2,000,000	2,000,743
0.50%	10/15/13	10/15/13	2,500,000	2,504,018
0.75%	9/15/13	9/15/13	1,000,000	1,002,362
1.00%	7/15/13	7/15/13	1,000,000	1,002,191
1.00%	1/15/14	1/15/14	1,500,000	1,509,618
1.75%	1/31/14	1/31/14	1,000,000	1,012,957
3.38%	7/31/13	7/31/13	1,000,000	1,010,489
4.25%	8/15/13	8/15/13	1,000,000	1,015,037

Total U.S. Government Obligations (Cost $12,057,975)				12,057,975

Total Investments, at Value (Cost $174,043,773)			99.8%	174,043,773

Other Assets Net of Liabilities			0.2	261,647

Net Assets			100.0%	$174,305,420

Footnotes to Statement of Investments

Short-term notes and diret bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

*  March 28, 2013 represents the last business day of the Fund’s quarterly period. See accompanying Notes.

**  The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

***  If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

3	Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

1.  Represents the current interest rate for a variable or increasing rate security.

2.  Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $50,550,573 or 29.00% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

3.  Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $24,844,118 or 14.25% of the Fund’s net assets as of March 28, 2013.

Notes to Statement of Investments

Quarterly Period.  The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar

4	Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

5	Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

The table below categorizes amounts as of March 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Certificates of Deposit	$—	$63,950,339	$—	$63,950,339
Direct Bank Obligations	—	22,444,465	—	22,444,465
Short-Term Notes/Commercial Paper	—	75,590,994	—	75,590,994
U.S. Government Obligations	—	12,057,975	—	12,057,975

Total Assets	$—	$174,043,773	$—	$174,043,773

6	Oppenheimer Money Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

		Shares		Value
Wholly-Owned Subsidiary—0.1%
Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd.[1,2] (Cost $1,500,000)		15,000	$	1,423,971
		Principal Amount
Asset-Backed Securities—3.1%
Ally Auto Receviables Trust, Automobile Receivables Nts., Series 2012-A, Cl. D, 3.15%, 10/15/18[3]	$	2,125,000		2,234,708
Ally Master Owner Trust, Automobile Receivable Nts., Series 2012-3, Cl. D, 2.553%, 7/15/17[4]		1,200,000		1,200,788
American Credit Acceptance Receivables Trust 2012-3, Automobile Receivable Nts.: Series 2012-3, Cl. A, 1.64%, 11/15/16[5]		212,535		212,580
Series 2012-3, Cl. C, 2.78%, 9/17/18[5]		125,000		124,981
AmeriCredit Automobile Receivables Trust 2012-1, Automobile Receivables-Backed Nts.: Series 2012-1, Cl. C, 2.67%, 1/8/18		150,000		156,249
Series 2012-1, Cl. D, 4.72%, 3/8/18		8,055,000		8,777,163
AmeriCredit Automobile Receivables Trust 2012-3, Automobile Receivables-Backed Nts., Series 2012-3, Cl. D, 3.03%, 7/9/18		2,625,000		2,714,803
AmeriCredit Automobile Receivables Trust 2012-4, Automobile Receivables-Backed Nts., Series 2012-4, Cl. D, 2.68%, 10/9/18		1,190,000		1,224,916
AmeriCredit Automobile Receivables Trust 2012-5, Automobile Receivables-Backed Nts., Series 2012-5, Cl. D, 2.35%, 12/10/18		500,000		507,699
AmeriCredit Automobile Receivables Trust 2013-1, Automobile Receivables-Backed Nts.: Series 2013-1, Cl. D, 2.09%, 2/8/19		425,000		425,715
Series 2013-1, Cl. E, 3.92%, 7/8/20[3]		2,385,000		2,411,905
Avis Budget Rental Car Funding AESOP LLC, Automobile Receivable Nts., Series 2011-3A, Cl. B, 4.74%, 11/20/17[5]		335,000		363,822
Capital Auto Receivables Asset Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 2.19%, 9/20/21		275,000		274,934

1	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
CarMax Auto Owner Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 3.02%, 11/15/18	$	1,200,000	$	1,227,198
CarMax Auto Owner Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 1.99%, 8/15/19		250,000		250,700
CPS Auto Trust, Automobile Receivable Nts., Series 2012-C, Cl. A, 1.82%, 12/16/19[5]		197,940		198,946
Credit Acceptance Auto Loan Trust, Automobile Receivable Nts.: Series 2012-2A, Cl. A, 1.52%, 3/16/20[5]		200,000		201,361
Series 2012-2A, Cl. B, 2.21%, 9/15/20[5]		100,000		101,019
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16		520,000		528,002
DT Auto Owner Trust 2010-1A, Automobile Receivable Nts., Series 2010-1A, Cl. D, 5.92%, 9/15/16[5]		329,921		331,715
DT Auto Owner Trust 2012-2, Automobile Receivable Nts.: Series 2012-2, Cl. C, 2.72%, 4/17/17[5]		690,000		699,366
Series 2012-2, Cl. D, 4.35%, 3/15/19[5]		2,245,000		2,324,085
Enterprise Fleet Financing LLC, Automobile Receivable Nts., Series 2012-2, Cl. A2, 0.72%, 4/20/18[5]		80,000		80,033
Exeter Automobile Receivables Trust, Automobile Receivable Nts.: Series 2012-2A, Cl. B, 2.22%, 12/15/17[5]		875,000		886,373
Series 2012-2A, Cl. C, 3.06%, 7/16/18[5]		1,100,000		1,116,100
First Investors Auto Owner Trust 2012-1A, Automobile Receivables Nts., Series 2012-1A, Cl. D, 5.65%, 4/15/18[5]		285,000		305,750
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts.: Series 2007-1A, Cl. B, 2.165%, 8/15/22[3,4]		7,870,000		6,571,450
Series 2007-1A, Cl. C, 3.465%, 8/15/22[3,4]		5,270,000		4,057,900
Series 2007-1A, Cl. D, 5.465%, 8/15/22[3,4]		5,270,000		4,084,250
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17		2,590,000		2,707,880

2	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17[3]	$	78,638	$	78,938
Santander Drive Auto Receivables Trust 2012-2, Automobile Receivables Nts., Series 2012-2, Cl. D, 3.87%, 2/15/18		545,000		574,217
Santander Drive Auto Receivables Trust 2012-3, Automobile Receivables Nts.: Series 2012-3, Cl. C, 3.01%, 4/16/18		5,830,000		6,055,003
Series 2012-3, Cl. D, 3.64%, 5/15/18		6,890,000		7,238,868
Santander Drive Auto Receivables Trust 2012-4, Automobile Receivables Nts., Series 2012-4, Cl. D, 3.50%, 6/15/18		3,510,000		3,686,304
Santander Drive Auto Receivables Trust 2012-5, Automobile Receivables Nts.: Series 2012-5, Cl. C, 2.70%, 8/15/18		3,165,000		3,305,562
Series 2012-5, Cl. D, 3.30%, 9/17/18		3,160,000		3,268,849
Santander Drive Auto Receivables Trust 2012-6, Automobile Receivables Nts., Series 2012-6, Cl. D, 2.52%, 9/17/18		1,270,000		1,291,132
Santander Drive Auto Receivables Trust 2012-AA, Automobile Receivables Nts., Series 2012-AA, Cl. D, 2.46%, 12/17/18[5]		825,000		839,237
Santander Drive Auto Receivables Trust 2013-1, Automobile Receivables Nts., Series 2013-1, Cl. D, 2.80%, 1/15/19		345,000		345,355
Santander Drive Auto Receivables Trust 2013-2, Automobile Receivables Nts., Series 2013-2, Cl. D, 2.70%, 3/15/19		475,000		475,308
SLM Student Loan Trust, Student Loan Receivables, Series 2005-B, Cl. B, 0.68%, 6/15/39[4]		2,483,432		1,620,388
SNAAC Auto Receivables Trust, Automobile Receivable Nts.: Series 2012-1A, Cl. B, 3.11%, 6/15/17[5]		525,000		533,403
Series 2012-1A, Cl. C, 4.38%, 6/15/17[5]		595,000		615,629
United Auto Credit Securitization Trust 2012-1, Automobile Receivables Nts.: Series 2012-1, Cl. A2, 1.10%, 3/16/15		195,000		195,068
Series 2012-1, Cl. B, 1.87%, 9/15/15		335,000		335,168
Series 2012-1, Cl. C, 2.52%, 3/15/16		2,665,000		2,666,213
Series 2012-1, Cl. D, 3.12%, 3/15/18		1,690,000		1,690,995

Total Asset-Backed Securities (Cost $82,012,061)				81,118,028

3	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
Corporate Loans—1.6%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 10/9/16[4]	$	1,999,061	$	1,957,830
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession: 4.25%, 5/31/13[4,6]		119,905		84,933
13.173%, 5/31/13-2/23/14[4]		457,351		323,957
Tranche NM, 13.173%, 2/23/14[4]		50,304		35,632
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, Delayed Draw, 13.173%, 3/3/14[4]		760,069		538,382
Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/29/17[4]		1,022,935		1,037,853
BJ’S Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 3/26/20[4]		1,030,000		1,071,844
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 3/16/18[4]		775,000		785,656
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.454%, 1/28/18[4]		2,838,271		2,636,754
Chesapeake Energy Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.75%, 12/2/17[4]		1,420,000		1,466,404
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.854%, 1/29/16[4]		5,555,019		4,937,023
Crestwood Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9.75%, 3/26/18[4]		801,294		817,320
Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 10/10/19[4]		460,000		468,194
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 3.519%, 10/19/15[4,6,7]		7,053,736		3,950,092
Hallertau SPC, Sr. Sec. Credit Facilities Term Loan, 7.94%, 9/17/13[8]		12,143,750		4,212,575
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7%, 3/19/17[4]		2,575,000		2,743,984

4	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
JG Wentworth, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9%, 2/8/19[4]	$	385,000	$	385,000
Lonestar Intermediate Super Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 11%, 9/2/19[4]		1,555,000		1,675,513
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 8/17/17[4]		666,113		674,913
NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[4]		1,705,000		1,758,281
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[4]		1,218,875		1,198,560
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 2/28/19[4]		3,755,000		3,877,038
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 6/9/18[4]		1,885,000		1,932,125
Revel Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan: 9.125%, 2/17/17[8]		2,186,396		1,042,183
9.15%, 2/17/17[6,8]		101,693		48,474
Saxon Enterprises LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 12/31/19[4]		1,195,000		1,204,859
Springleaf Financial Funding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 5/10/17[4]		1,390,000		1,401,511
SUPERVALU, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 3/21/19[4,6]		625,000		636,774
TransFirst Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11%, 06/27/18[4]		30,000		30,900

Total Corporate Loans (Cost $44,225,521)				42,934,564
Mortgage-Backed Obligations—41.6%
Government Agency—26.5%
FHLMC/FNMA/FHLB/Sponsored—26.3%
Federal Home Loan Mortgage Corp.: 3.50%, 4/1/43[6]		36,335,000		38,246,846
5%, 9/15/33		923,611		1,002,801
5.50%, 9/1/39		1,030,359		1,128,707
6%, 5/15/18-11/15/21		294,963		319,767

5	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
FHLMC/FNMA/FHLB/Sponsored Continued
6.50%, 3/15/18-8/15/32	$	1,167,929	$	1,305,479
7%, 10/1/31-10/1/37		266,131		310,042
7.50%, 1/1/32		555,445		678,039
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Series 1360, Cl. PZ, 7.50%, 9/15/22		616,297		709,166
Series 151, Cl. F, 9%, 5/15/21		15,975		18,306
Series 1674, Cl. Z, 6.75%, 2/15/24		453,479		515,177
Series 1897, Cl. K, 7%, 9/15/26		1,125,952		1,308,968
Series 2043, Cl. ZP, 6.50%, 4/15/28		447,660		515,620
Series 2106, Cl. FG, 0.653%, 12/15/28[4]		755,055		761,404
Series 2122, Cl. F, 0.653%, 2/15/29[4]		21,223		21,403
Series 2148, Cl. ZA, 6%, 4/15/29		563,007		638,602
Series 2195, Cl. LH, 6.50%, 10/15/29		337,692		387,682
Series 2326, Cl. ZP, 6.50%, 6/15/31		43,184		49,789
Series 2344, Cl. FP, 1.153%, 8/15/31[4]		224,090		229,504
Series 2368, Cl. PR, 6.50%, 10/15/31		172,594		199,107
Series 2412, Cl. GF, 1.153%, 2/15/32[4]		388,154		397,515
Series 2449, Cl. FL, 0.753%, 1/15/32[4]		268,385		271,791
Series 2451, Cl. FD, 1.203%, 3/15/32[4]		142,338		146,004
Series 2453, Cl. BD, 6%, 5/15/17		52,191		55,879
Series 2461, Cl. PZ, 6.50%, 6/1/32		657,668		758,624
Series 2464, Cl. FI, 1.203%, 2/15/32[4]		122,748		125,596
Series 2470, Cl. AF, 1.203%, 3/15/32[4]		244,217		250,507
Series 2470, Cl. LF, 1.203%, 2/15/32[4]		125,614		128,530
Series 2471, Cl. FD, 1.203%, 3/15/32[4]		183,787		188,089
Series 2477, Cl. FZ, 0.753%, 6/15/31[4]		507,718		513,890
Series 2500, Cl. FD, 0.703%, 3/15/32[4]		19,446		19,649
Series 2517, Cl. GF, 1.203%, 2/15/32[4]		109,215		111,750
Series 2526, Cl. FE, 0.603%, 6/15/29[4]		34,612		34,831
Series 2551, Cl. FD, 0.603%, 1/15/33[4]		15,601		15,707
Series 2668, Cl. AZ, 4%, 9/1/18		99,486		105,142
Series 2676, Cl. KY, 5%, 9/15/23		2,145,423		2,373,114
Series 3025, Cl. SJ, 24.005%, 8/15/35[4]		328,308		483,687
Series 3465, Cl. HA, 4%, 7/1/17		59,070		60,808
Series 3617, Cl. DC, 4%, 7/1/27		208,043		212,516
Series 3822, Cl. JA, 5%, 6/1/40		91,244		95,704
Series 3848, Cl. WL, 4%, 4/1/40		595,185		634,221
Series 3917, Cl. BA, 4%, 6/1/38		631,964		666,539
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security: Series 192, Cl. IO, 11.035%, 2/1/28[9]		15,069		3,593
Series 205, Cl. IO, 16.582%, 9/1/29[9]		93,385		19,612
Series 2074, Cl. S, 59.306%, 7/17/28[9]		23,742		5,594

6	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
FHLMC/FNMA/FHLB/Sponsored Continued
Series 2079, Cl. S, 73.321%, 7/17/28[9]	$	41,707	$	10,062
Series 2136, Cl. SG, 69.746%, 3/15/29[9]		1,094,185		268,491
Series 2399, Cl. SG, 65.617%, 12/15/26[9]		619,317		116,368
Series 243, Cl. 6, 0%, 12/15/32[9,10]		230,548		52,602
Series 2437, Cl. SB, 76.761%, 4/15/32[9]		1,953,316		408,754
Series 2526, Cl. SE, 36.653%, 6/15/29[9]		43,455		9,230
Series 2795, Cl. SH, 21.513%, 3/15/24[9]		927,003		135,495
Series 2802, Cl. AS, 41.369%, 4/15/33[9]		113,104		4,218
Series 2920, Cl. S, 63.327%, 1/15/35[9]		424,003		77,061
Series 2922, Cl. SE, 11.418%, 2/15/35[9]		72,308		13,446
Series 3201, Cl. SG, 9.999%, 8/15/36[9]		374,244		54,139
Series 3450, Cl. BI, 16.399%, 5/15/38[9]		506,778		74,055
Series 3606, Cl. SN, 9.329%, 12/15/39[9]		149,227		24,304
Series 3659, Cl. IE, 11.276%, 3/1/19[9]		923,977		77,880
Series 3662, Cl. SM, 28.579%, 10/15/32[9]		379,996		49,399
Series 3685, Cl. EI, 13.68%, 3/1/19[9]		784,173		57,639
Series 3736, Cl. SN, 10.723%, 10/15/40[9]		800,944		129,435
Federal Home Loan Mortgage Corp., Mtg.-Linked Global Debt Securities, 2.06%, 1/15/22		1,286,358		1,319,807
Federal National Mortgage Assn.: 2.50%, 4/1/28[6]		195,975,000		203,354,693
2.796%, 10/1/36[4]		3,419,670		3,659,655
3%, 4/1/43[6]		68,065,000		70,193,276
3.50%, 4/1/28[6]		1,870,000		1,982,784
4%, 9/1/18-10/1/18		1,222,710		1,312,056
4%, 4/1/43[6]		11,270,000		12,018,399
4.50%, 4/1/28-4/1/43[6]		16,710,000		18,003,337
5%, 2/25/18-7/25/33		3,878,156		4,205,272
5%, 4/1/43[6]		1,830,000		1,982,691
5.50%, 4/25/21-5/1/36		911,393		1,001,920
6%, 10/25/16-1/25/19		248,591		265,351
6%, 4/1/43[6]		4,305,000		4,715,994
6.50%, 4/25/17-1/1/34		1,538,791		1,770,997
7%, 11/1/17-6/25/34		1,727,937		2,043,114
7.50%, 2/1/27-3/25/33		1,981,893		2,406,184
8.50%, 7/1/32		2,361		2,788
Federal National Mortgage Assn., 15 yr., 3%, 4/1/28[6]		2,345,000		2,466,189
Federal National Mortgage Assn., 30 yr., 3.50%, 4/1/43[6]		253,945,000		268,229,406

7	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: Trust 1999-54, Cl. LH, 6.50%, 11/25/29	$	294,051	$	336,675
Trust 2001-51, Cl. OD, 6.50%, 10/25/31		170,935		197,112
Trust 2001-69, Cl. PF, 1.204%, 12/25/31[4]		272,204		278,580
Trust 2001-80, Cl. ZB, 6%, 1/25/32		334,578		379,764
Trust 2002-12, Cl. PG, 6%, 3/25/17		166,768		179,259
Trust 2002-29, Cl. F, 1.204%, 4/25/32[4]		128,623		131,673
Trust 2002-60, Cl. FH, 1.204%, 8/25/32[4]		263,738		269,974
Trust 2002-64, Cl. FJ, 1.204%, 4/25/32[4]		39,607		40,546
Trust 2002-68, Cl. FH, 0.703%, 10/18/32[4]		88,714		89,638
Trust 2002-84, Cl. FB, 1.204%, 12/25/32[4]		577,297		591,047
Trust 2002-9, Cl. PC, 6%, 3/25/17		167,754		179,134
Trust 2002-9, Cl. PR, 6%, 3/25/17		205,406		218,944
Trust 2002-90, Cl. FH, 0.704%, 9/25/32[4]		322,999		326,457
Trust 2003-11, Cl. FA, 1.204%, 9/25/32[4]		577,310		591,060
Trust 2003-112, Cl. AN, 4%, 11/1/18		210,564		222,714
Trust 2003-116, Cl. FA, 0.604%, 11/25/33[4]		52,786		53,097
Trust 2003-119, Cl. FK, 0.704%, 5/25/18[4]		1,259,273		1,266,621
Trust 2004-101, Cl. BG, 5%, 1/25/20		733,823		781,322
Trust 2005-109, Cl. AH, 5.50%, 12/25/25		2,160,000		2,442,031
Trust 2005-25, Cl. PS, 27.262%, 4/25/35[4]		399,743		733,865
Trust 2005-31, Cl. PB, 5.50%, 4/25/35		560,000		687,918
Trust 2005-71, Cl. DB, 4.50%, 8/25/25		381,625		418,799
Trust 2006-11, Cl. PS, 23.818%, 3/25/36[4]		268,650		394,878
Trust 2006-46, Cl. SW, 23.451%, 6/25/36[4]		466,225		686,873
Trust 2007-109, Cl. NF, 0.754%, 12/25/37[4]		555,649		562,796
Trust 2007-42, Cl. A, 6%, 2/1/33		209,377		213,022
Trust 2008-14, Cl. BA, 4.25%, 3/1/23		100,864		107,296
Trust 2009-114, Cl. AC, 2.50%, 12/1/23		184,708		190,018
Trust 2009-36, Cl. FA, 1.144%, 6/25/37[4]		227,362		230,412
Trust 2011-122, Cl. EA, 3%, 11/1/29		510,852		523,006
Trust 2011-122, Cl. EC, 1.50%, 1/1/20		516,570		524,480
Trust 2011-15, Cl. DA, 4%, 3/1/41		456,459		487,792

8	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
FHLMC/FNMA/FHLB/Sponsored Continued
Trust 2011-3, Cl. KA, 5%, 4/1/40	$	471,163	$	519,053
Trust 2011-6, Cl. BA, 2.75%, 6/1/20		554,421		577,162
Trust 2012-20, Cl. FD, 0.604%, 3/25/42[4]		1,509,567		1,517,337
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Trust 2001-61, Cl. SH, 26.556%, 11/18/31[9]		144,646		27,339
Trust 2001-63, Cl. SD, 28.529%, 12/18/31[9]		38,470		7,046
Trust 2001-68, Cl. SC, 19.091%, 11/25/31[9]		24,641		4,537
Trust 2001-81, Cl. S, 22.549%, 1/25/32[9]		30,108		6,383
Trust 2002-28, Cl. SA, 37.392%, 4/25/32[9]		21,942		4,616
Trust 2002-38, Cl. SO, 50.956%, 4/25/32[9]		125,644		26,324
Trust 2002-48, Cl. S, 31.788%, 7/25/32[9]		33,357		6,810
Trust 2002-52, Cl. SL, 35.70%, 9/25/32[9]		22,049		4,782
Trust 2002-56, Cl. SN, 33.559%, 7/25/32[9]		45,836		9,364
Trust 2002-77, Cl. IS, 44.693%, 12/18/32[9]		214,060		52,137
Trust 2002-77, Cl. SH, 36.229%, 12/18/32[9]		47,158		9,414
Trust 2002-9, Cl. MS, 26.985%, 3/25/32[9]		41,282		8,645
Trust 2003-13, Cl. IO, 13.597%, 3/25/33[9]		391,482		61,591
Trust 2003-26, Cl. DI, 12.696%, 4/25/33[9]		298,476		56,678
Trust 2003-33, Cl. SP, 25.943%, 5/25/33[9]		259,437		39,294
Trust 2003-38, Cl. SA, 25.054%, 3/25/23[9]		324,284		31,914
Trust 2003-4, Cl. S, 27.709%, 2/25/33[9]		79,043		15,144
Trust 2004-56, Cl. SE, 11.313%, 10/25/33[9]		1,225,962		221,227
Trust 2005-12, Cl. SC, 14.357%, 3/25/35[9]		36,377		6,997
Trust 2005-14, Cl. SE, 42.885%, 3/25/35[9]		1,285,706		190,553

9	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
FHLMC/FNMA/FHLB/Sponsored Continued
Trust 2005-40, Cl. SA, 52.714%, 5/25/35[9]	$	1,095,553	$	203,910
Trust 2005-40, Cl. SB, 79.338%, 5/25/35[9]		1,745,826		372,288
Trust 2005-63, Cl. SA, 50.324%, 10/25/31[9]		67,517		13,047
Trust 2005-71, Cl. SA, 58.786%, 8/25/25[9]		238,515		37,020
Trust 2006-51, Cl. SA, 8.858%, 6/25/36[9]		5,093,212		805,701
Trust 2006-90, Cl. SX, 99.999%, 9/25/36[9]		1,247,846		227,421
Trust 2007-75, Cl. BI, 8.156%, 8/25/37[9]		1,841,198		381,825
Trust 2007-88, Cl. XI, 39.978%, 6/25/37[9]		1,882,985		284,977
Trust 2008-46, Cl. EI, 17.054%, 6/25/38[9]		512,215		75,954
Trust 2008-55, Cl. SA, 8.628%, 7/25/38[9]		282,099		41,342
Trust 2009-8, Cl. BS, 22.698%, 2/25/24[9]		342,946		32,657
Trust 2010-95, Cl. DI, 9.71%, 11/1/20[9]		1,186,304		103,542
Trust 2011-84, Cl. IG, 0%, 8/1/13[9,10]		4,214,658		26,828
Trust 214, Cl. 2, 43.297%, 3/1/23[9]		264,231		49,159
Trust 221, Cl. 2, 45.869%, 5/1/23[9]		32,459		6,063
Trust 254, Cl. 2, 36.923%, 1/1/24[9]		527,282		99,287
Trust 2682, Cl. TQ, 99.999%, 10/15/33[9]		436,167		89,993
Trust 2981, Cl. BS, 99.999%, 5/15/35[9]		774,042		142,553
Trust 301, Cl. 2, 1.975%, 4/1/29[9]		106,839		25,124
Trust 313, Cl. 2, 19.529%, 6/1/31[9]		1,013,537		162,269
Trust 319, Cl. 2, 0.493%, 2/1/32[9]		493,921		118,056
Trust 321, Cl. 2, 6.998%, 4/1/32[9]		144,312		34,191
Trust 324, Cl. 2, 5.84%, 7/1/32[9]		147,007		33,551
Trust 328, Cl. 2, 60.135%, 12/1/32[9]		328,928		68,289
Trust 331, Cl. 5, 20.974%, 2/1/33[9]		562,490		116,194
Trust 332, Cl. 2, 47.592%, 3/1/33[9]		2,669,687		386,220
Trust 334, Cl. 12, 49.35%, 3/1/33[9]		483,565		98,401
Trust 339, Cl. 15, 0%, 8/1/33[9,10]		1,494,414		251,835
Trust 345, Cl. 9, 99.999%, 1/1/34[9]		422,172		60,127
Trust 351, Cl. 10, 8.914%, 4/1/34[9]		295,473		43,685
Trust 351, Cl. 8, 33.372%, 4/1/34[9]		493,785		72,756
Trust 356, Cl. 10, 74.008%, 6/1/35[9]		376,885		53,845
Trust 356, Cl. 12, 83.924%, 2/1/35[9]		184,595		26,239
Trust 362, Cl. 13, 38.493%, 8/1/35[9]		237,238		39,254

				680,846,545

10	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
GNMA/Guaranteed—0.2%
Government National Mortgage Assn.: 1.625%, 12/9/25[4]	$	4,481	$	4,698
7%, 3/29/28-7/29/28		186,477		216,545
7.50%, 3/1/27		11,019		11,969
8%, 11/29/25-5/29/26		35,713		36,111
Government National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates: Series 1999-32, Cl. ZB, 8%, 9/1/29		770,555		938,618
Series 2000-12, Cl. ZA, 8%, 2/16/30		1,735,262		2,091,022
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: Series 1998-19, Cl. SB, 67.442%, 7/16/28[9]		91,875		22,237
Series 1998-6, Cl. SA, 78.282%, 3/16/28[9]		55,431		13,151
Series 2001-21, Cl. SB, 80.201%, 1/16/27[9]		404,898		81,811
Series 2007-17, Cl. AI, 22.895%, 4/16/37[9]		490,207		101,990
Series 2010-111, Cl. GI, 45.596%, 9/1/13[9]		8,687,886		67,133
Series 2011-52, Cl. HS, 13.38%, 4/16/41[9]		820,994		210,280

				3,795,565
Non-Agency—15.1%
Commercial—10.4%
Banc of America Commercial Mortgage Trust 2006-1, Commercial Mtg. Pass-Through Certificates, Series 2006-1, Cl. AJ, 5.46%, 9/1/45		2,200,000		2,377,676
Banc of America Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AM, 5.86%, 7/10/44[4]		4,242,000		4,532,059
Banc of America Commercial Mortgage Trust 2006-5, Commercial Mtg. Pass-Through Certificates, Series 2006-5, Cl. AM, 5.448%, 9/1/47		6,055,000		6,529,215
Banc of America Commercial Mortgage Trust 2007-1, Commercial Mtg. Pass-Through Certificates, Series 2007-1, Cl. AMFX, 5.482%, 1/1/49		6,734,386		7,425,385

11	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
Commercial Continued
Banc of America Commercial Mortgage Trust 2007-5, Commercial Mtg. Pass-Through Certificates, Series 2007-5, Cl. AM, 5.772%, 2/1/51	$	8,090,000	$	9,087,097
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2008-1, Cl. AM, 6.237%, 2/10/51[4]		3,415,000		3,913,916
BCAP LLC Trust, Mtg. Pass-Through Certificates: Series 2012-RR2, Cl. 6A3, 3.113%, 9/1/35[4,5]		782,615		790,942
Series 2012-RR6, Cl. 1A5, 2.402%, 11/1/36[3,4]		487,633		486,780
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.353%, 6/1/47[4]		796,906		710,903
Bear Stearns Commercial Mortgage Securities Trust 2006-PWR13, Commercial Mtg. Pass-Through Certificates, Series 2006-PWR13, Cl. AJ, 5.611%, 9/1/41		8,145,000		8,060,231
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17, Commercial Mtg. Pass-Through Certificates: Series 2007-PWR17, Cl. AJ, 5.893%, 6/1/50[4]		7,400,000		7,009,202
Series 2007-PWR17, Cl. AM, 5.893%, 6/1/50[4]		2,330,000		2,704,422
Bear Stearns Commercial Mortgage Securities Trust 2007-T26, Commercial Mtg. Pass-Through Certificates, Series 2007-T26, Cl. AJ, 5.566%, 1/1/45[4]		6,183,000		6,334,950
CHL Mortgage Pass-Through Trust 2005-17, Mtg. Pass-Through Certificates, Series 2005-17, Cl. 1A8, 5.50%, 9/1/35		2,458,019		2,515,326
CHL Mortgage Pass-Through Trust 2005-HYB8, Mtg. Pass-Through Certificates, Series 2005-HYB8, Cl. 4A1, 4.66%, 12/20/35[4]		138,476		122,585
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37		6,353,211		5,310,481
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.053%, 12/1/49[4]		4,270,000		4,954,620

12	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
Commercial Continued
Citigroup Mortgage Loan Trust, Inc. 2012-8, Mtg. Pass-Through Certificates, Series 2012-8, Cl. 1A1, 2.671%, 10/1/35[3,4]	$	1,102,291	$	1,091,166
Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates: Series 2012-CR4, Cl. D, 4.579%, 10/1/45[4,5]		1,530,000		1,456,439
Series 2012-CR5, Cl. E, 4.335%, 12/1/45[4]		1,165,000		1,082,035
Series 2013-CR6, Cl. D, 4.316%, 3/1/46[4]		1,525,000		1,373,340
Credit Suisse First Boston Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2005-C6, Cl. AJ, 5.23%, 12/1/40		600,000		645,304
CSMC Mortgage-Backed Trust 2006-C1, Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.404%, 2/1/39[4]		9,720,000		10,611,620
DBUBS Mortgage Trust, Commercial Mtg. Pass-Through Certificates: Series 2011-LC1, Cl. E, 5.557%, 11/1/46[4,5]		3,620,000		3,859,344
Series 2011-LC2A, Cl. D, 5.445%, 7/1/44[4,5]		3,845,000		4,014,084
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates: Series 2006-AB2, Cl. A1, 5.885%, 6/25/36		113,168		86,373
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36		546,586		414,383
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: Series 2010-C1, Cl. XPA, 5.012%, 7/1/46[5,9]		5,147,637		277,913
Series 2012-CR5, Cl. XA, 3.847%, 12/1/45[9]		3,566,367		433,758
EverBank Mortgage Loan Trust, Commercial Mtg. Pass-Through Certificates, Series 2013-1, Cl. A1, 2.25%, 4/1/43		1,300,000		1,299,740
FDIC Trust, Commerical Mtg. Pass-Through Certificates, Series 2012-C1, Cl. A, 0.841%, 5/1/35[3]		1,135,179		1,136,280

13	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
Commercial Continued
First Horizon Alternative Mortgage Securities Trust 2005-FA8, Mtg. Pass-Through Certificates, Series 2005-FA8, Cl. 1A6, 0.854%, 11/25/35[4]	$	4,972,604	$	3,776,051
First Horizon Alternative Mortgage Securities Trust 2005-FA9, Mtg. Pass-Through Certificates, Series 2005-FA9, Cl. A4A, 5.50%, 12/1/35		1,855,353		1,731,813
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/1/37		1,384,102		1,108,061
First Horizon Alternative Mortgage Securities Trust 2007-FA4, Mtg. Pass-Through Certificates, Series 2007-FA4, Cl. 1A6, 6.25%, 8/1/37[4]		5,453,332		4,792,500
FREMF Mortgage Trust 2013-K25, Commerical Mtg. Pass-Through Certificates, Series 2013-K25, Cl. C, 3.617%, 11/1/45[4]		2,850,000		2,666,751
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2006-GG7, Commercial Mtg. Pass-Through Certificates, Series 2006-GG7, Cl. AJ, 5.866%, 7/10/38[4]		8,205,000		8,249,721
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. AM, 5.867%, 12/1/49		5,550,000		6,303,437
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. AM, 5.475%, 3/1/39		5,035,000		5,571,107
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. D, 5.545%, 3/1/44[4,5]		4,085,000		4,328,472
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35		57,681		57,012
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 4.895%, 11/1/35[4]		1,340,509		1,138,215
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates: Series 2007-CB15, Cl. AJ, 5.502%, 6/1/47		8,281,000		7,481,830
Series 2007-CB18, Cl. AM, 5.466%, 6/1/47		6,400,000		7,208,080

14	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
Commercial Continued
JPMorgan Chase Commercial Mortgage Securities Trust 2006-CIBC16, Commercial Mtg. Pass-Through Certificates, Series 2006-CIBC16, Cl. AJ, 5.623%, 5/1/45	$	2,175,000	$	2,111,138
JPMorgan Chase Commercial Mortgage Securities Trust 2007-CB19, Commercial Mtg. Pass-Through Certificates, Series 2007-CB19, Cl. AM, 5.714%, 2/1/49[4]		5,850,000		6,549,397
JPMorgan Chase Commercial Mortgage Securities Trust 2013-C10, Commercial Mtg. Pass-Through Certificates, Series 2013-C10, Cl. D, 4.30%, 12/15/47[4]		3,420,000		3,126,381
JPMorgan Mortgage Trust 2006-A7, Mtg. Pass-Through Certificates, Series 2006-A7, Cl. 2A2, 2.914%, 1/1/37[4]		256,217		212,473
JPMorgan, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2009-5, Cl. 1A2, 2.614%, 7/1/36[4,5]		5,269,164		3,849,641
LB-UBS Commercial Mortgage Trust 2006-C3, Commercial Mtg. Pass-Through Certificates, Series 2006-C3, Cl. AJ, 5.72%, 3/11/39		1,325,000		1,299,902
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. AM, 6.114%, 7/11/40		5,855,000		6,717,825
LB-UBS Commercial Mortgage Trust 2008-C1, Commercial Mtg. Pass-Through Certificates, Series 2008-C1, Cl. AM, 6.153%, 4/11/41[4]		2,610,000		3,096,942
Lehman Structured Securities Corp., Mtg.-Backed Security, 6%, 5/1/29		9,370		1,967
Merrill Lynch Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates, Series 2006-C1, Cl. AJ, 5.686%, 5/1/39[4]		6,125,000		6,033,698
ML-CFC Commercial Mortgage Trust 2006-3, Commercial Mtg. Pass-Through Certificates, Series 2006-3, Cl. AJ, 5.485%, 7/1/46		5,820,000		5,498,535

15	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
Commercial Continued
Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6, Commerical Mtg. Pass-Through Certificates, Series 2012-C6, Cl. E, 4.665%, 11/1/45[4,5]	$	2,290,000	$	2,182,577
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7, Commerical Mtg. Pass-Through Certificates, Series 2013-C7, Cl. D, 4.31%, 2/1/46		4,250,000		3,921,696
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8, Commerical Mtg. Pass-Through Certificates, Series 2013-C8, Cl. D, 4.173%, 12/1/48		2,020,000		1,836,733
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 5.889%, 6/1/49[4]		5,875,000		6,513,765
Morgan Stanley Capital I Trust, Commercial Mtg. Pass-Through Certificates, Series 2006-HQ10, Cl. AM, 5.36%, 11/1/41		8,500,000		9,282,914
Morgan Stanley, Re-Securitized Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 2012-R3, Cl. 1A, 2.402%, 11/1/36[4,5]		47,071		46,558
RALI Series 2005-QA4 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2005-QA4, Cl. A32, 3.394%, 4/25/35[4]		106,623		15,608
Residential Asset Securitization Trust 2006-A12, Mtg. Pass-Through Certificates, Series 2006-A12, Cl. 1A, 6.25%, 11/1/36		622,156		477,512
Sequoia Mortgage Trust, Mtg. Pass-Through Certificates, Series 2012-2, Cl. A2, 3.50%, 4/1/42		338,728		348,505
STARM Mortgage Loan Trust 2007-1, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 2A1, 5.811%, 2/1/37[4]		7,459,931		6,405,410
Structured Adjustable Rate Mortgage Loan Trust 2006-4, Commercial Mtg. Pass-Through Certificates, Series 2006-4, Cl. 6A, 5.312%, 5/1/36[4]		2,114,842		1,832,014
Structured Adjustable Rate Mortgage Loan Trust 2007-6, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 4.716%, 7/1/37[4]		6,276,816		5,138,808

16	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
Commercial Continued
UBS-Barclays Commercial Mortgage Trust 2012-C2, Commerical Mtg. Pass-Through Certificates, Series 2012-C2, Cl. E, 4.893%, 5/1/63[4,5]	$	1,415,000	$	1,368,245
UBS-Barclays Commercial Mortgage Trust 2013-C5, Commerical Mtg. Pass-Through Certificates, Series 2013-C5, Cl. D, 4.097%, 3/1/46[4]		2,860,000		2,581,150
Wachovia Bank Commercial Mortgage Trust 2006-C23, Commercial Mtg. Pass-Through Certificates, Series 2006-C23, Cl. AJ, 5.515%, 1/1/45		4,510,000		4,830,253
Wachovia Bank Commercial Mortgage Trust 2006-C25, Commercial Mtg. Pass-Through Certificates, Series 2006-C25, Cl. AJ, 5.734%, 5/1/43[4]		5,315,000		5,460,224
WaMu Mortgage Pass-Through Certificates 2007-OA3 Trust, Mtg. Pass-Through Certificates, Series 2007-OA3, Cl. 5A, 2.212%, 4/1/47[4]		679,453		456,100
Wells Fargo Mortgage-Backed Securities 2004-W Trust, Mtg. Pass-Through Certificates, Series 2004-W, Cl. B2, 2.696%, 11/1/34[4]		164,778		2,528
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.611%, 2/1/35[4]		3,188,712		3,173,738
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A6, 2.617%, 9/1/35[4]		7,459,840		7,039,843
Wells Fargo Mortgage-Backed Securities 2006-8 Trust, Mtg. Pass-Through Certificates, Series 2006-8, Cl. A15, 6%, 7/1/36		3,850,118		3,830,250
Wells Fargo Mortgage-Backed Securities 2007-AR3 Trust, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. A4, 5.698%, 4/1/37[4]		1,803,074		1,746,112
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 12.268%, 3/1/44[9]		5,980,523		475,177

17	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
Commercial Continued
WFRBS Commercial Mortgage Trust 2012-C10, Commercial Mtg. Pass-Through Certificates, Series 2012-C10, Cl. D, 4.462%, 12/1/45[4,5]	$	1,165,000	$	1,079,697
WFRBS Commercial Mortgage Trust 2012-C7, Commercial Mtg. Pass-Through Certificates, Series 2012-C7, Cl. E, 4.85%, 6/1/45[4,5]		2,040,000		1,979,134
WFRBS Commercial Mortgage Trust 2012-C8, Commercial Mtg. Pass-Through Certificates, Series 2012-C8, Cl. D, 4.88%, 8/1/45[4,5]		2,275,000		2,212,951
WFRBS Commercial Mortgage Trust 2013-C11, Commercial Mtg. Pass-Through Certificates, Series 2013-C11, Cl. D, 4.186%, 3/1/45[4,5]		1,168,000		1,067,812

				268,863,832
Multifamily—0.9%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2006-2, Cl. AJ, 5.763%, 5/1/45[4]		4,295,000		4,507,761
CHL Mortgage Pass-Through Trust 2006-20, Mtg. Pass-Through Certificates, Series 2006-20, Cl. 1A17, 5.75%, 2/1/37		2,235,681		2,063,010
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.547%, 6/1/36[4]		4,832,319		4,552,190
Countrywide Alternative Loan Trust 2006-24CB, Mtg. Pass-Through Certificates, Series 2006-24CB, Cl. A12, 5.75%, 6/1/36		1,800,119		1,488,299
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 4.924%, 5/1/37[4]		3,778,994		3,695,085
Wells Fargo Mortgage-Backed Securities 2005-AR15 Trust, Mtg. Pass-Through Certificates, Series 2005-AR15, Cl. 1A2, 2.617%, 9/1/35[4]		351,084		342,159
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A3, 2.641%, 3/1/36[4]		3,229,273		3,231,143
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.767%, 3/25/36[4]		2,906,054		2,867,487

				22,747,134

18	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
Residential—3.8%
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.164%, 5/25/34[4]	$	865,219	$	831,511
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates: Series 2007-1, Cl. 1A3, 6%, 1/1/37		1,971,956		1,756,600
Series 2007-4, Cl. AM, 5.821%, 2/1/51[4]		4,760,000		5,477,075
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.449%, 5/1/36[4]		1,814,475		1,801,673
Bear Stearns ARM Trust 2004-2, Mtg. Pass-Through Certificates, Series 2004-2, Cl. 12A2, 2.828%, 5/1/34[4]		2,308,759		2,278,399
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35		4,738,958		4,484,623
CHL Mortgage Pass-Through Trust 2005-J4, Mtg. Pass-Through Certificates, Series 2005-J4, Cl. A7, 5.50%, 11/1/35		1,662,230		1,741,313
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36		408,926		387,914
CHL Mortgage Pass-Through Trust 2007-15, Mtg. Pass-Through Certificates, Series 2007-15, Cl. 1A29, 6.25%, 9/1/37		2,128,094		2,037,689
CHL Mortgage Pass-Through Trust 2007-HY3, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 1A1, 2.993%, 6/1/47[4]		1,924,249		1,683,899
Citigroup Mortgage Loan Trust, Inc. 2005-2, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 1A3, 2.689%, 5/1/35[4]		2,113,504		2,093,192
Citigroup Mortgage Loan Trust, Inc. 2005-3, Mtg. Pass-Through Certificates, Series 2005-3, Cl. 2A4, 2.884%, 8/1/35[4]		4,034,041		3,446,017
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. AMFX, 5.366%, 12/1/49		8,565,000		9,241,879
Countrywide Alternative Loan Trust 2006-43CB, Mtg. Pass-Through Certificates, Series 2006-43CB, Cl.1A10, 6%, 2/1/37		8,194,937		6,570,443

19	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
Residential Continued
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A4, 6%, 8/1/37	$	2,193,283	$	1,815,713
Countrywide Home Loans, Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 5.194%, 5/1/36[4]		600,025		561,396
CSMC Mortgage-Backed Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 2A10, 6%, 4/1/37		2,124,341		1,870,887
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.324%, 6/25/47[4]		1,509,411		1,494,192
CWHEQ Revolving Home Equity Loan Trust, Asset-Backed Certificates: Series 2005-G, Cl. 2A, 0.433%, 12/15/35[4]		143,459		84,925
Series 2006-H, Cl. 2A1A, 0.353%, 11/15/36[4]		61,221		27,117
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36		560,734		552,413
Home Equity Mortgage Trust 2005-1, Mtg. Pass-Through Certificates, Series 2005-1, Cl. M6, 5.863%, 6/1/35		1,046,000		1,080,404
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36		270,542		259,833
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mtg. Pass-Through Certificates, Series 2007-C7, Cl. AM, 6.179%, 9/11/45[4]		10,430,000		12,305,053
Mastr Asset-Backed Securities Trust 2006-WMC3, Mtg. Pass-Through Certificates, Series 2006-WMC3, Cl. A3, 0.304%, 8/25/36[4]		1,116,624		425,340
Merrill Lynch Mortgage Investors Trust 2006-3, Mtg. Pass-Through Certificates, Series MLCC 2006-3, Cl. 2A1, 2.60%, 10/25/36[4]		1,441,232		1,411,316

20	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
Residential Continued
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29[3,8]	$	66,744	$	4,572
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates: Series 2006-QS13, Cl. 1A5, 6%, 9/25/36		1,583,191		1,202,279
Series 2006-QS13, Cl. 1A8, 6%, 9/1/36		31,646		24,032
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A28, 5.75%, 4/25/37		776,404		592,056
Residential Asset Securitization Trust 2005-A14, Mtg. Pass-Through Certificates, Series 2005-A14, Cl. A1, 5.50%, 12/1/35		3,160,706		2,902,105
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36		3,401,262		3,123,694
Residential Asset Securitization Trust 2005-A6CB, Mtg. Pass-Through Certificates, Series 2005-A6CB, Cl. A7, 6%, 6/1/35		4,005,717		4,009,889
Terwin Mortgage Trust, Home Equity Asset-Backed Securities, Series 2006-4SL, Cl. A1, 2.509%, 5/1/37[4,5,11]		158,178		71,793
WaMu Mortgage Pass-Through Certificates 2005-AR12 Trust, Mtg. Pass-Through Certificates, Series 2007-AR12, Cl. 1A8, 2.463%, 10/1/35[4]		2,065,217		1,985,574
WaMu Mortgage Pass-Through Certificates 2006-AR10 Trust, Mtg. Pass-Through Certificates, Series 2006-AR10, Cl. 1A2, 2.675%, 9/1/36[4]		811,042		680,658
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates: Series 2007-HY1, Cl. 4A1, 2.638%, 2/1/37[4]		11,680,679		10,009,366
Series 2007-HY1, Cl. 5A1, 4.198%, 2/1/37[4]		7,191,937		6,001,118
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.114%, 5/1/37[4]		851,540		825,598

21	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
Residential Continued
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	$	342,305	$	362,937
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.649%, 10/1/36[4]		2,809,540		2,749,896

				100,266,383

Total Mortgage-Backed Obligations (Cost $1,042,893,605)				1,076,519,459
U.S. Government Obligations—4.4%
Federal Home Loan Mortgage Corp. Nts.: 0.50%, 5/13/16		4,500,000		4,507,965
0.875%, 3/7/18		10,976,000		10,972,795
1.25%, 10/2/19		9,465,000		9,421,688
2.375%, 1/13/22		1,113,000		1,161,536
Federal National Mortgage Assn. Nts., 0.875%, 2/8/18		8,973,000		8,961,506
U.S. Treasury Bonds, STRIPS, 4.833%, 2/15/16[12]		2,116,000		2,094,091
U.S. Treasury Nts., 2%, 2/15/23[13,14]		75,130,000		76,151,317

Total U.S. Government Obligations (Cost $111,945,234)				113,270,898
Foreign Government Obligations—24.6%
Angola—0.2%
Angola (Republic of) Sr. Unsec. Nts., 7%, 8/16/19		3,970,000		4,401,738
Australia—0.4%
New South Wales Treasury Corp. Sr. Unsec. Nts.: Series 19, 6%, 4/1/19		460,000	AUD	538,503
Series 20, 6%, 6/1/20		635,000	AUD	756,147
Queensland Treasury Corp. Nts.: Series 17, 6%, 9/14/17		1,090,000	AUD	1,253,489
Series 21, 6%, 6/14/21		1,340,000	AUD	1,587,741
Series 33, 6.50%, 3/14/33		1,325,000	AUD	1,617,939
Queensland Treasury Corp. Sr. Unsec. Nts.: Series19, 6.25%, 6/14/19		585,000	AUD	693,557
Series23, 4.25%, 7/21/23		530,000	AUD	536,443
Victoria Treasury Corp. Nts., 5.50%, 11/17/26		1,705,000	AUD	1,945,867
Western Australia Treasury Corp. Unsec. Nts., 7%, 10/15/19		225,000	AUD	276,429

				9,206,115
Belgium—0.2%
Belgium (Kingdom of) Bonds, Series 58, 3.75%, 9/28/20		2,740,000	EUR	4,054,611
Belgium (Kingdom of) Treasury Bills, 0.038%, 5/16/13[12]		1,185,000	EUR	1,518,962

				5,573,573

22	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
Bolivia—0.0%
Bolivia (Plurinational State of) Unsec. Bonds, 4.875%, 10/31/22	$	1,195,000	$	1,190,818
Brazil—2.9%
Brazil (Federative Republic of) Letra Tesouro Nacional Nts., 8.481%, 1/1/15[12]		15,715,000	BRR	6,728,104
Brazil (Federative Republic of) Nota Do Tesouro Nacional Nts.: 9.762%, 1/1/14		25,275,000	BRR	12,682,573
9.762%, 1/1/17		17,835,000	BRR	9,027,441
9.762%, 1/1/21		42,390,000	BRR	21,333,662
12.994%, 5/15/45[15]		3,960,000	BRR	5,767,337
Series NTNF, 9.762%, 1/1/23		12,940,000	BRR	6,477,569
Series NTNB, 12.792%, 8/15/50[15]		3,675,000	BRR	5,317,144
Brazil (Federative Republic of) Nota Do Tesouro Nacional Unsec. Bonds, 9.762%, 1/1/18		13,975,000	BRR	7,076,880

				74,410,710
Canada—0.2%
Canada (Government of) Nts., 3.75%, 6/1/19		2,010,000	CAD	2,243,717
Canada (Government of) Treasury Bills, 0.981%, 7/4/13[12]		1,805,000	CAD	1,772,262

				4,015,979
Croatia—0.2%
Croatia (Republic of) Unsec. Nts.: 5.50%, 4/4/23[5,6]		3,095,000		3,081,459
6.25%, 4/27/17[5]		1,570,000		1,685,631
6.375%, 3/24/21[5]		740,000		799,570
6.75%, 11/5/19[5]		695,000		764,563

				6,331,223
Denmark—0.1%
Denmark (Kingdom of) Bonds, 4%, 11/15/19		6,050,000	DKK	1,265,023
Dominican Republic—0.0%
Banco De Reservas De La Republica Dominicana Bonds, 7%, 2/1/23[5]		1,195,000		1,200,975
Finland—0.0%
Finland (Repulic of) Unsec. Bonds, 1.625%, 9/15/22		555,000	EUR	716,124

23	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

	Principal Amount		Value
France—0.4%
France (Republic of) Bonds: 3.75% 10/25/19	2,445,000	EUR $	3,638,327
4%, 4/25/60	565,000	EUR	844,981
4.50%, 4/25/41	870,000	EUR	1,398,789
France (Republic of) Treasury Bills, 0.015%, 5/23/13[12]	1,610,000	EUR	2,063,676
France (Republic of) Treasury Nts., 1%, 7/25/17	2,675,000	EUR	3,474,455

			11,420,228
Germany—0.2%
Germany (Federal Republic of) Bonds, 2.50%, 7/4/44	1,420,000	EUR	1,938,393
Germany (Federal Republic of) Treasury Bills: (0.031)%, 6/12/13[12]	580,000	EUR	743,390
(0.03)%, 5/15/13[12]	1,005,000	EUR	1,288,144
Germany (Federal Republic of) Unsec. Bonds, 1.50%, 9/4/22	1,315,000	EUR	1,727,331

			5,697,258
Guatemala—0.0%
Guatemala (Republic of) Sr. Unsec. Bonds, 4.875%, 2/13/28[5]	1,220,000		1,198,650
Hungary—1.6%
Hungary (Republic of) Bonds: 6.75%, 11/24/17	1,084,000,000	HUF	4,814,548
Series 14/D, 6.75%, 8/22/14	908,000,000	HUF	3,938,590
Series 15/C, 7.75%, 8/24/15	1,667,000,000	HUF	7,473,874
Series 15/A, 8%, 2/12/15	1,079,000,000	HUF	4,823,373
Series 16/C, 5.50%, 2/12/16	619,000,000	HUF	2,645,967
Series 17/B, 6.75%, 2/24/17	1,237,000,000	HUF	5,474,129
Hungary (Republic of) Sr. Unsec. Bonds, 7.625%, 3/29/41	135,000		138,375
Hungary (Republic of) Sr. Unsec. Nts., 5.75%, 6/11/18	365,000	EUR	474,268
Hungary (Republic of) Sr. Unsec. Unsub. Nts., 6.375%, 3/29/21	585,000		605,475
Hungary (Republic of) Treasury Bills: 6.073%, 5/29/13[12]	550,000,000	HUF	2,305,203
6.258%, 4/17/13[12]	366,000,000	HUF	1,539,489
Hungary (Republic of) Unsec. Bonds: 5.375%, 2/21/23	2,555,000		2,417,669
5.50%, 2/12/14	1,193,000,000	HUF	5,067,232

			41,718,192

24	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

	Principal Amount		Value
Ireland—0.1%
Ireland (Republic of) Treasury Bonds, 4.40%, 6/18/19	990,000	EUR $	1,338,591
Ireland (Republic of) Unsec. Bonds, 5.50%, 10/18/17	335,000	EUR	478,310

			1,816,901
Italy—0.4%
Italy (Republic of) Bonds: 4%, 9/1/20	1,015,000	EUR	1,303,307
4.50%, 3/1/19	2,930,000	EUR	3,886,535
5%, 3/1/22	535,000	EUR	713,498
5%, 9/1/40	1,110,000	EUR	1,387,472
Series EU, 1.216%, 10/15/17[4]	680,000	EUR	800,310
Italy (Republic of) Sr. Unsec. Nts., 4.50%, 6/8/15	132,000,000	JPY	1,465,083
Italy (Republic of) Treasury Bonds: 3.50%, 11/1/17	570,000	EUR	731,845
5.75%, 2/1/33	475,000	EUR	654,181

			10,942,231
Ivory Coast—0.2%
Ivory Coast Bonds, 3.75%, 12/31/32	5,120,000		4,774,400
Japan—1.6%
Japan Bonds: 2 yr., 0.10%, 5/15/14	155,000,000	JPY	1,647,545
5 yr., 0.30%, 3/20/17	606,000,000	JPY	6,485,671
10 yr., Series 301, 1.50%, 6/20/19	604,000,000	JPY	6,931,836
10 yr., 1.10%, 3/20/21	957,000,000	JPY	10,748,167
20 yr., Series 112, 2.10%, 6/20/29	375,000,000	JPY	4,561,623
20 yr., Series 134, 1.80%, 3/20/32	369,000,000	JPY	4,217,619
30 yr., 2%, 3/20/42	463,000,000	JPY	5,379,924
Japan Sr. Unsec. Nts., 2.30%, 3/19/18	395,000	CAD	392,459

			40,364,844
Kazakhstan—0.0%
Development Bank of Kazakhstan Sr. Unsec. Bonds, 4.125%, 12/10/22[5]	295,000		286,888
Korea, Republic of South—0.1%
Korea Housing Finance Corp. Sec. Nts., 1.625%, 9/15/18[5]	1,325,000		1,304,453
Malaysia—0.4%
Central Bank of Malaysia Treasury Bills: Series 7712, 2.929%, 4/11/13[12]	15,310,000	MYR	4,939,021
Series 8012, 2.929%, 4/23/13[12]	15,210,000	MYR	4,901,943

25	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

	Principal Amount		Value
Malaysia (Government of) Sr. Unsec. Bonds: Series 1/06, 4.262%, 9/15/16	2,400,000	MYR $	805,354
Series 0210, 4.012%, 9/15/17	1,910,000	MYR	638,596

			11,284,914
Mexico—2.3%
United Mexican States Bonds: Series M, 6.50%, 6/9/22[4]	105,200,000	MXN	9,523,835
Series M20, 7.50%, 6/3/27[4]	108,000,000	MXN	10,615,468
Series M10, 7.75%, 12/14/17	23,655,000	MXN	2,169,416
Series M20, 8.50%, 5/31/29[4]	56,440,000	MXN	6,023,858
United Mexican States Treasury Bills: 4.105%, 5/30/13[12]	143,000,000	MXN	11,498,050
4.132%, 5/23/13[12]	22,800,000	MXN	1,834,658
4.168%, 6/6/13[12]	33,980,000	MXN	2,730,131
4.237%, 7/11/13[12]	136,500,000	MXN	10,924,907
4.552%, 4/4/13[12]	58,000,000	MXN	4,692,189

			60,012,512
Nigeria—0.5%
Nigeria (Federal Republic of) Treasury Bills: 10.635%, 7/4/13[12]	45,000,000	NGN	275,298
11.235%, 1/23/14[12]	166,000,000	NGN	960,185
13.662%, 9/5/13[12]	329,000,000	NGN	1,977,125
13.779%, 9/26/13[12]	164,000,000	NGN	978,853
14.326%, 6/6/13[12]	73,000,000	NGN	450,671
Series 364, 15.572%, 4/25/13[12]	109,000,000	NGN	681,716
Nigeria (Federal Republic of) Treasury Bonds: 7%, 10/23/19	302,000,000	NGN	1,566,286
16%, 6/29/19	314,000,000	NGN	2,429,811
16.39%, 1/27/22	492,000,000	NGN	4,050,816

			13,370,761
Paraguay—0.1%
Paraguay (Republic of) Sr. Unsec. Bonds, 4.625%, 1/25/23[5]	1,650,000		1,664,850
Peru—0.8%
Peru (Republic of) Sr. Unsec. Bonds: 6.95%, 8/12/31[5]	16,195,000	PEN	7,800,487
8.20%, 8/12/26[5]	10,500,000	PEN	5,679,527
Peru (Republic of) Sr. Unsec. Nts., 7.84%, 8/12/20[5]	15,885,000	PEN	7,742,558

			21,222,572

26	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

	Principal Amount		Value
Poland—0.4%
Poland (Republic of) Bonds: Series WS0922, 5.75%, 9/23/22	14,510,000	PLZ $	5,100,013
Series 0415, 5.50%, 4/25/15	2,355,000	PLZ	756,105
Series 1017, 5.25%, 10/25/17	3,260,000	PLZ	1,080,451
Poland (Republic of) Unsec. Bonds, Series 1023, 4%, 10/25/23	14,110,000	PLZ	4,361,805

			11,298,374
Portugal—0.1%
Portugal (Republic of) Sr. Unsec. Bonds, 4.10%, 4/15/37	605,000	EUR	555,405
Portugal (Republic of) Sr. Unsec. Unsub. Bonds., 4.35%, 10/16/17	1,325,000	EUR	1,657,609

			2,213,014
Russia—1.7%
AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[5]	62,400,000	RUR	2,020,492
Russian Federation Bonds: 7.50%, 3/15/18[4]	199,400,000	RUR	6,770,678
7.50%, 2/27/19[4]	250,700,000	RUR	8,488,399
7.60%, 4/14/21[4]	271,700,000	RUR	9,194,201
Series 6206, 7.40%, 6/14/17[4]	440,700,000	RUR	14,801,135
Russian Federation Unsec. Bonds, Series 9, 7.90%, 3/18/21[4]	43,800,000	RUR	1,408,371
Vnesheconombank Sr. Unsec. Bonds, Series 18, 8.693%, 9/17/32[4]	49,000,000	RUR	1,607,875
Vnesheconombank Via VEB Finance plc Sr. Unsec. Nts., 6.025%, 7/5/22[5]	400,000		444,500
Vnesheconombank Via VEB Finance plc Sr. Unsec. Unsub. Nts., 6.902%, 7/9/20[5]	375,000		437,344

			45,172,995
Serbia—0.2%
Serbia (Republic of) Sr. Unsec. Bonds, 4.875%, 2/25/20[5]	2,400,000		2,378,400
Serbia (Republic of) Sr. Unsec. Nts., 5.25%, 11/21/17[5]	3,230,000		3,343,050

			5,721,450
South Africa—1.2%
South Africa (Republic of) Bonds: Series R208, 6.75%, 3/31/21	147,970,000	ZAR	16,322,530
Series R207, 7.25%, 1/15/20	132,160,000	ZAR	15,029,616

			31,352,146

27	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

	Principal Amount			Value
Spain—0.2%
Comunidad De Madrid Sr. Unsec. Nts., 4.30%, 9/15/26	1,900,000	EUR	$	1,923,045
Instituto de Credito Oficial Sr. Unsec. Nts., 5%, 5/15/15	2,200,000	NOK		362,297
Spain (Kingdom of) Bonds: 4.25%, 10/31/16	425,000	EUR		560,630
5.50%, 7/30/17	1,460,000	EUR		2,013,367
Spain (Kingdom of) Sr. Unsec. Bonds, 4.30%, 10/31/19	820,000	EUR		1,059,004

				5,918,343
Sri Lanka—0.2%
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Bonds, 5.875%, 7/25/22[5]	985,000			1,026,863
Sri Lanka (Democratic Socialist Republic of) Sr. Unsec. Nts.: 6.25%, 10/4/20[5]	1,775,000			1,899,250
6.25% 7/27/21[5]	2,015,000			2,143,440

				5,069,553
Tanzania—0.1%
Tanzania (United Republic of) Sr. Unsec. Nts., 6.45%, 3/8/20[4]	1,610,000			1,706,600
The Netherlands—0.2%
Netherlands (Kingdom of the) Bonds, 4%, 7/15/19	2,720,000	EUR		4,124,660
Turkey—5.4%
Turkey (Republic of) Bonds: 6.875%, 3/17/36	3,735,000			4,617,394
7%, 3/11/19	4,030,000			4,881,338
9%, 3/5/14	24,715,000	TRY		14,069,778
9%, 3/8/17	46,080,000	TRY		27,760,570
9.50%, 1/12/22[4]	8,905,000	TRY		5,733,889
9.603%, 7/17/13[12]	22,655,000	TRY		12,315,815
10.50%, 1/15/20[4]	1,350,000	TRY		899,925
16.519%, 8/14/13[15]	2,310,000	TRY		1,857,798
Turkey (Republic of) Nts., 7.50%, 7/14/17	5,315,000			6,358,069
Turkey (Republic of) Unsec. Bonds: 5.621%, 2/11/15[15]	2,305,000	TRY		1,750,679
5.948%, 5/15/13[12]	58,600,000	TRY		32,183,199
6.25%, 9/26/22	6,760,000			8,027,500
8.50%, 9/14/22[4]	17,130,000	TRY		10,466,598

28	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount			Value
Turkey (Republic of) Unsec. Nts.: 5.125%, 3/25/22	$	2,990,000		$	3,296,475
6%, 1/14/41		4,265,000			4,792,794

					139,011,821
Ukraine—0.2%
Ukraine (Republic of) Bonds, 7.75%, 9/23/20[5]		1,670,000			1,743,480
Ukraine (Republic of) Sr. Unsec. Nts., 7.95%, 2/23/21[5]		2,330,000			2,437,180

					4,180,660
United Arab Emirates—0.0%
Emirates of Dubai Sr. Unsec. International Bonds, 7.75%, 10/5/20		705,000			872,438
United Kingdom—0.4%
United Kingdom Treasury Bonds: 3.75%, 9/7/21		1,530,000	GBP		2,736,755
4%, 9/7/16		1,740,000	GBP		2,973,763
4.25%, 12/7/55		395,000	GBP		742,334
4.75%, 12/7/38		1,980,000	GBP		3,943,555

					10,396,407
Uruguay—0.2%
Uruguay (Oriental Republic of) Sr. Unsec. Bonds, 4.702%, 12/15/28[15]		60,500,000	UYU		4,501,449
Venezuela—1.2%
Venezuela (Republic of) Bonds: 9%, 5/7/23		7,600,000			7,315,000
11.95%, 8/5/31		3,640,000			4,113,200
Venezuela (Republic of) Nts., 8.25%, 10/13/24		3,380,000			3,084,250
Venezuela (Republic of) Sr. Unsec. Bonds, 11.75%, 10/21/26		2,830,000			3,145,545
Venezuela (Republic of) Sr. Unsec. Unsub. Nts., 12.75%, 8/23/22		2,615,000			3,063,473
Venezuela (Republic of) Unsec. Bonds: 7%, 3/31/38		2,410,000			1,909,925
7.65%, 4/21/25		4,530,000			3,986,400
Venezuela (Republic of) Unsec. Nts., 13.625%, 8/15/18[5]		3,830,000			4,337,475

					30,955,268

Total Foreign Government Obligations (Cost $624,721,661)					637,887,110

29	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount			Value
Corporate Bonds and Notes—36.5%
Consumer Discretionary—5.4%
Auto Components—0.8%
Continental Rubber Of America Corp., 4.50% Sr. Sec. Nts., 9/15/19[5]	$	510,000		$	524,025
Goodyear Tire & Rubber Co. (The), 8.25% Sr. Unsec. Unsub. Nts., 8/15/20		3,385,000			3,761,581
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23[5]		3,235,000			3,170,300
Tower Automotive Holdings USA LLC/TA Holdings Finance, Inc., 10.625% Sr. Sec. Nts., 9/1/17[5]		5,987,000			6,705,440
UCI International, Inc., 8.625% Sr. Unsec. Nts., 2/15/19		1,560,000			1,622,400
Visteon Corp., 6.75% Sr. Unsec. Nts., 4/15/19		3,559,000			3,825,925

					19,609,671
Automobiles—0.1%
Ford Motor Co., 7.45% Bonds, 7/16/31		1,025,000			1,303,014
Jaguar Land Rover plc: 5.625% Sr. Unsec. Nts., 2/1/23[5]		1,295,000			1,351,656
7.75% Sr. Unsec. Bonds, 5/15/18[5]		500,000			548,750
8.25% Sr. Nts., 3/15/20[5]		245,000	GBP		419,776

					3,623,196
Diversified Consumer Services—0.2%
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20		1,285,000			1,365,313
ServiceMaster Co.: 7% Sr. Nts., 8/15/20[5]		2,265,000			2,355,600
8% Sr. Unsec. Unsub. Nts., 2/15/20		1,565,000			1,686,288

					5,407,201
Hotels, Restaurants & Leisure—1.2%
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18		3,105,000			3,308,766
Burger King Corp., 9.875% Sr. Unsec. Unsub. Nts., 10/15/18		1,105,000			1,274,894
Caesars Entertainment Operating Co., Inc., 10% Sr. Sec. Nts., 12/15/18		6,965,000			4,788,438
CKE Restaurants, Inc., 11.375% Sec. Nts., 7/15/18		985,000			1,147,525
HOA Restaurants Group LLC/HOA Finance Corp., 11.25% Sr. Sec. Nts., 4/1/17[5]		2,920,000			2,759,400
Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Unsub. Nts., 3/15/19		2,615,000			2,856,888
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[5]		2,985,000			3,231,263

30	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
Hotels, Restaurants & Leisure Continued
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[5]	$	1,625,000	$	1,645,313
MGM Mirage, Inc., 6.625% Sr. Unsec. Nts., 7/15/15		1,425,000		1,553,250
MGM Resorts International: 6.625% Sr. Unsec. Unsub. Nts., 12/15/21		1,595,000		1,674,750
6.75% Sr. Unsec. Nts., 10/1/20[5]		1,515,000		1,609,688
MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19		1,170,825		1,220,585
NCL Corp. Ltd., 5% Sr. Unsec. Nts., 2/15/18[5]		1,625,000		1,663,594
Penn National Gaming, Inc., 8.75% Sr. Unsec. Sub. Nts., 8/15/19		1,985,000		2,252,975
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08[3,8]		250,000		—
Viking Cruises Ltd., 8.50% Sr. Nts., 10/15/22[5]		930,000		1,027,650

				32,014,979
Household Durables—0.3%
Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[5,6]		690,000		690,000
Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19		3,805,000		4,118,913
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22		290,000		312,113
K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20[5]		1,465,000		1,638,969

				6,759,995
Leisure Equipment & Products—0.1%
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sr. Sec. Nts., 5/1/20[5]		2,560,000		2,700,800
Media—2.0%
Affinion Group Holdings, Inc., 11.625% Sr. Unsec. Nts., 11/15/15		1,465,000		937,600
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18		4,690,000		3,728,550
AMC Entertainment, Inc., 8.75% Sr. Unsec. Nts., 6/1/19		1,205,000		1,328,513
Belo (A.H.) Corp., 7.75% Sr. Unsec. Unsub. Debs., 6/1/27		3,702,000		3,961,140
CCO Holdingds LLC/ CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23[5]		1,615,000		1,627,113
Cinemark USA, Inc., 5.125% Sr. Unsec. Nts., 12/15/22[5]		615,000		621,150
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Unsub. Nts., 5/1/19		1,580,000		1,631,350
DISH DBS Corp.: 5.875% Sr. Unsec. Nts., 7/15/22		1,675,000		1,765,031
6.75% Sr. Unsec. Nts., 6/1/21		835,000		932,069
7.875% Sr. Unsec. Nts., 9/1/19		2,820,000		3,355,800

31	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
Media Continued
Entravision Communications Corp., 8.75% Sr. Sec. Nts., 8/1/17	$	2,059,000	$	2,239,163
Getty Images, Inc., 7% Sr. Nts., 10/15/20[5,6]		1,525,000		1,563,125
Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20		3,100,000		3,324,750
Igloo Holdings Corp., 8.25% Sr. Unsec. Nts., 12/15/17[3,7]		2,879,000		2,965,370
LIN Television Corp., 6.375% Sr. Nts., 1/15/21[5]		1,510,000		1,615,700
Lynx I Corp., 5.375% Sr. Sec. Nts., 4/15/21[5]		880,000		919,600
Nexstar Broadcasting, Inc., 6.875% Sr. Unsec. Nts., 11/15/20[5]		1,545,000		1,637,700
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc., 8.875% Sec. Nts., 4/15/17		2,295,000		2,535,975
Sinclair Television Group, Inc.: 5.375% Sr. Unsec. Nts., 4/1/21[5,6]		1,680,000		1,675,800
6.125% Sr. Nts., 10/1/22[5]		2,980,000		3,136,450
Unitymedia Hessen GmbH & Co KG/Unitymedia NRW GmbH, 5.50% Sr. Sec. Nts., 1/15/23[5]		850,000		877,625
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 7.50% Sr. Sec. Nts., 3/15/19		830,000		911,963
Univision Communications, Inc., 7.875% Sr. Sec. Nts., 11/1/20[5]		2,935,000		3,243,175
UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[5]		2,040,000		2,264,400
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[5]		2,855,000		3,119,088

				51,918,200
Specialty Retail—0.5%
BC Mountain LLC/BC Mountain Finance, Inc., 7% Sr. Unsec. Nts., 2/1/21[5]		3,240,000		3,442,500
Burlington Coat Factory Warehouse Corp., 10% Sr. Unsec. Nts., 2/15/19		1,420,000		1,583,300
Claire’s Stores, Inc., 8.875% Sr. Sec. Nts., 3/15/19		1,610,000		1,706,600
J. Crew Group, Inc., 8.125% Sr. Unsec. Nts., 3/1/19		1,255,000		1,355,400

32	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount			Value
Specialty Retail Continued
Limited Brands, Inc., 5.625% Sr. Nts., 2/15/22	$	1,075,000		$	1,144,875
Party City Holdings, Inc., 8.875% Sr. Unsec. Nts, 8/1/20[5]		1,420,000			1,565,550
Petco Holdings, Inc., 8.50% Sr. Nts., 10/15/17[5,7]		125,000			129,531
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19		1,255,000			1,396,188

					12,323,944
Textiles, Apparel & Luxury Goods—0.2%
Burlington Holdings LLC/Burlington Holding Finance, Inc., 9% Sr. Unsec. Nts., 2/15/18[5,7]		1,600,000			1,632,000
Levi Strauss & Co.: 6.875% Sr. Unsec. Nts., 5/1/22[5]		420,000			462,000
7.625% Sr. Unsec. Unsub. Nts., 5/15/20		1,205,000			1,331,525
Quiksilver, Inc., 6.875% Sr. Unsec. Nts., 4/15/15		1,590,000			1,590,000

					5,015,525
Consumer Staples—1.5%
Beverages—0.0%
AmBev International Finance Co. Ltd., 9.50% Sr. Unsec. Unsub. Nts., 7/24/17[4]		2,080,000	BRR		1,155,968
Food & Staples Retailing—0.1%
Rite Aid Corp.: 7.50% Sr. Sec. Nts., 3/1/17		80,000			82,500
9.25% Sr. Unsec. Unsub. Nts., 3/15/20		860,000			975,025
US Foods, Inc., 8.50% Sr. Unsec. Nts., 6/30/19[5]		1,585,000			1,690,006

					2,747,531
Food Products—1.1%
Alicorp SA, 3.875% Sr. Unsec. Nts., 3/20/23[5]		1,320,000			1,320,000
American Seafoods Group LLC, 10.75% Sr. Sub. Nts., 5/15/16[5]		2,770,000			2,936,200
ARAMARK Corp., 5.75% Sr. Unsec. Nts., 3/15/20[5]		1,615,000			1,659,413
ASG Consolidated LLC, 14.85% Sr. Nts., 5/15/17[5,7]		2,418,372			2,587,658
Bumble Bee Acquisition Corp., 9% Sr. Sec. Nts., 12/15/17[5]		2,942,000			3,250,910
Chiquita Brands International, Inc., 7.875% Sr. Sec. Nts., 2/1/21[5]		1,460,000			1,534,825
Hawk Acquisition Sub, Inc., 4.25% Sr. Sec. Nts., 10/15/20[5,6]		2,095,000			2,100,238

33	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
Food Products Continued
MHP SA: 8.25% Sr. Unsec. Nts., 4/2/20[3,6]	$	1,375,000	$	1,365,547
10.25% Sr. Unsec. Nts., 4/29/15[5]		4,325,000		4,661,334
Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[5]		595,000		639,625
Southern States Cooperative, Inc., 11.25% Sr. Nts., 5/15/15[5]		3,155,000		3,344,300
Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[5]		1,630,000		1,723,725

				27,123,775
Household Products—0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA: 5.75% Sr. Sec. Nts., 10/15/20		1,540,000		1,572,725
9% Sr. Unsec. Unsub. Nts., 4/15/19		1,285,000		1,365,313
Spectrum Brands Holdings, Inc., 9.50% Sr. Sec. Nts., 6/15/18		125,000		142,188

				3,080,226
Personal Products—0.1%
Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21[5]		2,510,000		2,528,825
Tobacco—0.1%
Alliance One International, Inc., 10% Sr. Unsec. Nts., 7/15/16		1,525,000		1,618,406
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21[5]		1,615,000		1,703,825

				3,322,231
Energy—6.7%
Energy Equipment & Services—0.7%
Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21[5]		835,000		833,956
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19		1,020,000		994,500
Hercules Offshore, Inc., 7.125% Sr. Sec. Nts., 4/1/17[5]		1,285,000		1,391,013
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20		2,575,000		2,678,000
Offshore Group Investment Ltd.: 7.125% Sr. Sec. Nts., 4/1/23[5]		1,680,000		1,722,000
7.50% Sr. Sec. Nts., 11/1/19[5]		2,990,000		3,184,350
11.50% Sr. Sec. Nts., 8/1/15		1,271,000		1,388,568
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20		3,100,000		3,324,750

34	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
Energy Equipment & Services Continued
QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[5]	$	525,000	$	555,188
SESI LLC, 6.375% Sr. Unsec. Nts., 5/1/19		905,000		977,400

				17,049,725
Oil, Gas & Consumable Fuels—6.0%
Access Midstream Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Unsub. Nts., 5/15/23		1,650,000		1,631,438
Alliance Oil Co. Ltd., 9.875% Sr. Unsec. Nts., 3/11/15[5]		2,800,000		3,062,500
Alpha Natural Resources, Inc., 6% Sr. Unsec. Unsub. Nts., 6/1/19		2,020,000		1,873,550
Antero Resources Finance Corp.: 6% Sr. Unsec. Nts., 12/1/20[5]		1,025,000		1,076,250
9.375% Sr. Unsec. Nts., 12/1/17		217,500		237,075
Arch Coal, Inc., 7.25% Sr. Unsec. Unsub. Nts., 6/15/21		2,075,000		1,872,688
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.: 5.875% Sr. Unsec. Nts., 8/1/23[5]		1,435,000		1,435,000
6.625% Sr. Nts., 10/1/20[5]		1,025,000		1,073,688
Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19		1,275,000		1,361,063
BreitBurn Energy Partners LP/BreitBurn Finance Corp.: 7.875% Sr. Unsec. Nts., 4/15/22		700,000		752,500
8.625% Sr. Unsec. Nts., 10/15/20		3,735,000		4,145,850
Chaparral Energy, Inc., 9.875% Sr. Unsec. Nts., 10/1/20		1,435,000		1,664,600
Chesapeake Energy Corp., 5.75% Sr. Unsec. Nts., 3/15/23[6]		1,615,000		1,641,244
Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.125% Sr. Unsec. Unsub. Nts., 7/15/22		2,420,000		2,607,550
Cimarex Energy Co., 5.875% Sr. Unsec. Unsub. Nts., 5/1/22		2,375,000		2,559,063
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Unsub. Nts., 12/15/19		485,000		528,650
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22		1,555,000		1,659,963
Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[5]		685,000		690,823
Denbury Resources, Inc., 4.625% Sr. Unsec. Sub. Nts., 7/15/23		1,465,000		1,415,556

35	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount			Value
Oil, Gas & Consumable Fuels Continued
Empresa Nacional del Petroleo, 4.75% Sr. Unsec. Unsub. Nts., 12/6/21[5]	$	365,000		$	378,593
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22		2,900,000			3,219,000
Gaz Capital SA: 7.288% Sr. Sec. Nts., 8/16/37[5]		4,320,000			5,248,800
8.146% Sr. Sec. Nts., 4/11/18[5]		5,520,000			6,699,900
8.625% Sr. Sec. Nts., 4/28/34[5]		3,880,000			5,286,500
9.25% Sr. Unsec. Unsub. Nts., 4/23/19[5]		6,550,000			8,482,250
Gazprom OAO Via Gaz Capital SA: 4.95% Sr. Unsec. Nts., 2/6/28[5]		3,080,000			3,049,200
4.95% Sr. Unsec. Nts., 7/19/22[5]		8,145,000			8,511,525
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21[5]		945,000			977,484
Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21[5]		3,105,000			3,361,163
Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Nts., 10/1/20[5]		365,000			400,588
Inergy Midstream LP/Finance Corp., 6% Sr. Unsec. Nts., 12/15/20[5]		1,045,000			1,092,025
KMG Finance Sub BV, 9.125% Sr. Unsec. Unsub. Nts., 7/2/18[5]		615,000			777,132
Kodiak Oil & Gas Corp., 5.50% Sr. Unsec. Nts., 1/15/21[5]		2,555,000			2,679,556
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20		7,055,000			7,813,413
Lukoil International Finance BV: 6.125% Sr. Unsec. Nts., 11/9/20[5]		6,045,000			6,891,300
7.25% Sr. Unsec. Unsub. Nts., 11/5/19[5]		1,505,000			1,806,000
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50% Sr. Unsec. Unsub. Nts., 7/15/23		3,235,000			3,170,300
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[5]		4,845,000			5,184,150
Murray Energy Corp., 10.25% Sr. Sec. Nts., 10/15/15[5]		1,890,000			1,906,538
Navios Maritime Acquisition Corp., 8.625% Sr. Sec. Nts., 11/1/17		890,000			889,444
Novatek OAO via Novatek Finance Ltd.: 4.422% Sr. Unsec. Nts., 12/13/22[5]		3,070,000			3,050,813
7.75% Unsec. Nts., 2/21/17[5]		26,360,000	RUR		850,562

36	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
Oil, Gas & Consumable Fuels Continued
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	$	1,110,000	$	1,226,550
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[5]		1,048,800		1,158,924
Pacific Rubiales Energy Corp., 5.125% Sr. Unsec. Nts., 3/28/23[5]		1,375,000		1,394,250
Pemex Project Funding Master Trust, 6.625% Unsec. Unsub. Bonds, 6/15/35		565,000		679,413
Pertamina Persero PT, 5.25% Nts., 5/23/21[5]		185,000		199,800
Petroleos de Venezuela SA: 5.125% Sr. Unsec. Nts., 10/28/16		1,145,000		1,016,188
8.50% Sr. Nts., 11/2/17[5]		5,215,000		5,084,625
12.75% Sr. Unsec. Nts., 2/17/22[5]		3,115,000		3,527,738
Petroleos Mexicanos: 1.95% Sr. Unsec. Nts., 12/20/22		185,000		190,027
2% Sr. Unsec. Nts., 12/20/22		915,000		942,052
5.50% Sr. Unsec. Unsub. Nts., 6/27/44		480,000		496,320
Petroleum Co. of Trinidad & Tobago Ltd., 9.75% Sr. Unsec. Nts., 8/14/19[5]		1,580,000		2,081,650
Quicksilver Resources, Inc.: 8.25% Sr. Unsec. Nts., 8/1/15		1,265,000		1,250,769
11.75% Sr. Nts., 1/1/16		1,065,000		1,091,625
Range Resources Corp.: 5% Sr. Unsec. Sub. Nts., 8/15/22		630,000		645,750
8% Sr. Unsec. Sub. Nts., 5/15/19		385,000		423,500
Reliance Industries Ltd., 5.875% Sr. Unsec. Perpetual Bonds[5,16]		2,200,000		2,158,750
Rosneft Oil Co. via Rosneft International Finance Ltd., 4.199% Sr. Unsec. Nts., 3/6/22[5]		2,455,000		2,439,656
Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21[5]		1,630,000		1,693,163
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[5]		2,520,000		2,690,100
SandRidge Energy, Inc.: 7.50% Sr. Unsec. Unsub. Nts., 2/15/23		1,480,000		1,542,900
8.75% Sr. Unsec. Nts., 1/15/20		1,490,000		1,612,925
Schahin II Finance Co. SPV Ltd., 5.875% Sr. Sec. Unsub. Nts., 9/25/22[5]		3,305,000		3,428,938
Sibur Securities Ltd., 3.914% Sr. Unsec. Nts., 1/31/18[5]		1,765,000		1,742,938
SM Energy Co., 6.50% Sr. Unsec. Unsub. Nts., 1/1/23		1,285,000		1,413,500
Tengizchevroil LLP, 6.124% Nts., 11/15/14[5]		562,132		581,807

37	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount			Value
Oil, Gas & Consumable Fuels Continued
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Nts., 10/1/20[5]	$	735,000		$	779,100
Western Refining, Inc., 6.25% Sr. Unsec. Nts., 4/1/21[5]		1,615,000			1,653,356

					156,161,601
Financials—6.9%
Capital Markets—1.2%
Banco BTG Pactual SA (Cayman): 4% Sr. Unsec. Nts., 1/16/20[5]		2,385,000			2,307,488
5.75% Unsec. Sub. Nts., 9/28/22[5]		2,425,000			2,440,278
Berry Plastics Corp., 9.75% Sec. Nts., 1/15/21		1,580,000			1,854,525
Cantor Commercial Real Estate Co. LP/CCRE Finance, 7.75% Sr. Unsec. Nts., 2/15/18[5,6]		2,090,000			2,137,025
Deutsche Bank Capital Funding Trust IV, 5.33% Unsec. Sub. Nts., 9/19/49[4]		330,000	EUR		350,034
Nationstar Mortgage LLC/Nationstar Capital Corp.: 6.50% Sr. Unsec. Unsub. Nts., 7/1/21[5]		3,225,000			3,378,188
7.875% Sr. Unsec. Nts., 10/1/20[5]		1,655,000			1,837,050
10.875% Sr. Unsec. Nts., 4/1/15		2,775,000			2,951,906
Nuveen Investments, Inc., 9.50% Sr. Unsec. Nts., 10/15/20[5]		1,545,000			1,622,250
Pinafore LLC/Pinafore, Inc., 9% Sec. Nts., 10/1/18		2,872,000			3,213,050
Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[5]		1,100,000			1,177,000
Springleaf Finance Corp., 6.90% Nts., Series J, 12/15/17		2,460,000			2,493,825
UBS AG (Jersey Branch): 4.28% Jr. Sub. Perpetual Nts.[16]		185,000	EUR		235,655
7.152% Jr. Sub. Perpetual Bonds[16]		125,000	EUR		175,495
UBS Capital Securities Jersey Ltd., 8.836% Jr. Sub. Perpetual Nts.[16]		260,000	EUR		335,027
US Coatings Acquisition, Inc./Flash Dutch 2 BV, 7.375% Sr. Unsec. Nts., 5/1/21[5]		1,045,000			1,103,781
Verso Paper Holdings LLC/Verso Paper, Inc., 11.75% Sr. Sec. Nts., 1/15/19		4,354,000			3,570,280

					31,182,857
Commercial Banks—3.8%
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[5]		5,970,000	TRY		3,233,626
Alfa Bank/Alfa Bond Issuance plc, 7.875% Nts., 9/25/17[5]		2,915,000			3,297,448

38	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

	Principal Amount			Value
Commercial Banks Continued
Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16[5]	1,510,000	BRR	$	747,247
Banco BMG SA: 8.875% Unsec. Sub. Nts., 8/5/20[5]	445,000			411,625
9.15% Nts., 1/15/16[5]	978,000			1,029,345
9.95% Unsec. Unsub. Nts., 11/5/19[5]	1,360,000			1,356,600
Banco do Brasil SA (Cayman): 3.875% Sr. Unsec. Nts., 10/10/22	505,000			489,850
6.25% Jr. Sub. Perpetual Bonds[16]	1,880,000			1,856,500
9.25% Jr. Sub. Perpetual Bonds[5,16]	7,025,000			8,535,375
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub Nts., 2/2/22[5]	5,220,000			5,692,410
Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16[3]	2,620,000	BRR		1,296,548
Banco Santander Mexico SA, 4.125% Sr. Unsec. Nts., 11/9/22[5]	1,995,000			2,009,963
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	3,230,000			3,262,300
Bank of India (London), 3.625% Sr. Unsec. Unsub. Nts., 9/21/18[3]	1,320,000			1,327,281
Bank of Scotland plc: 4.875% Sr. Sec. Nts., 12/20/24	230,000	GBP		417,512
4.875% Sr. Sec. Unsub. Nts., 11/8/16	140,000	GBP		241,576
9.375% Unsec. Sub. Nts., 5/15/21	320,000	GBP		619,204
Barclays Bank plc: 4.75% Sub. Nts., 3/15/49	370,000	EUR		343,132
6% Sr. Unsec. Sub. Nts., 1/14/21	100,000	EUR		140,801
BBVA Banco Continental SA, 5% Sr. Unsec. Nts., 8/26/22[5]	1,850,000			1,951,750
BBVA US Senior SAU, 4.664% Sr. Unsec. Nts., 10/9/15	630,000			646,430
BOM Capital plc, 6.699% Sr. Unsec. Nts., 3/11/15[5]	4,885,000			5,187,870
CIT Group, Inc.: 4.25% Sr. Unsec. Nts., 8/15/17	405,000			425,250
5% Sr. Unsec. Nts., 8/15/22	2,720,000			2,919,852
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[5]	1,810,000			1,902,763
DNB Boligkreditt AS, 1.45% Sr. Sec. Nts., 3/21/19[5]	525,000			528,615
DTEK Finance plc, 7.875% Sr. Unsec. Nts., 4/4/18[5,6]	1,375,000			1,355,241
EUROFIMA, 6.25% Bonds, 12/28/18	935,000	AUD		1,065,900
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[5]	2,515,000			2,527,575

39	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount			Value
Commercial Banks Continued
Hana Bank, 1.375% Sr. Unsec. Nts., 2/5/16[5]	$	661,671		$	659,912
ICICI Bank Ltd., 6.375% Bonds, 4/30/22[4,5]		1,130,000			1,166,725
Intesa Sanpaolo SpA: 3.125% Unsec. Nts., 1/16/16		530,000			518,480
3.875% Unsec. Nts., 1/15/18		265,000			256,628
Lloyds TSB Bank plc: 6% Sr. Sec. Nts., 2/8/29		385,000	GBP		774,940
11.875% Unsec. Sub. Nts., 12/16/21		665,000	EUR		1,052,296
Norddeutsche Landesbank Girozentrale, 0.875% Sec. Nts., 10/16/15[5]		505,000			506,782
Royal Bank of Scotland NV: 3.197% Unsec. Sub. Nts., 5/17/18[4]		290,000	AUD		274,756
6.50% Unsec. Sub. Nts., 5/17/18[4]		265,000	AUD		251,361
Royal Bank of Scotland plc (The): 2.375% Sr. Unsec. Sub. Nts., 11/2/15		80,000	CHF		82,900
13.125% Unsec. Sub. Nts., 3/19/22		315,000	AUD		397,101
Sberbank of Russia Via SB Capital SA: 5.125% Sub. Nts., 10/29/22[5]		4,875,000			4,893,281
5.40% Sr. Unsec. Nts., 3/24/17		1,350,000			1,461,375
6.125% Sr. Nts., 2/7/22[5]		4,830,000			5,409,600
Skandinaviska Enskilda Banken AB, 1.75% Sr. Unsec. Nts., 3/19/18[5]		395,000			395,457
Societe Generale SA, 2.75% Sr. Unsec. Nts., 10/12/17		505,000			517,997
Stadshypotek AB: 1.875% Sec. Nts., 10/2/19[5]		630,000			633,176
6% Sec. Unsub. Bonds, 6/21/17		5,385,000	SEK		959,938
Sumitomo Mitsui Banking Corp., 1.80% Sr. Unsec. Nts., 7/18/17		385,000			392,683
Sumitomo Mitsui Trust Bank Ltd., 1.80% Sr. Unsec. Nts., 3/28/18[5]		265,000			265,630
Swedbank Hypotek AB, 1.375% Sec. Nts., 3/28/18[5]		530,000			530,637
Toronto-Dominion Bank (The), 1.50% Sec. Bonds, 3/13/17[5]		510,000			523,032
Turkiye Halk Bankasi AS, 4.875% Sr. Unsec. Nts., 7/19/17[5]		1,630,000			1,723,203
Turkiye Is Bankasi: 3.875% Sr. Unsec. Nts., 11/7/17[5]		2,875,000			2,932,500
5.699% Unsec. Nts., 5/15/13[12]		6,400,000	TRY		3,509,141
6% Sub. Nts., 10/24/22[5]		1,790,000			1,875,025
VTB Bank OJSC Via VTB Capital SA, 6.95% Sub. Nts., 10/17/22[5]		2,470,000			2,614,495

40	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount			Value
Commercial Banks Continued
VTB Capital SA: 6.315% Nts., 2/22/18[5]	$	1,135,000		$	1,232,894
6.465% Sr. Sec. Unsub. Nts., 3/4/15[5]		1,100,000			1,179,750
Westpac Banking Corp.: 1.25% Sec. Nts., 12/15/17[5]		530,000			530,526
1.60% Sr. Unsec. Unsub. Nts., 1/12/18		665,000			673,585
Yapi ve Kredi Bankasi AS: 5.50% Unsec. Sub. Nts., 12/6/22[5]		2,585,000			2,572,075
6.75% Sr. Unsec. Nts., 2/8/17[5]		2,045,000			2,280,175

					97,867,645
Consumer Finance—0.4%
Community Choice Financial, Inc., 10.75% Sr. Sec. Nts., 5/1/19		1,315,000			1,252,538
JSC Astana Finance, 9.16% Nts., 3/14/12[8]		7,200,000			639,000
Milestone Aviation Group LLC, 8.625% Sr. Unsec. Nts., 12/15/17[5]		1,645,000			1,702,575
SLM Corp., 7.25% Sr. Unsec. Unsub. Nts., 1/25/22		1,615,000			1,812,838
Speedy Cash, Inc., 10.75% Sr. Sec. Nts., 5/15/18[5]		1,930,000			2,089,225
TMX Finance LLC/TitleMax Finance Corp., 13.25% Sr. Sec. Nts., 7/15/15		1,155,000			1,270,500

					8,766,676
Diversified Financial Services—0.8%
ABN AMRO Bank NV, 1.375% Sr. Unsec. Nts., 1/22/16[5]		395,000			395,514
Autopistas del Nordeste Cayman Ltd., 9.39% Nts., 1/15/26[5]		2,472,556			2,521,760
Banco Invex SA, 31.938% Mtg.-Backed Certificates, Series 062U, 3/13/34[8,15]		4,830,734	MXN		255,244
Caisse Centrale Desjardins du Quebec, 1.60% Sec. Bonds, 3/6/17[5]		510,000			523,702
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[5]		5,685,000			6,338,775
GMAC LLC, 8% Sr. Unsec. Nts., 11/1/31		1,275,000			1,619,250
ING Bank NV, 2.625% Sr. Sec. Nts., 12/5/22[5]		1,065,000			1,061,293
Instituto de Credito Oficial: 5% Sr. Unsec. Unsub. Nts., 11/14/16		550,000			578,796
5% Sr. Unsec. Unsub. Nts., 4/10/17		945,000			991,018
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[5]		1,880,000			1,922,300
JPMorgan Hipotecaria su Casita: 8.397% Sec. Nts., 8/26/35[3,15]		5,808,600	MXN		41,737

41	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

	Principal Amount			Value
Diversified Financial Services Continued
30.085% Mtg.-Backed Certificates, Series 06U, 9/25/35[15]	1,445,610	MXN	$	214,425
Korea Development Bank (The), 1.50% Sr. Unsec. Nts., 1/22/18	925,000			914,382
Magyar Export-Import Bank RT, 5.50% Sr. Unsec. Nts., 2/12/18[3]	1,315,000			1,323,219
PHH Corp., 9.25% Sr. Unsec. Unsub. Nts., 3/1/16	1,325,000			1,553,563
Rabobank Capital Funding Trust IV, 5.556% Perpetual Bonds[3,16]	205,000	GBP		310,613
Stanbic IBTC Holding Co., 12.468% Nts., 9/24/13[12]	151,000,000	NGN		898,095

				21,463,686
Insurance—0.0%
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands), 1.70% Sr. Unsec. Nts., 3/19/18	130,000			129,631
Swiss Reinsurance Co. via ELM BV: 4.455% Sr. Sec. Sub. Nts., 5/25/49[4]	125,000	AUD		115,686
7.635% Unsec. Sub. Nts., 12/29/49	55,000	AUD		58,178

				303,495
Real Estate Investment Trusts (REITs)—0.4%
FelCor Escrow Holdings LLC, 6.75% Sr. Sec. Nts., 6/1/19	1,585,000			1,727,650
FelCor Lodging LP, 5.625% Sr. Sec. Nts., 3/1/23[5]	1,605,000			1,639,106
Geo Group, Inc. (The), 5.125% Sr. Unsec. Nts., 4/1/23[5]	1,615,000			1,635,188
OMEGA Healthcare Investors, Inc., 6.75% Sr. Unsec. Nts., 10/15/22	3,165,000			3,505,238
RHP Hotel Properties LP/RHP Finance Corp., 5% Sr. Unsec. Nts., 4/15/21[5,6]	1,615,000			1,629,131

				10,136,313
Real Estate Management & Development—0.3%
BR Malls International Finance Ltd., 8.50% Sr. Unsec. Unsub. Nts., 1/29/49[5]	1,190,000			1,316,438
Country Garden Holdings Co. Ltd., 7.50% Sr. Unsec. Unsub. Nts., 12/31/23[5]	1,160,000			1,190,508
Realogy Corp.: 7.625% Sr. Sec. Nts., 1/15/20[5]	2,535,000			2,870,888
9% Sr. Sec. Nts., 1/15/20[5]	1,295,000			1,511,913
Wallace Theater Holdings, Inc., 12.50% Sr. Sec. Nts., 6/15/13[4,5]	1,525,000			1,536,438

				8,426,185
Thrifts & Mortgage Finance—0.0%
Credit Mutuel/CIC Home Loan SFH, 1.50% Sec. Nts., 11/16/17[5]	395,000			397,080

42	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
Health Care—1.4%
Biotechnology—0.1%
Grifols SA, 8.25% Sr. Sec. Nts., 2/1/18	$	995,000	$	1,099,475
Universal Hospital Services, Inc., 7.625% Sr. Sec. Nts, 8/15/20		1,750,000		1,892,188

				2,991,663
Health Care Equipment & Supplies—0.3%
Accellent, Inc., 10% Sr. Unsec. Sub. Nts., 11/1/17		1,470,000		1,308,300
Alere, Inc.: 7.25% Sr. Unsec. Nts., 7/1/18[5]		1,270,000		1,355,725
8.625% Sr. Unsec. Sub. Nts., 10/1/18		152,298		162,578
Biomet, Inc.: 6.50% Sr. Unsec. Nts., 8/1/20[5]		2,090,000		2,225,850
6.50% Sr. Unsec. Sub. Nts., 10/1/20[5]		630,000		650,869
Hologic, Inc., 6.25% Sr. Unsec. Nts., 8/1/20[5]		185,000		197,719
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18		1,840,000		2,001,000

				7,902,041
Health Care Providers & Services—0.8%
Acadia Healthcare Co., Inc., 6.125% Sr. Unsec. Nts., 3/15/21[5]		440,000		456,500
Catalent Pharma Solutions, Inc., 9.50% Sr. Unsec. Nts., 4/15/15		551		551
CDRT Holding Corp., 9.25% Sr. Unsec. Nts., 10/1/17[5,7]		875,000		912,188
CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Unsub. Nts., 7/15/20		2,170,000		2,357,163
DaVita HealthCare Partners, Inc., 5.75% Sr. Unsec. Unsub. Nts., 8/15/22		895,000		934,156
Fresenius Medical Care US Finance II, Inc.: 5.625% Sr. Unsec. Nts., 7/31/19[5]		805,000		887,513
5.875% Sr. Unsec. Nts., 1/31/22[5]		405,000		454,106
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Unsub. Nts., 9/1/18		1,510,000		1,559,075
HCA, Inc., 7.50% Sr. Unsec. Unsub. Nts., 2/15/22		2,495,000		2,875,488
Health Management Associates, Inc., 7.375% Sr. Unsec. Nts., 1/15/20		855,000		942,638
HealthSouth Corp., 8.125% Sr. Unsec. Unsub. Nts., 2/15/20		1,394,000		1,543,855
Kindred Healthcare, Inc., 8.25% Sr. Unsec. Nts., 6/1/19		2,765,000		2,758,088

43	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
Health Care Providers & Services Continued
Multiplan, Inc., 9.875% Sr. Nts., 9/1/18[5]	$	1,390,000	$	1,551,588
Radiation Therapy Services, Inc., 9.875% Sr. Unsec. Sub. Nts., 4/15/17		125,000		78,125
Tenet Healthcare Corp.: 4.50% Sr. Sec. Nts., 4/1/21[5]		275,000		270,188
4.75% Sr. Sec. Nts., 6/1/20[5]		440,000		443,300
US Oncology, Inc., Escrow Shares (related to 9.125% Sr. Sec. Nts., 8/15/17)[8]		2,165,000		54,125
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 8% Sr. Nts., 2/1/18		1,970,000		2,107,900

				20,186,547
Health Care Technology—0.0%
MedAssets, Inc., 8% Sr. Unsec. Nts., 11/15/18		380,000		417,050
Life Sciences Tools & Services—0.1%
Jaguar Holding Co./Jaguar Merger Sub, Inc., 9.50% Sr. Unsec. Nts., 12/1/19[5]		990,000		1,140,975
Pharmaceuticals—0.1%
Mylan, Inc., 6% Sr. Nts., 11/15/18[5]		810,000		889,938
Valeant Pharmaceuticals International, Inc., 6.875% Sr. Unsec. Nts., 12/1/18[5]		955,000		1,030,803
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, 7.75% Sr. Unsec. Nts., 9/15/18		1,005,000		1,079,119

				2,999,860
Industrials—4.4%
Aerospace & Defense—0.9%
BE Aerospace, Inc., 6.875% Sr. Nts., 10/1/20		1,080,000		1,200,150
DigitalGlobe, Inc., 5.25% Sr. Unsec. Unsub. Nts., 2/1/21[5]		835,000		832,913
DynCorp International, Inc., 10.375% Sr. Unsec. Nts., 7/1/17		4,770,000		4,722,300
Embraer SA, 5.15% Sr. Unsec. Unsub. Nts., 6/15/22		1,810,000		1,975,163
GenCorp, Inc., 7.125% Sec. Nts., 3/15/21[5]		3,235,000		3,429,100
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21		2,215,000		2,419,888
Kratos Defense & Security Solutions, Inc., 10% Sr. Sec. Nts., 6/1/17		1,307,000		1,444,235
Schaeffler Finance BV, 8.50% Sr. Sec. Nts., 2/15/19[5]		1,940,000		2,216,450

44	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

	Principal Amount	Value
Aerospace & Defense Continued
TransDigm, Inc., 7.75% Sr. Unsec. Sub. Nts., 12/15/18	$3,140,000	$3,461,850
Triumph Group, Inc., 8.625% Sr. Unsec. Nts., 7/15/18	650,000	725,563

		22,427,612
Air Freight & Logistics—0.2%
Air Medical Group Holdings, Inc., 9.25% Sr. Sec. Nts., 11/1/18	1,337,000	1,487,413
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[5]	2,560,000	2,732,800

		4,220,213
Airlines—0.1%
American Airlines 2011-2 Class A Pass-Through Trust, 8.625% Sec. Certificates, 4/15/23	1,353,789	1,407,941
Emirates Airline, 4.50% Sr. Unsec. Nts., 2/28/25[5]	395,000	389,510
US Airways 2011-1 Class A Pass-Through Trust, 7.125% Sec. Certificates, 10/22/23	1,302,014	1,494,061

		3,291,512
Building Products—0.2%
Nortek, Inc.: 8.50% Sr. Unsec. Nts., 4/15/21[5]	2,315,000	2,575,438
8.50% Sr. Unsec. Nts., 4/15/21	370,000	412,550
Ply Gem Industries, Inc., 9.375% Sr. Unsec. Nts., 4/15/17	2,925,000	3,232,125

		6,220,113
Commercial Services & Supplies—0.6%
Cenveo Corp., 8.875% Sec. Nts., 2/1/18	1,295,000	1,301,475
First Data Corp.: 6.75% Sr. Sec. Nts., 11/1/20[5]	3,075,000	3,221,063
10.625% Sr. Unsec. Nts., 6/15/21[5,6]	2,090,000	2,123,963
R.R. Donnelley & Sons Co., 7.25% Sr. Nts., 5/15/18	3,130,000	3,306,063
STHI Holding Corp., 8% Sec. Nts., 3/15/18[5]	995,000	1,092,013
Tervita Corp., 8% Sr. Sec. Nts., 11/15/18[5]	1,250,000	1,294,531
West Corp., 8.625% Sr. Unsec. Nts., 10/1/18	2,285,000	2,490,650

		14,829,758

45	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount			Value
Construction & Engineering—0.3%
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24[3]	$	3,511,757		$	4,332,806
OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[5]		340,000			366,350
Odebrecht Finance Ltd., 7.125% Sr. Nts., 6/26/42[5]		2,690,000			3,059,875

					7,759,031
Electrical Equipment—0.2%
Belden, Inc., 5.50%, Sr. Unsec. Sub. Nts., 9/1/22[5]		1,485,000			1,529,550
General Cable Corp., 5.75% Sr. Unsec. Unsub. Nts., 10/1/22[5]		1,530,000			1,568,250
Thermon Industries, Inc., 9.50% Sr. Sec. Nts., 5/1/17		1,397,000			1,557,655

					4,655,455
Industrial Conglomerates—0.0%
GE Capital Australia Funding Pty Ltd., 7% Bonds, 10/8/15		625,000	AUD		699,678
Machinery—0.9%
Actuant Corp., 5.625% Sr. Unsec. Unsub. Nts., 6/15/22		1,560,000			1,626,300
ArvinMeritor, Inc., 10.625% Sr. Unsec. Nts., 3/15/18		1,115,000			1,208,381
Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[5]		2,175,000			2,351,719
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/16		670,000			743,700
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20[5]		3,255,000			3,434,025
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20		3,410,000			3,870,350
Milacron LLC/Mcron Finance Corp., 7.75% Sr. Unsec. Nts., 2/15/21[5]		210,000			218,138
Navistar International Corp.: 3% Cv. Sr. Sub. Nts., 10/15/14		1,390,000			1,425,619
8.25% Sr. Unsec. Nts., 11/1/21		965,000			987,919
Terex Corp., 6% Sr. Unsec. Nts., 5/15/21		3,100,000			3,278,250
Thermadyne Holdings Corp., 9% Sr. Sec. Nts., 12/15/17		2,435,000			2,666,325
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18		1,580,000			1,520,750

					23,331,476
Marine—0.2%
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[5]		1,595,000			1,618,925

46	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
Marine Continued
Marquette Transportation Co./Marquette Transportation Finance Corp., 10.875% Sec. Nts., 1/15/17	$	3,570,000	$	3,837,750
Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875% Sr. Sec. Nts., 11/1/17		725,000		744,031

				6,200,706
Professional Services—0.1%
Altegrity, Inc., 10.50% Sr. Unsec. Sub. Nts., 11/1/15[5]		1,275,000		1,141,125
FTI Consulting, Inc., 6% Sr. Unsec. Unsub. Nts., 11/15/22[5]		2,565,000		2,725,313

				3,866,438
Road & Rail—0.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.50% Sr. Unsec. Nts., 4/1/23[5,6]		1,680,000		1,684,200
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[5]		1,510,000		1,593,050
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[5]		4,775,000		3,509,625

				6,786,875
Trading Companies & Distributors—0.4%
Air Lease Corp., 4.75% Sr. Unsec. Unsub. Nts., 3/1/20		3,235,000		3,332,050
Aircastle Ltd., 6.25% Sr. Unsec. Nts., 12/1/19		1,225,000		1,344,438
International Lease Finance Corp.: 3.875% Sr. Unsec. Unsub. Nts., 4/15/18		1,255,000		1,255,784
4.625% Sr. Unsec. Unsub. Nts., 4/15/21		835,000		834,478
8.625% Sr. Unsec. Unsub. Nts., 9/15/15		5,000		5,706
8.75% Sr. Unsec. Unsub. Nts., 3/15/17		1,847,000		2,181,769
United Rentals North America, Inc., 7.375% Sr. Unsec. Nts., 5/15/20		1,645,000		1,834,175

				10,788,400
Information Technology—1.4%
Communications Equipment—0.1%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[5]		1,400,000		1,375,500
ViaSat, Inc., 6.875% Sr. Unsec. Unsub. Nts., 6/15/20		1,166,000		1,256,365
Zayo Group LLC/Zayo Capital, Inc., 8.125% Sr. Sec. Nts., 1/1/20		590,000		663,750

				3,295,615
Computers & Peripherals—0.1%
Seagate HDD (Cayman), 7% Sr. Unsec. Nts., 11/1/21		2,980,000		3,248,200

47	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
Electronic Equipment, Instruments & Components—0.1%
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	$	980,000	$	1,046,150
Internet Software & Services—0.2%
Equinix, Inc., 4.875% Sr. Unsec. Nts., 4/1/20		1,615,000		1,635,188
IAC/InterActiveCorp, 4.75% Sr. Unsec. Nts., 12/15/22[5]		1,610,000		1,581,825
ITC DeltaCom, Inc., 10.50% Sr. Sec. Nts., 4/1/16		2,449,000		2,588,287

				5,805,300
IT Services—0.6%
Ceridian Corp., 11.25% Sr. Unsec. Nts., 11/15/15		1,260,000		1,307,250
First Data Corp.: 8.25% Sec. Nts., 1/15/21[5]		1,565,000		1,635,425
9.875% Sr. Unsec. Nts., 9/24/15		1,220,000		1,262,700
12.625% Sr. Unsec. Nts., 1/15/21		2,860,000		3,113,825
iPayment, Inc., 10.25% Sr. Unsec. Nts., 5/15/18		4,845,000		4,505,850
WEX, Inc., 4.75% Sr. Unsec. Nts., 2/1/23[5]		2,085,000		2,027,663
				13,852,713
Semiconductors & Semiconductor Equipment—0.2%
Advanced Micro Devices, Inc., 7.50% Sr. Unsec. Nts., 8/15/22[5]		930,000		848,625
Freescale Semiconductor, Inc.: 9.25% Sr. Sec. Nts., 4/15/18[5]		2,480,000		2,734,200
10.75% Sr. Unsec. Nts., 8/1/20		1,988,000		2,266,320
				5,849,145
Software—0.1%
Infor US, Inc., 9.375% Sr. Unsec. Nts., 4/1/19		485,000		552,294
SunGard Data Systems, Inc.: 7.375% Sr. Unsec. Nts., 11/15/18		720,000		774,000
7.625% Sr. Unsec. Nts., 11/15/20		390,000		424,613

				1,750,907
Materials—3.2%
Chemicals—0.8%
ADS Waste Holdings, Inc., 8.25% Sr. Nts., 10/1/20[5]		465,000		503,363
Alphabet Holding Co., Inc., 7.75% Sr. Unsec. Nts., 11/1/17[5,7]		1,530,000		1,598,850
Braskem Finance Ltd., 5.375% Sr. Unsec. Nts., 5/2/22[5]		1,395,000		1,448,708

48	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
Chemicals Continued
Eagle Spinco, Inc., 4.625% Sr. Unsec. Nts., 2/15/21[5]	$	1,250,000	$	1,276,563
Georgia Gulf Corp., 4.875% Sr. Unsec. Nts., 5/15/23[5]		315,000		321,694
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18		1,260,000		1,310,400
Hexion US Finance Corp., 6.625% Sr. Sec. Nts., 4/15/20[5]		875,000		881,563
Huntsman International LLC: 4.875% Sr. Unsec. Nts., 11/15/20[5]		655,000		662,369
4.875% Sr. Unsec. Unsub. Nts., 11/15/20		635,000		642,144
Ineos Finance plc, 8.375% Sr. Sec. Bonds, 2/15/19[5]		1,920,000		2,131,200
LyondellBasell Industries NV, 6% Sr. Unsec. Nts., 11/15/21		670,000		797,300
Mexichem SAB de CV: 4.875% Sr. Unsec. Nts., 9/19/22[5]		1,230,000		1,306,875
6.75% Sr. Unsec. Nts., 9/19/42[5]		960,000		1,066,800
Momentive Performance Materials, Inc., 8.875% Sr. Sec. Nts., 10/15/20		1,645,000		1,702,575
PetroLogistics LP/PetroLogistics Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/20[5]		420,000		424,725
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23[5]		420,000		425,250
PQ Corp., 8.75% Sr. Sec. Nts., 5/1/18[5]		1,595,000		1,706,650
Scotts Miracle-Gro Co. (The), 6.625% Sr. Unsec. Unsub. Nts., 12/15/20		35,000		38,325
Sun Products Corp. (The), 7.75% Sr. Unsec. Nts., 3/15/21[5]		1,615,000		1,635,188
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19[5]		1,620,000		1,607,850

				21,488,392
Construction Materials—0.5%
Building Materials Corp. of America, 6.75% Sr. Nts., 5/1/21[5]		1,975,000		2,162,625
CEMEX Espana Luxembourg, 9.875% Sr. Sec. Nts., 4/30/19[5]		2,735,000		3,162,207
CEMEX Espana SA, 9.25% Sr. Sec. Nts., 5/12/20[5]		1,860,000		2,073,900
CEMEX Finance LLC, 9.375% Sr. Sec. Nts., 10/12/22[5]		2,410,000		2,813,675
Ply Gem Industries, Inc., 8.25% Sr. Sec. Nts., 2/15/18		1,685,000		1,842,969

				12,055,376

49	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
Containers & Packaging—0.5%
Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[5]	$	2,205,000	$	2,271,150
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[5]		590,000		649,000
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23[5]		3,240,000		3,159,000
Graphic Packaging International, Inc., 4.75% Sr. Unsec. Nts., 4/15/21[6]		315,000		320,119
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19		2,725,000		2,983,875
Sealed Air Corp.: 5.25% Sr. Unsec. Nts., 4/1/23[5]		1,620,000		1,630,125
6.50% Sr. Unsec. Nts., 12/1/20[5]		1,445,000		1,589,500

				12,602,769
Metals & Mining—1.2%
Aleris International, Inc.: 7.625% Sr. Unsec. Nts., 2/15/18		2,655,000		2,827,575
7.875% Sr. Unsec. Unsub. Nts., 11/1/20		2,550,000		2,715,750
Alrosa Finance SA, 7.75% Nts., 11/3/20[5]		4,320,000		5,080,104
Consolidated Minerals Ltd., 8.875% Sr. Sec. Nts., 5/1/16[5]		1,245,000		1,210,763
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[5]		1,445,000		1,611,175
CSN Resources SA, 6.50% Sr. Unsec. Unsub. Nts., 7/21/20[5]		2,550,000		2,739,975
Ferrexpo Finance plc, 7.875% Sr. Unsec. Bonds, 4/7/16[5]		2,025,000		2,030,063
JMC Steel Group, Inc., 8.25% Sr. Unsec. Nts., 3/15/18[5]		205,000		218,325
Mexico Generadora de Energia S de RL, 5.50% Sr. Sec. Nts., 12/6/32[5]		1,450,000		1,537,000
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20		600,000		679,500
Novolipetsk Steel OJSC, 4.95% Nts., 9/26/19[5]		810,000		822,353
OJSC Novolipetsk Steel via Steel Funding Ltd., 4.45% Unsec. Nts., 2/19/18[5]		2,200,000		2,205,500

50	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount			Value
Metals & Mining Continued
Samarco Mineracao SA, 4.125% Sr. Unsec. Nts., 11/1/22[5]	$	1,360,000		$	1,326,680
Severstal OAO Via Steel Capital SA: 4.45% Sr. Unsec. Nts., 3/19/18[5]		2,285,000			2,273,575
5.90% Sr. Unsec. Nts., 10/17/22[5]		1,400,000			1,396,500
Walter Energy, Inc.: 8.50% Sr. Unsec. Nts., 4/15/21[5]		835,000			857,963
9.875% Sr. Unsec. Unsub. Nts., 12/15/20[5]		1,420,000			1,547,800

					31,080,601
Paper & Forest Products—0.2%
Catalyst Paper Corp.: 11.995% Sr. Sec. Nts., 10/30/17[7]		3,308,571			2,646,857
13% Sec. Nts., 09/13/16[4,5]		842,338			817,068
NewPage Corp., 11.375% Sr. Sec. Nts., 12/31/14[8]		3,626,750			1,378,165
Norske Skogindustrier ASA, 6.125% Unsec. Bonds, 10/15/15[5]		1,875,000			1,425,000

					6,267,090
Telecommunication Services—3.4%
Diversified Telecommunication Services—1.5%
Brasil Telecom SA, 9.75% Sr. Unsec. Nts., 9/15/16[5]		2,990,000	BRR		1,542,534
Cequel Communications Escrow 1 LLC/Cequel Escrow Capital Corp., 6.375% Sr. Nts., 9/15/20[5]		6,080,000			6,338,400
Cincinnati Bell, Inc.: 8.25% Sr. Nts., 10/15/17		192,500			205,013
8.375% Sr. Unsec. Unsub. Nts., 10/15/20		625,000			653,125
8.75% Sr. Unsec. Sub. Nts., 3/15/18		720,000			718,200
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[5]		615,000			618,075
Fairpoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[5]		5,225,000			5,094,375
Frontier Communications Corp., 7.625% Sr. Unsec. Unsub. Nts., 4/15/24[6]		420,000			433,125
Intelsat Bermuda Ltd.: 11.25% Sr. Unsec. Nts., 2/4/17		310,000			330,538
11.50% Sr. Unsec. Nts., 2/4/17[7]		1,425,124			1,514,194
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20		1,460,000			1,609,650
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21[5,6]		2,095,000			2,136,900

51	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount			Value
Diversified Telecommunication Services Continued
Level 3 Communications, Inc., 8.875% Sr. Unsec. Nts., 6/1/19[5]	$	2,125,000		$	2,329,531
Level 3 Financing, Inc., 9.375% Sr. Unsec. Unsub. Nts., 4/1/19		765,000			861,543
Qtel International Finance Ltd., 3.875% Sr. Unsec. Nts., 1/31/28[5]		745,000			737,394
Telefonica Chile SA, 3.875% Sr. Unsec. Nts., 10/12/22[5]		2,125,000			2,098,217
Telemar Norte Leste SA, 5.50% Sr. Unsec. Nts., 10/23/20[5]		5,955,000			6,237,863
tw telecom holdings, inc., 5.375% Sr. Unsec. Unsub. Nts., 10/1/22		2,195,000			2,299,263
Wind Acquisition Finance SA, 7.25% Sr. Sec. Nts., 2/15/18[5]		2,535,000			2,652,244
Windstream Corp., 6.375% Sr. Unsec. Nts., 8/1/23[5]		1,045,000			1,042,388

					39,452,572
Wireless Telecommunication Services—1.9%
America Movil SAB de CV: 6.45% Sr. Unsec. Nts., 12/5/22		40,450,000	MXN		3,459,264
8.46% Sr. Unsec. Unsub. Bonds, 12/18/36		14,700,000	MXN		1,369,770
Cricket Communications, Inc., 7.75% Sr. Unsec. Nts., 10/15/20		1,960,000			1,964,900
Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23		1,165,000			1,189,756
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[5]		730,000			777,450
Digicel Ltd., 6% Sr. Unsec. Nts., 4/15/21[5]		1,320,000			1,316,700
Leap Wireless International, Inc., 4.50% Cv. Sr. Unsec. Nts., 7/15/14		1,540,000			1,576,575
MetroPCS Wireless, Inc.: 6.25% Sr. Unsec. Nts., 4/1/21[5]		1,610,000			1,644,213
6.625% Sr. Unsec. Nts., 11/15/20		2,490,000			2,611,388
6.625% Sr. Unsec. Nts., 4/1/23[5]		1,610,000			1,648,238
MTS International Funding Ltd., 8.625% Sr. Unsec. Nts., 6/22/20[5]		3,315,000			4,226,625
SBA Telecommunications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 7/15/20[5]		785,000			819,344
Sprint Capital Corp., 6.875% Sr. Unsec. Nts., 11/15/28		1,445,000			1,484,738
Sprint Nextel Corp., 9% Sr. Unsec. Nts., 11/15/18[5]		1,400,000			1,734,250
Vimpel Communications: 8.85% Sr. Unsec. Nts., 3/8/22[4]		21,900,000	RUR		709,819
8.85% Sr. Unsec. Nts., 3/8/22[4]		21,900,000	RUR		711,932

52	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount			Value
Wireless Telecommunication Services Continued
Vimpel Communications/VIP Finance Ireland Ltd. OJSC: 7.748% Sec. Nts., 2/2/21[5]	$	2,265,000	$		2,542,463
9.125% Sr. Unsec. Nts., 4/30/18[5]		4,690,000			5,589,308
VimpelCom, 7.504% Sr. Unsec. Unsub. Nts., 3/1/22[5]		5,155,000			5,749,372
VimpelCom Holdings BV: 5.95% Sr. Unsec. Unsub. Nts., 2/13/23[5]		4,110,000			4,104,863
9% Sr. Unsec. Nts., 2/28/18		64,100,000		RUR	2,120,882
Wind Acquisition Finance SA, 11.75% Sr. Sec. Nts., 7/15/17[5]		905,000			963,825
					48,315,675
Utilities—2.2%
Electric Utilities—1.1%
Electricite de France SA, 5.25% Jr. Sub. Perpetual Bonds[4,5,16]		665,000			662,345
Empresa Distribuidora y Comercializadora Norte SA, 9.75% Nts., 10/25/22[5]		805,000			386,400
Empresas Publicas de Medellin ESP: 7.625% Sr. Unsec. Nts., 7/29/19[5]		230,000			282,440
8.375% Sr. Unsec. Unsub. Nts., 2/1/21[5]		3,012,000,000		COP	1,926,327
Eskom Holdings Ltd.: 7.85% Sr. Unsec. Unsub. Nts., Series ES26, 4/2/26		37,000,000		ZAR	4,007,627
10% Nts., Series ES23, 1/25/23		46,000,000		ZAR	5,983,147
Israel Electric Corp. Ltd.: 6.70% Sr. Unsec. Nts., 2/10/17[5]		1,960,000			2,185,569
7.25% Nts., 1/15/19[5]		7,780,000			8,947,731
9.375% Sr. Sec. Nts., 1/28/20[5]		670,000			842,355
National Power Corp., 5.875% Unsec. Unsub. Bonds, 12/19/16		109,600,000		PHP	3,004,173
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[5]		455,000			495,950

					28,724,064
Energy Traders—0.7%
AES Corp. (The): 7.375% Sr. Unsec. Unsub. Nts., 7/1/21		1,045,000			1,217,425
8% Sr. Unsec. Unsub. Nts., 10/15/17		1,100,000			1,299,375
Calpine Corp.: 7.50% Sr. Sec. Nts., 2/15/21[5]		1,026,000			1,131,165
7.875% Sr. Sec. Nts., 1/15/23[5]		995,000			1,109,425
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[5]		2,965,000			3,348,398

53	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount		Value
Energy Traders Continued
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.: 10% Sr. Sec. Nts., 12/1/20[5]	$	2,370,000	$	2,678,100
11.75% Sec. Nts., 3/1/22[5]		2,605,000		3,008,775
First Wind Capital LLC, 10.25% Sr. Sec. Nts., 6/1/18[5]		345,000		368,288
Foresight Energy LLC, 9.625% Sr. Unsec. Nts., 8/15/17[5]		1,845,000		2,006,438
NRG Energy, Inc., 6.625% Sr. Unsec. Nts., 3/15/23[5]		1,455,000		1,549,575

				17,716,964
Gas Utilities—0.3%
AmeriGas Finance LLC/AmeriGas Finance Corp., 6.75% Sr. Unsec. Nts., 5/20/20		3,050,000		3,332,125
Empresa de Energia de Bogota SA ESP, 6.125% Sr. Unsec. Unsub. Nts., 11/10/21[5]		1,850,000		2,072,000
Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[5,6]		1,320,000		1,323,300
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[5]		1,855,000		2,031,225

				8,758,650
Multi-Utilities—0.1%
Abu Dhabi National Energy Co., 3.625% Sr. Unsec. Unsub. Nts., 1/12/23[5]		1,790,000		1,812,375

Total Corporate Bonds and Notes (Cost $923,917,127)				944,925,291

		Shares
Preferred Stocks—0.1%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg. (Cost $3,049,853)		3,287		3,250,843
Common Stocks—0.2%
American Media Operations, Inc.		219,796		2,527,654
Arco Capital Corp. Ltd. [3]		690,638		—
Catalyst Paper Corp. [2]		190,921		432,267
Global Aviation Holdings, Inc. [2]		400		—
Goldman Sachs Group, Inc. (The)		1,190		175,109
Nortek, Inc. [2]		24,095		1,719,419
Premier Holdings Ltd. [2]		18,514		—
Wallace Theater Holdings, Inc. (related to Sr. Sec. Nts., 6/15/13) [2,5]		1,525		8,952

Total Common Stocks (Cost $18,727,387)				4,863,401

54	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

	Units			Value
Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $0.001, Exp. 3/19/17 [2] (Cost $6,331,150)	22,685		$	816

	Principal Amount
Structured Securities—2.6%
Citigroup Funding, Inc.: Colombia (Republic of) Credit Linked Nts., 11%, 7/27/20[3]	2,500,000,000	COP		1,873,730
Ghana (Republic of) Credit Linked Nts., 13.45%, 2/19/14[3,4]	1,380,000	GHS		697,870
Citigroup Global Markets Holdings, Inc.: Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18[3]	3,255,000,000	COP		2,372,643
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	6,591,000,000	COP		5,180,551
Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24[3]	3,660,000,000	COP		2,876,774
Colombia (Republic of) Total Return Linked Bonds, Series 2, 11%, 7/27/20	2,665,000,000	COP		1,997,397
Serbia (Republic of) Credit Linked Bonds, 10.933%, 1/5/14[3,12]	77,000,000	RSD		811,765
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[8]	53,910,000	RUR		—
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[8]	97,250,000	RUR		—
Deutsche Bank AG: Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25[3,12]	1,695,673			1,235,479
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25[3,12]	2,160,549			1,574,191
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25[3,12]	1,865,288			1,359,062
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25[3,12]	1,667,333			1,214,830

55	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

		Principal Amount			Value
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25[3,12]	$	2,075,964		$	1,512,561
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.239%, 5/6/25[3,12]		2,369,398			1,726,359
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25[3,12]		1,892,872			1,379,159
Coriolanus Ltd. Sec. Credit Linked Bonds, 3.343%, 5/6/25[3,12]		1,779,219			1,296,351
Coriolanus Ltd. Sec. Credit Linked Nts., 17.236%, 12/31/17[3,15]		12,850,000	BRR		8,355,759
Opic Reforma I Credit Linked Nts., Cl. 2A, 7.746%, 5/22/15[3,4]		697,693	MXN		53,216
Opic Reforma I Credit Linked Nts., Cl. 2B, 7.746%, 5/22/15[3,4]		1,220,632	MXN		93,103
Opic Reforma I Credit Linked Nts., Cl. 2C, 7.746%, 5/22/15[3,4]		18,404,162	MXN		1,403,767
Opic Reforma I Credit Linked Nts., Cl. 2D, 7.746%, 5/22/15[3,4]		1,341,270	MXN		102,305
Opic Reforma I Credit Linked Nts., Cl. 2E, 7.746%, 5/22/15[3,4]		974,458	MXN		74,326
Opic Reforma I Credit Linked Nts., Cl. 2F, 7.746%, 5/22/15[3,4]		622,337	MXN		47,468
Opic Reforma I Credit Linked Nts., Cl. 2G, 7.746%, 5/22/15[3,4]		114,609	MXN		8,742
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., Cl. B, 10%, 7/30/24[3]		16,210,000,000	COP		12,714,039
Goldman Sachs Group, Inc. (The), United Mexican States Credit Linked Nts., 9.05%, 2/8/37[3,12]		315,000,000	MXN		2,583,462
Hallertau SPC Credit Linked Nts.: Series 2007-01, 2.559%, 12/20/17[3,4]		6,250,000			6,221,250
Series 2008-01, 9.888%, 8/2/10[3,8,12]		14,337,604	BRR		—
HSBC Bank plc: Serbia (Republic of) Credit Linked Nts., 10.909%, 1/27/14[3,12]		77,000,000	RSD		813,042
Serbia (Republic of) Credit Linked Nts., 12.168%, 6/16/14[3,12]		151,000,000	RSD		1,531,339
JPMorgan Chase & Co.: Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20[3]		1,315,000,000	COP		985,512
Colombia (Republic of) Credit Linked Nts., Series B, 10%, 7/26/24[3]		770,000,000	COP		605,202
LB Peru Trust II Certificates, Series 1998-A, 4.534%, 2/28/16[8,12]		363,871			36,387
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16[3]		1,784,000,000	COP		1,130,991

56	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

	Principal Amount		Value
Morgan Stanley: Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17[3]	4,885,000	PEN	$1,943,438
Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	51,250,946	RUR	807,794
Standard Bank plc: Ghana (Republic of) Credit Linked Nts., 13.45%, 2/19/14[3,4]	760,000	GHS	385,629
Serbia (Republic of) Credit Linked Nts., 11.30%, 1/7/14[3,12]	38,000,000	RSD	404,285
Serbia (Republic of) Credit Linked Nts., 12.405%, 2/3/14[3,12]	38,000,000	RSD	401,555
Standard Chartered Bank, Ghana (Republic of) Credit Linked Nts., 13.30%, 10/2/13[3,4]	680,000	GHS	343,551

Total Structured Securities (Cost $75,479,449)			68,154,884

	Expiration Date	Strike Price	Contracts
Options Purchased—0.0%
Australian Dollar (AUD) Put[2]	4/4/13	1 AUD per 1.020USD	1,315,000	133
British Pound Sterling (GBP) Put[2]	6/10/13	1GBP per 1.480USD	1,970,000	14,187
British Pound Sterling (GBP) Put[2]	6/10/13	1GBP per 1.480USD	1,310,000	9,434
Dual digital option with $1,000,000 payout contingent on: British pound (GBP)/United States Dollar (USD) spot rates, and; United States Dollar (USD)/Indian Rupee (INR) spot rates at expire date[2]	8/28/13	Spot trades at or below: 1 GBP per 1.4981 USD Spot trades at or below: 1 USD per 54.06 INR	105,000	5,985
Japanese Yen (JPY) Call[2]	4/25/13	1USD per 88.000JPY	233,000,000	1,337
Japanese Yen (JPY) Call[2]	5/1/13	1USD per 89.000JPY	458,000,000	7,887
Japanese Yen (JPY) Put[2]	6/12/13	1USD per 98.000JPY	581,000,000	45,463
U.S. Treasury Nts., 10 yr. Futures, 6/19/13 Put[2]	5/27/13	132.000	492	422,813
Total Options Purchased (Cost $649,994)				507,239

57	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

	Swaption Expiration Date	Notional Amount		Value
Swaptions Purchased—0.2%
Bank of America NA; Credit Default Swaption (European); Swap Terms: Paid: 5.50%; Received: Protection on iTraxx Europe Crossover Series 18 Version 1; Termination Date: 12/20/17[2]	4/18/13	1,980,000	EUR	1,002
Bank of America NA; Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Senior Financials Series 18 Version 1; Received: 1.40%; Termination Date: 12/20/17[2]	6/20/13	2,640,000	EUR	5,997
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.16875%; Received: Three-Month USD BBA LIBOR; Termination Date: 1/17/24[2]	1/16/14	1,325,000	$	39,758

58	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

	Swaption Expiration Date	Notional Amount		Value
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.175%; Received: Three-Month USD BBA LIBOR; Termination Date: 5/2/23[2]	5/1/13	$31,370,000	$	92,709
Bank of America NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.24%; Received: Three-Month USD BBA LIBOR; Termination Date: 6/10/23[2]	6/7/13	41,745,000		227,246
Barclays Bank plc; Credit Default Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Crossover Series 18 Version 1; Received: 4%; Termination Date: 12/20/17[2]	4/18/13	1,320,000	EUR	5,599
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 1.055%; Received: Three-Month USD BBA LIBOR; Termination Date: 4/22/18[2]	4/19/13	32,405,000		29,158

59	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

	Swaption Expiration Date	Notional Amount		Value
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 1.3725%; Received: Three-Month USD BBA LIBOR; Termination Date: 12/16/17[2]	12/15/15	$47,030,000	$	466,276
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 1.505%; Received: Three-Month USD BBA LIBOR; Termination Date: 1/12/18[2]	1/11/16	26,170,000		253,140
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.33%; Received: Three-Month USD BBA LIBOR; Termination Date: 6/24/43[2]	6/21/13	1,320,000		9,602
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.48%; Received: Three-Month USD BBA LIBOR; Termination Date: 4/27/47[2]	4/26/17	5,040,000		620,126

60	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

	Swaption Expiration Date	Notional Amount		Value
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 0.935%; Termination Date: 2/3/17[2]	1/31/14	$34,715,000	$	285,317
Barclays Bank plc; Interest Rate Swaption (European); Swap Terms: Paid: 3.537%; Received: Six-Month GBP BBA LIBOR; Termination Date: 1/25/46[2]	1/26/16	1,325,000	GBP	159,530
Goldman Sachs Bank USA; Interest Rate Swaption (European); Swap Terms: Paid: 3.275%; Received: Six-Month GBP BBA LIBOR; Termination Date: 12/4/45[2]	12/7/15	1,320,000	GBP	193,332
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 2%; Received: Three-Month USD BBA LIBOR; Termination Date: 6/4/23[2]	6/3/13	62,700,000		861,028

61	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

	Swaption Expiration Date	Notional Amount		Value
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 3.06%; Received: Three-Month USD BBA LIBOR; Termination Date: 8/29/43[2]	8/28/13	$5,245,000	$	200,570
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 3.32%; Received: Three-Month KRW CD KSDA; Termination Date: 1/5/23[2]	1/5/18	2,660,000,000	KRW	31,810
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: 3.70%; Received: Three-Month USD BBA LIBOR; Termination Date: 2/21/44[2]	2/20/14	20,940,000		414,996
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.0425%; Termination Date: 7/29/16[2]	7/26/13	52,380,000		119,418

62	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

	Swaption Expiration Date	Notional Amount		Value
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.48%; Termination Date: 4/15/43[2]	4/12/13	$20,980,000	$	9
Goldman Sachs International; Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 3.165%; Termination Date: 5/15/33[2]	5/14/13	21,700,000		1,059
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.13%: Received: Three-Month USD BBA LIBOR; Termination Date: 5/3/23[2]	5/2/13	15,645,000		65,884
JPMorgan Chase Bank NA; Interest Rate Swaption (European); Swap Terms: Paid: 2.484%: Received: Three-Month USD BBA LIBOR; Termination Date: 9/24/23[2]	9/23/13	2,645,000		24,017
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: 1.146%; Received: Three-Month USD BBA LIBOR; Termination Date: 5/2/18[2]	5/1/13	52,280,000		34,661
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 2.015%; Termination Date: 1/26/19[2]	1/25/17	11,110,000	EUR	204,817
UBS AG; Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 1.205%; Termination Date: 8/27/18[2]	8/28/13	3,625,000	GBP	55,008

Total Swaptions Purchased (Cost $7,546,564)				4,402,069

63	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

	Shares		Value
Investment Companies—8.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.14% [1,17]	16,720,070	$	16,720,070
Oppenheimer Master Event-Linked Bond Fund, LLC [1]	4,827,322		61,510,121
Oppenheimer Master Loan Fund, LLC [1]	9,757,026		131,400,538
Oppenheimer Short Duration Fund, Cl. Y [1]	1,010,656		10,126,773

Total Investment Companies (Cost $216,000,942)			219,757,502
Total Investments, at Value (Cost $3,159,000,548)	123.5%		3,199,016,075
Liabilities in Excess of Other Assets	(23.5)		(609,273,414)

Net Assets	100.0%	$	2,589,742,661

Footnotes to Statement of Investments

*    March 28, 2013 represents the last business day of the Fund’s quarterly period. See accompanying Notes.

Principal amount, notional amount and strike price are reported in U.S. Dollars, except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar

64	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

CHF	Swiss Franc
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
GHS	Ghana Cedi
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NGN	Nigeria Naira
NOK	Norwegian Krone
PEN	Peruvian New Sol
PHP	Philippines Peso
PLZ	Polish Zloty
RSD	Serbian Dinar
RUR	Russian Ruble
SEK	Swedish Krona
TRY	New Turkish Lira
UYU	Uruguay Peso
ZAR	South African Rand

1.  Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions		Shares March 28, 2013
Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd.[a]	15,000	-	-		15,000
Oppenheimer Institutional Money Market Fund, Cl. E	34,093,630	181,012,675	198,386,235		16,720,070
Oppenheimer Master Event-Linked Bond Fund, LLC	4,827,322	-	-		4,827,322
Oppenheimer Master Loan Fund, LLC	25,357,850	-	15,600,824		9,757,026
Oppenheimer Short Duration Fund, Cl. Y	1,010,027	629	-		1,010,656

		Value	Income		Realized Gain (Loss)
Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd.[a]		$1,423,971	$-		$-
Oppenheimer Institutional Money Market Fund, Cl. E		16,720,070	11,589		-
Oppenheimer Master Event-Linked Bond Fund, LLC		61,510,121	1,328,773	[b]	(289,342)	[b]
Oppenheimer Master Loan Fund, LLC		131,400,538	3,714,490	[c]	2,603,252	[c]
Oppenheimer Short Duration Fund, Cl. Y		10,126,773	12,462		-

		$221,181,473	$5,067,314		$2,313,910

65	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

a. Investment in a wholly-owned subsidiary. See accompanying Notes.

b. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

c. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

2. Non-income producing security.

3. Restricted security. The aggregate value of restricted securities as of March 28, 2013 was $95,253,825, which represents 3.68% of the Fund’s net assets. See accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Ally Auto Receviables Trust, Automobile Receivables Nts., Series 2012-A, Cl. D, 3.15%, 10/15/18	6/8/12	$2,110,379	$2,234,708	$124,329
AmeriCredit Automobile Receivables Trust 2013-1, Automobile Receivables-Backed Nts., Series 2013-1, Cl. E, 3.92%, 7/8/20	1/15/13- 3/25/13	2,382,467	2,411,905	29,438
Arco Capital Corp. Ltd.	2/27/07	10,359,570	-	(10,359,570)
Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16	3/11/13- 3/20/13	1,338,406	1,296,548	(41,858)
Bank of India (London), 3.625% Sr. Unsec. Unsub. Nts., 9/21/18	3/14/13	1,315,116	1,327,281	12,165
BCAP LLC Trust, Mtg. Pass-Through Certificates, Series 2012-RR6, Cl. 1A5, 2.402%, 11/1/36	6/14/12	480,928	486,780	5,852
Citigroup Funding, Inc., Colombia (Republic of) Credit Linked Nts., 11%, 7/27/20	11/27/12	1,828,143	1,873,730	45,587
Citigroup Funding, Inc., Ghana (Republic of) Credit Linked Nts., 13.45%, 2/19/14	2/7/13	710,822	697,870	(12,952)
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Bonds, 11.25%, 10/25/18	12/9/08	1,382,453	2,372,643	990,190
Citigroup Global Markets Holdings, Inc., Colombia (Republic of) Credit Linked Nts., Series 2, 10%, 7/25/24	3/28/12	2,560,451	2,876,774	316,323
Citigroup Global Markets Holdings, Inc., Serbia (Republic of) Credit Linked Bonds, 10.933%, 1/5/14	1/18/13	845,792	811,765	(34,027)
Citigroup Mortgage Loan Trust, Inc. 2012-8, Mtg. Pass-Through Certificates, Series 2012-8, Cl. 1A1, 2.671%, 10/1/35	8/1/12	1,098,157	1,091,166	(6,991)
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, Series 128, 3.006%, 5/6/25	10/8/10	1,199,164	1,235,479	36,315
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.343%, 5/6/25	4/16/09	1,225,949	1,296,351	70,402
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.266%, 5/6/25	8/18/09	1,311,413	1,379,159	67,746
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.239%, 5/6/25	9/25/09	1,644,695	1,726,359	81,664
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.187%, 5/6/25	12/17/09	1,446,578	1,512,561	65,983
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.134%, 5/6/25	3/30/10	1,166,572	1,214,830	48,258
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.10%, 5/6/25	5/18/10	1,308,937	1,359,062	50,125
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 3.061%, 5/6/25	7/16/10	1,520,757	1,574,191	53,434
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Nts., 17.236%, 12/31/17	9/19/07	5,884,118	8,355,759	2,471,641

66	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 7.746%, 5/22/15	5/21/08	$67,269	$53,216	$(14,053)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 7.746%, 5/22/15	6/12/08	117,680	93,103	(24,577)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 7.746%, 5/22/15	6/18/08	1,785,486	1,403,767	(381,719)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 7.746%, 5/22/15	7/8/08	130,028	102,305	(27,723)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 7.746%, 5/22/15	7/15/08	94,626	74,326	(20,300)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 7.746%, 5/22/15	8/8/08	61,263	47,468	(13,795)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 7.746%, 5/22/15	8/22/08	11,304	8,742	(2,562)
FDIC Trust, Commerical Mtg. Pass-Through Certificates, Series 2012-C1, Cl. A, 0.841%, 5/1/35	5/10/12	1,135,179	1,136,280	1,101
Goldman Sachs Capital Markets LP, Colombia (Republic of) Credit Linked Nts., Cl. B, 10%, 7/30/24	9/12/12	11,441,632	12,714,039	1,272,407
Goldman Sachs Group, Inc. (The), United Mexican States Credit Linked Nts., 9.05%, 2/8/37	9/12/12	3,243,022	2,583,462	(659,560)
Hallertau SPC Credit Linked Nts., Series 2007-01, 2.559%, 12/20/17	12/13/07	6,250,000	6,221,250	(28,750)
Hallertau SPC Credit Linked Nts., Series 2008-01, 9.888%, 8/2/10	5/6/08	7,188,001	-	(7,188,001)
HSBC Bank plc, Serbia (Republic of) Credit Linked Nts., 10.909%, 1/27/14	1/15/13	839,250	813,042	(26,208)
HSBC Bank plc, Serbia (Republic of) Credit Linked Nts., 12.168%, 6/16/14	12/11/12	1,501,441	1,531,339	29,898
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. B, 2.165%, 8/15/22	11/6/07	7,067,213	6,571,450	(495,763)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. C, 3.465%, 8/15/22	6/8/07	5,270,000	4,057,900	(1,212,100)
Ice 1 Em CLO Ltd./Ice 1 Em CLO Corp., Sr. Sec. Sub. Term Nts., Series 2007-1A, Cl. D, 5.465%, 8/15/22	6/8/07	5,270,000	4,084,250	(1,185,750)
Igloo Holdings Corp., 8.25% Sr. Unsec. Nts., 12/15/17	12/13/12- 12/14/12	2,870,788	2,965,370	94,582
IIRSA Norte Finance Ltd., 8.75% Sr. Nts., 5/30/24	8/3/06- 7/24/07	3,736,718	4,332,806	596,088
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., 11%, 7/28/20	8/24/10	882,017	985,512	103,495
JPMorgan Chase & Co., Colombia (Republic of) Credit Linked Nts., Series B, 10%, 7/26/24	3/13/13	628,559	605,202	(23,357)
JPMorgan Hipotecaria su Casita, 8.397% Sec. Nts., 8/26/35	3/21/07	526,714	41,737	(484,977)
Magyar Export-Import Bank RT, 5.50% Sr. Unsec. Nts., 2/12/18	12/5/12- 12/10/12	1,303,277	1,323,219	19,942
Merrill Lynch, Colombia (Republic of) Credit Linked Nts., 10%, 11/17/16	10/20/06	762,393	1,130,991	368,598
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20	3/21/13	1,375,000	1,365,547	(9,453)
Morgan Stanley, Peru (Republic of) Credit Linked Nts., 6.25%, 3/23/17	7/10/07	1,528,416	1,943,438	415,022
NC Finance Trust, Collateralized Mtg. Obligation Pass-Through Certificates, Series 1999-I, Cl. ECFD, 3.405%, 1/25/29	8/10/10	66,025	4,572	(61,453)
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08	3/6/98	242,675	-	(242,675)
Rabobank Capital Funding Trust IV, 5.556% Perpetual Bonds	10/24/12	311,774	310,613	(1,161)
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11- 4/14/11	78,722	78,938	216

67	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation (Depreciation)
Standard Bank plc, Ghana (Republic of) Credit Linked Nts., 13.45%, 2/19/14	2/7/13	393,991	385,629	(8,362)
Standard Bank plc, Serbia (Republic of) Credit Linked Nts., 11.30%, 1/7/14	12/27/12	407,567	404,285	(3,282)
Standard Bank plc, Serbia (Republic of) Credit Linked Nts., 12.405%, 2/3/14	12/5/12	394,567	401,555	6,988
Standard Chartered Bank, Ghana (Republic of) Credit Linked Nts., 13.30%, 10/2/13	2/7/13	352,799	343,551	(9,248)

		$110,456,263	$95,253,825	$(15,202,438)

4. Represents the current interest rate for a variable or increasing rate security.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $647,556,371 or 25% of the Fund’s net assets as of March 28, 2013.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 28, 2013. See accompanying Notes.

7. Interest or dividend is paid-in-kind, when applicable.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See accompanying Notes.

9. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $8,649,225 or 0.33% of the Fund’s net assets as of March 28, 2013.

10. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

11. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

12. Zero coupon bond reflects effective yield on the date of purchase.

13. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $4,611,853. See accompanying Notes.

14. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $4,601,717. See accompanying Notes.

15. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

16. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

17. Rate shown is the 7-day yield as of March 28, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$2,084,061,731	65.1%
Russia	165,912,742	5.2
Turkey	164,166,341	5.1
Brazil	142,396,537	4.4
Mexico	85,997,573	2.7

68	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Geographic Holdings	Value	Percent
Colombia	$43,851,031	1.4%
Peru	43,428,245	1.4
Hungary	43,041,411	1.3
South Africa	41,342,920	1.3
Japan	41,077,844	1.3
Venezuela	40,583,819	1.3
United Kingdom	20,268,342	0.6
Canada	19,793,139	0.6
Supranational	15,785,485	0.5
Italy	15,333,408	0.5
Nigeria	14,268,856	0.4
Ukraine	13,592,845	0.4
The Netherlands	13,161,703	0.4
France	12,997,650	0.4
Germany	12,425,756	0.4
Israel	11,975,655	0.4
Australia	11,621,122	0.4
Poland	11,298,374	0.4
Malaysia	11,284,914	0.4
Serbia	9,683,436	0.3
Spain	9,234,062	0.3
Philippines	9,225,423	0.3
Luxembourg	7,860,632	0.2
Chile	7,727,971	0.2
Croatia	6,331,223	0.2
Belgium	5,573,573	0.2
India	5,332,256	0.2
Sri Lanka	5,069,553	0.2
Ivory Coast	4,774,400	0.1
Uruguay	4,501,449	0.1
Angola	4,401,738	0.1
Dominican Republic	3,722,735	0.1
United Arab Emirates	3,074,323	0.1
Korea, Republic of South	2,910,557	0.1
China	2,835,821	0.1
Sweden	2,519,208	0.1
Kazakhstan	2,284,827	0.1
Portugal	2,213,014	0.1
Jamaica	2,094,150	0.1
Trinidad & Tobago	2,081,650	0.1
Norway	1,953,615	0.1
Ireland	1,816,901	0.1
Tanzania	1,706,600	0.1
Paraguay	1,664,850	0.1
Ghana	1,427,050	—
Denmark	1,265,023	—
Guatemala	1,198,650	—
Bolivia	1,190,818	—
Switzerland	920,041	—
Qatar	737,394	—
Finland	716,124	—
Indonesia	695,750	—
Argentina	386,400	—
European Union	217,415	—

Total	$3,199,016,075	100.0%

69	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Forward Currency Exchange Contracts as of March 28, 2013 are as follows:

Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America NA:
Brazilian Real (BRR)	Sell	57,800	BRR	5/3/13	$28,496,941	$-	$350,676
British Pound Sterling (GBP)	Buy	585	GBP	5/31/13	888,581	15,236	-
Euro (EUR)	Buy	10,040	EUR	4/2/13	12,869,815	-	126,965
Euro (EUR)	Sell	10,040	EUR	4/2/13	12,869,815	-	59,779
Hungarian Forint (HUF)	Sell	180,000	HUF	9/16/13	745,441	4,054	-
Mexican Nuevo Peso (MXN)	Buy	21,000	MXN	5/6/13	1,694,331	28,775	-
Mexican Nuevo Peso (MXN)	Sell	118,300	MXN	4/4/13-7/11/13	9,538,004	-	422,991
New Turkish Lira (TRY)	Sell	46,735	TRY	4/29/13	25,736,802	-	51,089
Peruvian New Sol (PEN)	Sell	12,750	PEN	4/30/13-6/11/13	4,916,225	13,307	9,401
Philippines Peso (PHP)	Sell	118,000	PHP	4/10/13	2,891,330	6,865	-
South African Rand (ZAR)	Buy	370	ZAR	5/31/13	39,902	-	910
South African Rand (ZAR)	Sell	234,070	ZAR	4/5/13	25,438,233	1,399,406	28,201
South Korean Won (KRW)	Buy	14,009,000	KRW	4/8/13	12,582,351	-	536,532
South Korean Won (KRW)	Sell	2,521,000	KRW	4/15/13	2,262,867	20,854	-
						1,488,497	1,586,544
Barclays Bank plc:
Brazilian Real (BRR)	Sell	26,050	BRR	5/3/13	12,843,344	52,376	-
Euro (EUR)	Sell	4,175	EUR	4/18/13-5/31/13	5,352,520	108,184	-
Hungarian Forint (HUF)	Sell	4,383,000	HUF	4/25/13-5/29/13	18,395,635	1,443,502	-
Israeli Shekel (ILS)	Buy	2,030	ILS	4/2/13	558,083	28,472	-
Israeli Shekel (ILS)	Sell	2,030	ILS	4/2/13	558,083	-	22,166
Japanese Yen (JPY)	Sell	5,160,000	JPY	5/31/13	54,838,586	3,027,111	-
Mexican Nuevo Peso (MXN)	Buy	150,990	MXN	5/6/13	12,182,241	446,659	-
Mexican Nuevo Peso (MXN)	Sell	163,600	MXN	5/6/13	13,199,646	-	483,961
Peruvian New Sol (PEN)	Sell	7,720	PEN	5/28/13	2,975,365	19,205	-
Polish Zloty (PLZ)	Buy	15,680	PLZ	4/18/13	4,807,107	-	100,806
Polish Zloty (PLZ)	Sell	2,400	PLZ	5/31/13	733,253	6,073	-
Russian Ruble (RUR)	Buy	275,880	RUR	4/25/13	8,832,327	-	202,255
Russian Ruble (RUR)	Sell	359,000	RUR	4/25/13	11,493,422	263,193	-
South African Rand (ZAR)	Sell	40	ZAR	4/5/13	4,347	58	-
						5,394,833	809,188
BNP Paribas:
Euro (EUR)	Buy	6,830	EUR	5/31/13	8,758,836	-	181,204
Euro (EUR)	Sell	13,980	EUR	5/31/13	17,928,042	136,785	-
Malaysian Ringgit (MYR)	Buy	41,840	MYR	4/25/13	13,525,136	-	174,930
						136,785	356,134
Citibank NA:
Australian Dollar (AUD)	Sell	17,185	AUD	5/22/13-5/31/13	17,813,535	3,541	89,183
Canadian Dollar (CAD)	Sell	345	CAD	5/31/13	339,139	-	3,515
Chilean Peso (CLP)	Buy	56,000	CLP	5/6/13	118,146	328	-
Colombian Peso (COP)	Buy	3,430,000	COP	4/9/13	1,877,397	-	35,940
Colombian Peso (COP)	Sell	13,033,000	COP	6/17/13-9/26/13	7,054,710	34,073	-
Euro (EUR)	Buy	1,605	EUR	5/31/13	2,058,262	-	18,608

70	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Hong Kong Dollar (HKD)	Buy	2,970	HKD	6/20/13	$382,757	$-	$91
Hungarian Forint (HUF)	Buy	558,000	HUF	4/25/13	2,342,904	-	209,433
Japanese Yen (JPY)	Buy	481,000	JPY	5/31/13	5,111,891	78,986	-
Malaysian Ringgit (MYR)	Buy	20,640	MYR	4/25/13	6,672,056	59,207	-
Mexican Nuevo Peso (MXN)	Sell	258,800	MXN	5/16/13-7/11/13	20,810,804	-	732,347
Peruvian New Sol (PEN)	Buy	11,330	PEN	5/8/13	4,369,390	6,663	-
Peruvian New Sol (PEN)	Sell	12,050	PEN	4/30/13	4,648,202	16,782	-
Philippines Peso (PHP)	Sell	5,000	PHP	4/10/13	122,514	421	-
South African Rand (ZAR)	Sell	19,230	ZAR	4/5/13	2,089,876	-	15,027
						200,001	1,104,144
Credit Suisse International:
British Pound Sterling (GBP)	Sell	850	GBP	5/31/13	1,291,101	37,510	1,967
Japanese Yen (JPY)	Sell	636,000	JPY	4/15/13	6,756,913	-	137,161
New Turkish Lira (TRY)	Sell	3,240	TRY	7/17/13	1,765,567	-	195,745
Swiss Franc (CHF)	Buy	520	CHF	5/31/13	548,207	-	10,581
						37,510	345,454
Deutsche Bank AG:
Australian Dollar (AUD)	Sell	30	AUD	5/31/13	31,089	-	123
British Pound Sterling (GBP)	Buy	2,575	GBP	4/2/13	3,912,601	19,201	-
British Pound Sterling (GBP)	Sell	2,575	GBP	4/2/13	3,912,601	-	25,381
Euro (EUR)	Sell	34,665	EUR	4/15/13-4/25/13	44,440,874	472,418	-
Hungarian Forint (HUF)	Sell	1,644,000	HUF	4/17/13-9/16/13	6,862,293	112,314	-
Japanese Yen (JPY)	Buy	864,000	JPY	4/1/13	9,178,308	8,280	-
Japanese Yen (JPY)	Sell	864,000	JPY	4/1/13	9,178,308	-	112,201
Mexican Nuevo Peso (MXN)	Buy	33,600	MXN	5/6/13	2,710,930	73,295	-
Mexican Nuevo Peso (MXN)	Sell	7,400	MXN	5/31/13	595,550	-	37,754
Norwegian Krone (NOK)	Buy	680	NOK	5/31/13	116,141	-	579
Peruvian New Sol (PEN)	Sell	4,940	PEN	5/13/13	1,904,806	-	8,453
Polish Zloty (PLZ)	Buy	60,470	PLZ	4/25/13	18,527,925	-	783,761
Polish Zloty (PLZ)	Sell	18,080	PLZ	4/25/13	5,539,687	260,762	-
						946,270	968,252
Goldman Sachs Bank USA:
Brazilian Real (BRR)	Buy	7,550	BRR	5/3/13	3,722,351	-	59,106
British Pound Sterling (GBP)	Sell	1,795	GBP	5/31/13	2,726,501	-	9,483
Canadian Dollar (CAD)	Sell	1,020	CAD	5/31/13	1,002,672	13,199	-
Colombian Peso (COP)	Sell	1,214,000	COP	5/28/13	661,605	6,530	-
Euro (EUR)	Buy	15,990	EUR	4/25/13-5/31/13	20,501,098	-	687,689
Euro (EUR)	Sell	35,745	EUR	4/8/13-5/31/13	45,833,264	1,959,146	-
Hungarian Forint (HUF)	Sell	1,029,000	HUF	4/17/13-4/25/13	4,321,407	60,306	-
Japanese Yen (JPY)	Buy	1,617,000	JPY	5/31/13	17,184,883	-	1,444,528
Japanese Yen (JPY)	Sell	378,000	JPY	5/31/13	4,017,245	43,996	20,347
Mexican Nuevo Peso (MXN)	Buy	189,500	MXN	5/16/13	15,273,847	515,625	-
New Turkish Lira (TRY)	Sell	32,500	TRY	5/15/13	17,860,107	42,760	193,094
Peruvian New Sol (PEN)	Sell	5,870	PEN	6/25/13	2,261,612	-	6
Polish Zloty (PLZ)	Buy	4,050	PLZ	4/25/13	1,240,914	-	26,131
Polish Zloty (PLZ)	Sell	1,180	PLZ	4/25/13	361,550	6,420	-
South African Rand (ZAR)	Buy	10,900	ZAR	4/5/13	1,184,589	-	6,927
South African Rand (ZAR)	Sell	16,990	ZAR	4/5/13-5/15/13	1,836,376	54,081	-
South Korean Won (KRW)	Sell	3,779,000	KRW	4/15/13	3,392,057	34,054	-
						2,736,117	2,447,311
HSBC Bank USA NA:
New Turkish Lira (TRY)	Buy	3,240	TRY	7/17/13	1,765,567	101,896	-
New Turkish Lira (TRY)	Sell	32,500	TRY	5/15/13	17,860,107	-	69,873
						101,896	69,873

71	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Counterparty/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank NA:
Chilean Peso (CLP)	Buy	367,000	CLP	5/6/13	$774,277	$10,251	$-
Colombian Peso (COP)	Sell	29,357,000	COP	4/9/13	16,068,437	322,965	-
Euro (EUR)	Buy	27,415	EUR	4/3/13-4/25/13	35,143,352	-	439,218
Euro (EUR)	Sell	20,030	EUR	4/3/13	25,676,031	19,461	-
Hungarian Forint (HUF)	Buy	243,000	HUF	4/25/13	1,020,297	-	25,635
Hungarian Forint (HUF)	Sell	2,428,000	HUF	9/16/13	10,055,171	95,524	-
Japanese Yen (JPY)	Buy	140,000	JPY	6/11/13	1,487,987	30,327	-
Malaysian Ringgit (MYR)	Buy	52,380	MYR	6/27/13	16,879,100	79,331	-
Malaysian Ringgit (MYR)	Sell	23,380	MYR	6/27/13	7,534,046	-	35,409
Mexican Nuevo Peso (MXN)	Buy	67,560	MXN	5/6/13-5/16/13	5,445,573	215,513	-
Mexican Nuevo Peso (MXN)	Sell	165,800	MXN	5/23/13-5/30/13	13,345,958	-	474,369
New Turkish Lira (TRY)	Buy	2,600	TRY	4/29/13	1,431,811	243	-
New Turkish Lira (TRY)	Sell	6,480	TRY	6/17/13	3,545,538	-	6,102
Peruvian New Sol (PEN)	Sell	1,690	PEN	4/30/13	651,906	-	1,154
Russian Ruble (RUR)	Buy	247,300	RUR	4/25/13-6/13/13	7,867,596	-	67,593
Russian Ruble (RUR)	Sell	38,600	RUR	4/25/13	1,235,783	22,599	-
South African Rand (ZAR)	Sell	69,120	ZAR	5/15/13	7,470,810	245,543	-
South Korean Won (KRW)	Sell	2,082,000	KRW	4/8/13	1,869,973	-	193

						1,041,757	1,049,673
Morgan Stanley Capital Services, Inc.:
Australian Dollar (AUD)	Buy	1,485	AUD	5/31/13	1,538,921	27,672	-
Canadian Dollar (CAD)	Buy	240	CAD	5/31/13	235,923	-	3,579
New Zealand Dollar (NZD)	Sell	7,855	NZD	5/22/13	6,548,964	-	116,741
Peruvian New Sol (PEN)	Sell	23,570	PEN	5/8/13-6/10/13	9,088,220	54,638	1,025

						82,310	121,345
Nomura Global Financial Products, Inc.:
Australian Dollar (AUD)	Sell	1,115	AUD	4/15/13	1,159,588	-	14,196
British Pound Sterling (GBP)	Buy	2,560	GBP	4/3/13	3,889,744	-	176
British Pound Sterling (GBP)	Sell	5,575	GBP	4/3/13-4/15/13	8,470,523	-	94,000
Canadian Dollar (CAD)	Sell	4,665	CAD	4/15/13	4,590,745	-	56,301
Euro (EUR)	Buy	1,950	EUR	4/25/13	2,500,016	-	38,079
Euro (EUR)	Sell	165	EUR	5/31/13	211,597	4,479	-
Japanese Yen (JPY)	Buy	859,000	JPY	4/1/13	9,125,193	10,167	-
Japanese Yen (JPY)	Sell	1,439,000	JPY	4/1/13-6/11/13	15,289,338	-	145,701
Swiss Franc (CHF)	Sell	1,070	CHF	4/15/13	1,127,360	-	2,042

						14,646	350,495
Nomura International plc
South Korean Won (KRW)	Sell	2,594,000	KRW	4/8/13	2,329,832	33,829	-
The Royal Bank of Scotland plc:
Euro (EUR)	Sell	5,235	EUR	4/25/13	6,711,582	66,644	-
New Turkish Lira (TRY)	Buy	2,880	TRY	4/29/13	1,586,006	-	3,661

						66,644	3,661

Total unrealized appreciation and depreciation						$12,281,095	$9,212,074

Spot Currency Exchange Contracts as of March 28, 2013 are as follows:

Broker/Contract Description	Buy/Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation	Unrealized Depreciation
Bank of America
Hong Kong Dollar (HKD)	Sell	678	HKD	4/2/13	$87,290	$11	$-
Goldman Sachs & Co.
Australian Dollar (AUD)	Sell	16	AUD	4/3/13	16,785	9	-
JPMorgan Chase
Euro (EUR)	Buy	24	EUR	4/2/13	30,454	-	87
Morgan Stanley & Co., Inc.
Brazilian Real (BRR)	Sell	7,914	BRR	4/1/13	3,916,562	11,956	-

Total unrealized appreciation and depreciation						$11,976	$87

72	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Futures Contracts as of March 28, 2013 are as follows:

Contract Description	Buy/Sell	Number of Contracts	Expiration Date	Value	Unrealized Appreciation (Depreciation)
Australian Treasury Bonds, 3 yr.	Sell	130	6/17/13	$14,748,430	$(45,161)
Australian Treasury Bonds, 10 yr.	Sell	12	6/17/13	1,519,255	(16,481)
CBOE Volatility Index	Sell	65	5/21/13	1,014,000	928
SPI 200 Index	Sell	20	6/20/13	2,585,686	51,177
Standard & Poor’s 500 E-Mini	Buy	257	6/21/13	20,080,695	156,215
Standard & Poor’s/Toronto Stock Exchange 60 Index	Sell	12	6/20/13	1,722,065	16,954
U.S. Long Bonds	Sell	223	6/19/13	32,216,531	(480,587)
U.S. Long Bonds	Buy	135	6/19/13	19,503,281	124,047
U.S. Treasury Nts., 2 yr.	Buy	202	6/28/13	44,531,531	297
U.S. Treasury Nts., 2 yr.	Sell	980	6/28/13	216,044,063	(53,767)
U.S. Treasury Nts., 5 yr.	Sell	184	6/28/13	22,826,063	(100,236)
U.S. Treasury Nts., 5 yr.	Buy	269	6/28/13	33,370,711	48,798
U.S. Treasury Nts., 10 yr.	Sell	1,647	6/19/13	217,378,266	(1,617,212)
U.S. Treasury Nts., 10 yr.	Buy	581	6/19/13	76,682,922	493,972
U.S. Treasury Ultra Bonds	Buy	197	6/19/13	31,045,969	238,581

					$(1,182,475)

Written Options as of March 28, 2013 are as follows:

Description	Type	Number of Contracts	Exercise Price		Expiration Date	Premiums Received	Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar (AUD)	Put	1,315,000	1AUD per 1.005USD		4/4/13	$3,780	$(1)	$3,779
British Pound Sterling (GBP)	Put	1,970,000	1GBP per 1.440USD		6/10/13	17,078	(4,030)	13,048
British Pound Sterling (GBP)	Put	1,310,000	1GBP per 1.440USD		6/10/13	11,865	(2,680)	9,185
France (Republic of) Bonds, 2.75%, 10/25/27	Put	1,325,000	98.875	EUR	10/22/13	49,408	(30,542)	18,866
Japanese Yen (JPY)	Put	610,000,000	1USD per 103.000JPY		6/12/13	25,466	(9,187)	16,279
Japanese Yen (JPY)	Call	855,000,000	1USD per 94.350JPY		4/4/13	71,345	(71,341)	4
Japanese Yen (JPY)	Call	853,000,000	1USD per 94.350JPY		4/4/13	57,943	(80,975)	(23,032)
Japanese Yen (JPY)	Put	855,000,000	1USD per 94.350JPY		4/4/13	71,345	(71,341)	4
Japanese Yen (JPY)	Put	853,000,000	1USD per 94.350JPY		4/4/13	58,458	(61,535)	(3,077)
Portugal (Republic of) Sr. Unsec. Bonds, 4.95%, 10/25/23	Put	530,000	90.100	EUR	4/22/13	14,474	(10,476)	3,998
Spain (Kingdom of) Sr. Unsec. Bonds, 5.40%, 1/31/23	Put	1,320,000	97.660	EUR	5/21/13	11,923	(2,309)	9,614
U.S. Treasury Nts., 10 yr. Futures, 6/19/13	Put	314	130.500		5/27/13	102,598	(112,844)	(10,246)

						$495,683	$(457,261)	$38,422

Exercise price is reported in U.S. Dollars (USD), except for those denoted in the following currency:
EUR	Euro

73	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Credit Default Swap Contracts as of March 28, 2013 are as follows:

Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)		Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Banco Bilbao Vizcaya Argentaria Senior Finance SAU:
UBS AG	Sell	125	EUR	3%	12/20/17	$4,874	$(2,940)	$1,934
UBS AG	Sell	125	EUR	3	12/20/17	5,012	(2,940)	2,072

	Total	250	EUR			9,886	(5,880)	4,006
Banco Santander SA
UBS AG	Sell	250	EUR	3	9/20/17	(901)	(2,825)	(3,726)

	Total	250	EUR			(901)	(2,825)	(3,726)
Barrick Gold Corp.
Goldman Sachs International	Buy	5,170		1	3/20/18	(92,340)	129,382	37,042

	Total	5,170				(92,340)	129,382	37,042
CDX Emerging Market Index, Series 19
Barclays Bank plc	Buy	5,760		5	6/20/18	681,280	(654,337)	26,943

	Total	5,760				681,280	(654,337)	26,943
Computer Sciences Corp.:
Credit Suisse International	Sell	5,140		1	3/20/18	98,547	(198,175)	(99,628)
Credit Suisse International	Sell	40		1	3/20/18	801	(1,542)	(741)

	Total	5,180				99,348	(199,717)	(100,369)
Constellation Energy Group, Inc.
Goldman Sachs International	Buy	5,140		1	3/20/18	46,379	(61,763)	(15,384)

	Total	5,140				46,379	(61,763)	(15,384)
Devon Energy Corp.
Goldman Sachs International	Buy	5,180		1	6/20/18	(56,024)	84,489	28,465

	Total	5,180				(56,024)	84,489	28,465
E.I. du Pont de Nemours & Co.
Deutsche Bank AG	Buy	5,180		1	3/20/18	150,088	(147,015)	3,073

	Total	5,180				150,088	(147,015)	3,073
Ford Motor Co.
Deutsche Bank AG	Sell	5,180		5	6/20/18	(904,069)	813,621	(90,448)

	Total	5,180				(904,069)	813,621	(90,448)
Freeport-McMoRan Copper & Gold, Inc.
Goldman Sachs International	Buy	5,180		1	6/20/18	(120,376)	151,286	30,910

	Total	5,180				(120,376)	151,286	30,910
Ireland (Republic of):
Goldman Sachs International	Buy	660		1	3/20/18	(27,725)	27,052	(673)
Goldman Sachs International	Buy	585	EUR	1	3/20/18	(21,644)	19,477	(2,167)

	Total	660				(49,369)	46,529	(2,840)
	Total	585	EUR
Goldman Sachs International	Sell	660		1	3/20/23	105,519	(112,976)	(7,457)

	Total	660				105,519	(112,976)	(7,457)
Peru (Republic of)
Deutsche Bank AG	Buy	3,605		1	6/20/18	11,126	1,777	12,903

	Total	3,605				11,126	1,777	12,903

74	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Reference Entity/ Swap Counterparty	Buy/Sell Credit Protection	Notional Amount (000’s)		Pay/ Receive Fixed Rate	Termination Date	Upfront Payment Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)
Portugal (Republic of):
Citibank NA	Sell	5,180		1%	6/20/18	$247,253	$(281,330)	$(34,077)
JPMorgan Chase Bank NA	Sell	130		1	12/20/22	33,204	(30,944)	2,260
JPMorgan Chase Bank NA	Sell	130		1	12/20/22	33,526	(30,944)	2,582
UBS AG	Sell	135		1	12/20/22	36,525	(32,134)	4,391
UBS AG	Sell	395		1	12/20/22	102,821	(94,021)	8,800
UBS AG	Buy	395		1	12/20/17	(60,358)	49,061	(11,297)

	Total	6,365				392,971	(420,312)	(27,341)
SLM Corp.
Deutsche Bank AG	Sell	5,180		5	3/20/18	(485,498)	443,131	(42,367)

	Total	5,180				(485,498)	443,131	(42,367)
Spain (Kingdom of):
Goldman Sachs International	Buy	1,325	EUR	1	3/20/23	(228,585)	225,276	(3,309)
Goldman Sachs International	Buy	1,325	EUR	1	3/20/18	(104,808)	116,610	11,802
Goldman Sachs International	Buy	505	EUR	1	3/20/23	(79,280)	85,860	6,580
UBS AG	Buy	250	EUR	1	9/20/17	(19,067)	19,124	57

	Total	3,405	EUR			(431,740)	446,870	15,130
Whirlpool Corp.
Bank of America NA	Sell	5,180		1	3/20/18	27,914	(22,294)	5,620

	Total	5,180				27,914	(22,294)	5,620

					Grand Total Buys	78,666	46,279	124,945
					Grand Total Sells	(694,472)	443,687	(250,785)

					Total Credit Default Swaps	$(615,806)	$489,966	$(125,840)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt (EUR)	500,000	EUR	$-	BBB to BBB-
Investment Grade Single Name Corporate Debt	20,720,000	USD	-	BBB to BBB-
Non-Investment Grade Single Name Corporate Debt	5,180,000	USD	-	BB+
Investment Grade Sovereign Debt	660,000	USD	-	BBB+
Non-Investment Grade Sovereign Debt	790,000	USD	395,000	BB

Total USD	$27,350,000		$395,000

Total EUR	500,000	EUR	-

*Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

75	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Interest Rate Swap Contracts as of March 28, 2013 are as follows:

Interest Rate/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value

BZDI:
Bank of America NA	10,140	BRR	BZDI	8.090%	1/2/15	$131
Bank of America NA	6,170	BRR	BZDI	8.505	1/2/15	4,573
Deutsche Bank AG	17,370	BRR	BZDI	8.080	1/2/15	3,446
Goldman Sachs International	11,550	BRR	BZDI	8.080	1/2/15	(2,675)
Goldman Sachs International	17,430	BRR	BZDI	7.785	1/2/15	(64,902)

Total	62,660	BRR				(59,427)
MXN TIIE BANXICO:
JPMorgan Chase Bank NA	28,500	MXN	5.750%	MXN TIIE BANXICO	1/9/23	(38,652)
Credit Suisse International	12,200	MXN	5.780	MXN TIIE BANXICO	1/6/23	(19,033)
Goldman Sachs International	17,500	MXN	5.780	MXN TIIE BANXICO	1/6/23	(27,302)

Total where Fund pays a fixed rate	58,200	MXN				(84,987)

Credit Suisse International	8,400	MXN	MXN TIIE BANXICO	6.645	12/24/32	23,649
Goldman Sachs International	11,000	MXN	MXN TIIE BANXICO	6.640	12/24/32	30,969
JPMorgan Chase Bank NA	18,300	MXN	MXN TIIE BANXICO	6.590	1/9/23	42,373

Total where Fund pays a variable rate	37,700	MXN				96,991

Total	95,900	MXN				12,004
Six-Month GBP BBA LIBOR
Barclays Bank plc	4,315	GBP	Six-Month GBP BBA LIBOR	2.031	3/5/23	90,473
Six-Month JPY BBA LIBOR
Barclays Bank plc	596,000	JPY	0.865	Six-Month JPY BBA LIBOR	2/6/23	(142,841)
Three-Month CAD BA CDOR:
Bank of America NA	6,685	CAD	2.295	Three- Month CAD BA CDOR	3/5/23	(12,123)

Total where Fund pays a fixed rate	6,685	CAD				(12,123)

Bank of America NA	9,230	CAD	Three- Month CAD BA CDOR	1.735	3/14/16	12,327

Total where Fund pays a variable rate	9,230	CAD				12,327

Total	15,915	CAD				204

76	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Interest Rate/ Swap Counterparty	Notional Amount (000’s)	Paid by the Fund	Received by the Fund	Termination Date	Value
Three-Month USD BBA LIBOR:
Citibank NA	5,140	0.813	Three- Month USD BBA LIBOR	10/18/17	(9,051)
Citibank NA	5,060	0.819	Three- Month USD BBA LIBOR	9/17/17	261

Total where Fund pays a fixed rate	10,200				(8,790)

Barclays Bank plc	6,465	Three- Month USD BBA LIBOR	2.050	2/6/23	54,905

Total where Fund pays a variable rate	6,465				54,905

Total	16,665				46,115
				Total Interest Rate Swaps	$(53,472)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

BRR	Brazilian Real
CAD	Canadian Dollar
GBP	British Pounds Sterling
JPY	Japanese Yen
MXN	Mexican Nuevo Peso

Abbreviations/Definitions are as follows:

BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
TIIE	Interbank Equilibrium Interest Rate

Total Return Swap Contracts as of March 28, 2013 are as follows:

Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
Custom Basket of Securities:
Citibank NA	4,866	CAD	One-Month CAD BA CDOR plus 30 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	3/10/14	$103,479
Citibank NA	4,570	AUD	One-Month AUD BBA LIBOR plus 50 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	3/10/14	97,227

77	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
Deutsche Bank AG	13,033		One-Month USD BBA LIBOR plus 30 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	2/6/14	697,240
Deutsche Bank AG	12,952		One-Month USD BBA LIBOR minus 30 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	2/6/14	(342,313)
Goldman Sachs International	26,230		One-Month USD BBA LIBOR plus 35 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	1/20/14	1,004,752
Goldman Sachs International	36,481	HKD	One-Month HKD HIBOR HKAB plus 40 basis points and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	3/11/14	(11,425)

				Reference Entity Total		1,548,960
HANG SENG INDEX futures contract expiring 4/29/13
Goldman Sachs International	25,498	HKD	If positive, the Total Return of the HANG SENG INDEX futures contract expiring 4/29/13	If negative, the absolute value of the Total Return of the HANG SENG INDEX futures contract expiring 4/29/13	5/6/13	(21,333)
S&P 100 Index
Goldman Sachs International	25,898		S&P 100 Index and if negative, the absolute value of the Total Return of a Custom Basket of Securities	If positive, the Total Return of a Custom Basket of Securities	1/7/14	(734,405)

				Total of Total Return Swaps		$793,222

78	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
HKD	Hong Kong Dollar

Abbreviations are as follows:

BA CDOR	Canada Bankers Acceptances Deposit offering Rate
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
HANG SENG	Hang Seng Bank
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
S&P	Standard & Poor’s

Volatility Swaps as of March 28, 2013 are as follows:

Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
CAD/JPY spot exchange rate
Credit Suisse International	59	CAD	13.800%	The Historic Volatility of the mid CAD/JPY spot exchange rate during the period 3/8/13 to 4/10/13	4/12/13	$(165,725)
CAD/USD spot exchange rate
Royal Bank of Scotland plc (The)	56		The Historic Volatility of the mid CAD/USD spot exchange rate during the period 3/7/13 to 4/7/13	6.250%	4/8/13	85,033
CHF/NOK spot exchange rate
Credit Suisse International	50	CHF	7.750	The Historic Volatility of the mid CHF/NOK spot exchange rate during the period 3/19/13 to 4/18/13	4/22/13	(61,559)
JPY/GBP spot exchange rate:
Goldman Sachs Bank USA	25	GBP	The Historic Volatility of the mid JPY/GBP spot exchange rate during the period 3/26/13 to 4/25/13	11.700	4/30/13	10,649

79	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Reference Entity/ Swap Counterparty	Notional Amount (000’s)		Paid by the Fund	Received by the Fund	Termination Date	Value
Royal Bank of Scotland plc (The)	25	GBP	The Historic Volatility of the mid JPY/ GBP spot exchange rate during the period 3/27/13 to 4/30/13	11.850	5/2/13	4,866

					Reference Entity Total	15,515
JPY/NZD spot exchange rate
JPMorgan Chase Bank NA	83	NZD	15.500	The Historic Volatility of the mid JPY/NZD spot exchange rate during the period 3/1/13 to 4/3/13	4/5/13	(379,125)
NOK/CHF spot exchange rate
JPMorgan Chase Bank NA	50	CHF	6.800	The Historic Volatility of the mid NOK/CHF spot exchange rate during the period 3/18/13 to 4/18/13	4/22/13	12,769
NOK/GBP spot exchange rate
Royal Bank of Scotland plc (The)	25	GBP	10.750	The Historic Volatility of the mid NOK/GBP spot exchange rate during the period 3/14/13 to 4/16/13	4/18/13	(73,679)
NZD/AUD spot exchange rate
Deutsche Bank AG	52	AUD	6.600	The Historic Volatility of the mid NZD/AUD spot exchange rate during the period 3/15/13 to 4/17/13	4/19/13	(61,692)
NZD/JPY spot exchange rate:
Bank of America NA	80	NZD	The Historic Volatility of the mid NZD/JPY spot exchange rate during the period 3/28/13 to 5/1/13	13.000	5/3/13	-

Total where Fund pays a variable rate						-

Citibank NA	82	NZD	15.150	The Historic Volatility of the mid NZD/JPY spot exchange rate during the period 2/28/13 to 4/2/13	4/4/13	(366,038)

Total where Fund pays a fixed rate						(366,038)

					Reference Entity Total	(366,038)

80	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Reference Entity/ Swap Counterparty	Notional Amount (000’s)	Paid by the Fund	Received by the Fund	Termination Date	Value
USD/CAD spot exchange rate:
Bank of America NA	56	The Historic Volatility of the mid USD/CAD spot exchange rate during the period 3/6/13 to 4/5/13	6.500	4/8/13	100,586
Deutsche Bank AG	56	The Historic Volatility of the mid USD/CAD spot exchange rate during the period 3/5/13 to 4/5/13	6.575	4/8/13	95,089
Morgan Stanley Capital Services, Inc.	56	The Historic Volatility of the mid USD/CAD spot exchange rate during the period 3/13/13 to 4/12/13	5.550	4/15/13	8,127
Morgan Stanley Capital Services, Inc.	56	The Historic Volatility of the mid USD/CAD spot exchange rate during the period 3/11/13 to 4/11/13	5.950	4/12/13	43,930
Morgan Stanley Capital Services, Inc.	56	The Historic Volatility of the mid USD/CAD spot exchange rate during the period 3/4/13 to 4/4/13	6.700	4/5/13	110,915

				Reference Entity Total	358,647

				Total Volatility Swaps	$(635,854)

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
GBP	British Pounds Sterling
NZD	New Zealand Dollar

Abbreviations/Definitions are as follows:

JPY	Japanese Yen
NOK	Norwegian Krone

81	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Fund has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.

Swap Summary as of March 28, 2013 is as follows:

Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
Bank of America NA:
	Credit Default Sell Protection	$5,180		$ (22,294)
	Interest Rate	16,310	BRR	4,704
	Interest Rate	15,915	CAD	204
	Volatility	80	NZD	-
	Volatility	56		100,586

				83,200
Barclays Bank plc:
	Credit Default Buy Protection	5,760		(654,337)
	Interest Rate	4,315	GBP	90,473
	Interest Rate	596,000	JPY	(142,841)
	Interest Rate	6,465		54,905

				(651,800)
Citibank NA:
	Credit Default Sell Protection	5,180		(281,330)
	Interest Rate	10,200		(8,790)
	Total Return	4,570	AUD	97,227
	Total Return	4,866	CAD	103,479
	Volatility	82	NZD	(366,038)

				(455,452)
Credit Suisse International:
	Credit Default Sell Protection	5,180		(199,717)
	Interest Rate	20,600	MXN	4,616
	Volatility	59	CAD	(165,725)
	Volatility	50	CHF	(61,559)

				(422,385)
Deutsche Bank AG:
	Credit Default Buy Protection	8,785		(145,238)
	Credit Default Sell Protection	10,360		1,256,752
	Interest Rate	17,370	BRR	3,446
	Total Return	25,985		354,927
	Volatility	52	AUD	(61,692)
	Volatility	56		95,089

				1,503,284
Goldman Sachs Bank USA	Volatility	25	GBP	10,649

82	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Swap Counterparty	Swap Type from Fund Perspective	Notional Amount (000’s)		Value
Goldman Sachs International:
	Credit Default Buy Protection	$3,740	EUR	$ 447,223
	Credit Default Buy Protection	21,330		330,446
	Credit Default Sell Protection	660		(112,976)
	Interest Rate	28,980	BRR	(67,577)
	Interest Rate	28,500	MXN	3,667
	Total Return	61,979	HKD	(32,758)
	Total Return	52,128		270,347

				838,372
JPMorgan Chase Bank NA:
	Credit Default Sell Protection	260		(61,888)
	Interest Rate	46,800	MXN	3,721
	Volatility	50	CHF	12,769
	Volatility	83	NZD	(379,125)

				(424,523)
Morgan Stanley Capital Services, Inc.	Volatility	168		162,972
Royal Bank of Scotland plc (The):
	Volatility	50	GBP	(68,813)
	Volatility	56		85,033

				16,220
UBS AG:
	Credit Default Buy Protection	250	EUR	19,124
	Credit Default Buy Protection	395		49,061
	Credit Default Sell Protection	500	EUR	(8,705)
	Credit Default Sell Protection	530		(126,155)

				(66,675)

		Total Swaps		$ 593,862

Notional amount is reported in U.S.Dollars (USD), except for those denoted in the following currencies:

AUD	Australian Dollar
BRR	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pounds Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican Nuevo Peso
NZD	New Zealand Dollar

83	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

As of March 28, 2013, the Fund had entered into the following written swaption contracts:

Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
iTraxx Europe Crossover Series 18 Version 1:
Bank of America NA	Credit Default Index Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Crossover Series 18 Version 1; Received: 5%; Termination Date: 12/20/17	Index Credit Default Swap; Pay Floating	1,980	EUR	4/18/13	$3,712	$(359)	$3,353
Barclays Bank plc	Credit Default Index Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Crossover Series 18 Version 1; Received: 5%; Termination Date: 12/20/17	Index Credit Default Swap; Pay Floating	1,320	EUR	6/20/13	11,809	(15,562)	(3,753)

						15,521	(15,921)	(400)
iTraxx Europe Senior Financials Series 18 Version 1
Bank of America NA	Credit Default Index Swaption (European); Swap Terms: Paid: 1%; Received: Protection on iTraxx Europe Senior Financials Series 18 Version 1; Termination Date: 12/20/17	Index Credit Default Swap; Pay Fixed	2,640	EUR	6/20/13	10,516	(3,398)	7,118
iTraxx Europe Senior Financials Series 19 Version 1:
JPMorgan Chase Bank NA	Credit Default Index Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Senior Financials Series 19 Version 1; Received: 1%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	2,645	EUR	4/18/13	16,318	(45,275)	(28,957)
JPMorgan Chase Bank NA	Credit Default Index Swaption (European); Swap Terms: Paid: Protection on iTraxx Europe Senior Financials Series 19 Version 1; Received: 1%; Termination Date: 6/20/18	Index Credit Default Swap; Pay Floating	660	EUR	4/18/13	4,774	(6,155)	(1,381)

						21,092	(51,430)	(30,338)

84	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
MXN TIIE BANXICO
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: MXN TIIE BANXICO; Received: 6.06%; Termination Date: 1/2/24	Interest Rate Swap; Pay Floating	6,630	MXN	1/14/14	$19,218	$(12,234)	$6,984
Six-Month EUR EURIBOR:
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: 2.86%; Received: Six-Month EUR EURIBOR; Termination Date: 4/18/23	Interest Rate Swap; Pay Fixed	15,050	EUR	4/19/13	216,422	(302,818)	(86,396)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.91%; Received: Six-Month EUR EURIBOR; Termination Date: 4/19/23	Interest Rate Swap; Pay Fixed	25,050	EUR	4/18/13	348,428	(573,403)	(224,975)
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: 2.919%; Received: Six-Month EUR EURIBOR; Termination Date: 4/19/43	Interest Rate Swap; Pay Fixed	15,050	EUR	4/18/13	644,791	(337,435)	307,356
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: 2.71%; Received: Six-Month EUR EURIBOR; Termination Date: 2/5/23	Interest Rate Swap; Pay Fixed	3,545	EUR	1/30/18	144,495	(167,906)	(23,411)
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: 2.90%; Received: Six-Month EUR EURIBOR; Termination Date: 1/26/27	Interest Rate Swap; Pay Fixed	2,645	EUR	1/25/17	176,994	(226,621)	(49,627)

		Total where Fund pays a fixed rate				1,531,130	(1,608,183)	(77,053)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 1.265%; Termination Date: 1/14/17	Interest Rate Swap; Pay Floating	19,935	EUR	1/13/15	113,593	(101,725)	11,868
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month EUR EURIBOR; Received: 2.677%; Termination Date: 8/29/43	Interest Rate Swap; Pay Floating	5,245	EUR	8/28/13	169,233	(102,111)	67,122

		Total where Fund pays a floating rate				282,826	(203,836)	78,990

					Total	1,813,956	(1,812,019)	1,937

85	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)		Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Six-Month GBP BBA LIBOR:
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 1.097%; Received; Six-Month GBP BBA LIBOR; Termination Date: 2/27/17	Interest Rate Swap; Pay Fixed	5,290	GBP	3/2/15	$57,745	$(63,457)	$(5,712)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.935%; Received; Six-Month GBP BBA LIBOR; Termination Date: 1/14/44	Interest Rate Swap; Pay Fixed	1,975	GBP	1/15/14	65,528	(99,817)	(34,289)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 3.685%; Received; Six-Month GBP BBA LIBOR; Termination Date: 1/14/44	Interest Rate Swap; Pay Fixed	1,975	GBP	1/15/14	62,859	(45,147)	17,712
UBS AG	Interest Rate Swaption (European); Swap Terms: Paid: 3.03%; Received: Six-Month GBP BBA LIBOR; Termination Date: 8/27/33	Interest Rate Swap; Pay Fixed	1,320	GBP	8/28/13	56,587	(93,455)	(36,868)

		Total where Fund pays a fixed rate				242,719	(301,876)	(59,157)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received; Received: 2.295%; Termination Date: 1/25/21	Interest Rate Swap; Pay Floating	4,765	GBP	1/26/16	178,161	(132,762)	45,399
Goldman Sachs Bank USA	Interest Rate Swaption (European); Swap Terms: Paid: Six-Month GBP BBA LIBOR; Received: 2.055%; Termination Date: 12/4/20	Interest Rate Swap; Pay Floating	5,020	GBP	12/7/15	189,330	(154,470)	34,860

		Total where Fund pays a floating rate				367,491	(287,232)	80,259

					Total	610,210	(589,108)	21,102

86	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Three-Month USD BBA LIBOR:
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.785%; Received: Three-Month USD BBA LIBOR; Termination Date: 2/3/34	Interest Rate Swap; Pay Fixed	6,550	1/31/14	$208,290	$(199,870)	$8,420
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: 2.83%; Received: Three-Month USD BBA LIBOR; Termination Date: 6/24/43	Interest Rate Swap; Pay Fixed	1,320	6/21/13	15,708	(16,041)	(333)
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: 0.7925%; Received: Three-Month USD BBA LIBOR; Termination Date: 7/29/16	Interest Rate Swap; Pay Fixed	52,380	7/26/13	31,428	(42,505)	(11,077)
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: 1.984%; Received: Three-Month USD BBA LIBOR; Termination Date: 9/24/23	Interest Rate Swap; Pay Fixed	2,645	9/23/13	26,053	(26,880)	(827)

		Total where Fund pays a fixed rate			281,479	(285,296)	(3,817)
Bank of America NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.51%; Termination Date: 3/10/24	Interest Rate Swap; Pay Floating	20,875	3/7/14	605,897	(441,665)	164,232
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.6775%; Termination Date: 12/16/25	Interest Rate Swap; Pay Floating	10,450	12/15/15	536,608	(632,061)	(95,453)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.005%; Termination Date: 1/12/18	Interest Rate Swap; Pay Floating	26,170	1/11/16	162,581	(194,694)	(32,113)
Barclays Bank plc	Interest Rate Swaption (European); Swap Terms: Paid: Three- Month USD BBA LIBOR; Received: 3.10%; Termination Date: 4/27/22	Interest Rate Swap; Pay Floating	20,415	4/26/17	528,749	(590,741)	(61,992)

87	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Reference Entity / Swaption Counterparty	Swaption Description	Underlying Swap Type from Fund Perspective	Notional Amount (000’s)	Expiration Date	Premium Received	Value	Unrealized Appreciation (Depreciation)
Goldman Sachs International	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.95%; Termination Date: 2/21/24	Interest Rate Swap; Pay Floating	41,885	2/20/14	586,390	(400,555)	185,835
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 2.38%; Termination Date: 5/3/23	Interest Rate Swap; Pay Floating	15,645	5/2/13	87,612	(9,049)	78,563
JPMorgan Chase Bank NA	Interest Rate Swaption (European); Swap Terms: Paid: Three-Month USD BBA LIBOR; Received: 1.685%; Termination Date: 8/29/18	Interest Rate Swap; Pay Floating	26,215	8/28/13	61,867	(38,797)	23,070

		Total where Fund pays a floating rate			2,569,704	(2,307,562)	262,142

				Total	2,851,183	(2,592,858)	258,325

			Total Written Swaptions		$5,341,696	$(5,076,968)	$264,728

Notional amount is reported in U.S. Dollars (USD), except for those denoted in the following currencies:

EUR	Euro
GBP	British Pound Sterling
MXN	Mexican Peso

Abbreviations/Definitions are as follows:

BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
EURIBOR	Euro Interbank Offered Rate
iTraxx Europe Crossover Series 18 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Europe Senior Financials Series 18 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Europe Senior Finanicals Series 19 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
TIIE	Interbank Equilibrium Interest Rate

88	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* (Unaudited)

Notes to Statement of Investments

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 28, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$756,716,220
Sold securities	115,482,603

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

89	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 28, 2013 is as follows:

Cost	$31,737,878
Market Value	$ 7,670,725
Market Value as a % of Net Assets	0.30%

Investment in Oppenheimer Global Strategic Income Fund (Cayman) Ltd. The Fund has established a Cayman Islands company that is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity related futures, options and swap contracts), exchange traded funds and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. The Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Manager.

The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Statement of Investments. Shares of the Subsidiary are valued at their net asset value per share. Gains or losses on withdrawals of capital from the Subsidiary by the Fund are recognized

90	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

on an average cost basis. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities in the annual and semiannual reports and the Fund’s Statement of Operations in the annual and semiannual reports. Distributions received from the Subsidiary are recorded as income on the ex-dividend date.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek a high level of current income principally derived from interest on debt securities. The Fund’s investments in the Master Funds are included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

91	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

92	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

93	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

94	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 28, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Wholly-Owned Subsidiary	$—	$1,423,971	$—	$1,423,971
Asset-Backed Securities	—	66,404,428	14,713,600	81,118,028
Corporate Loans	—	38,721,989	4,212,575	42,934,564
Mortgage-Backed Obligations	—	1,076,028,107	491,352	1,076,519,459
U.S. Government Obligations	—	113,270,898	—	113,270,898
Foreign Government Obligations	—	637,887,110	—	637,887,110
Corporate Bonds and Notes	—	943,469,223	1,456,068	944,925,291
Preferred Stocks	—	3,250,843	—	3,250,843
Common Stocks	2,326,795	—	2,536,606	4,863,401
Rights, Warrants and Certificates	—	—	816	816
Structured Securities	—	39,652,775	28,502,109	68,154,884
Options Purchased	422,813	84,426	—	507,239
Swaptions Purchased	—	4,402,069	—	4,402,069
Investment Companies	26,846,843	192,910,659	—	219,757,502

Total Investments, at Value	29,596,451	3,117,506,498	51,913,126	3,199,016,075

95	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Other Financial Instruments:
Appreciated swaps, at value	—	3,226,297	—	3,226,297
Depreciated swaps, at value	—	1,577,618	—	1,577,618
Futures margins	362,772	—	—	362,772
Foreign currency exchange contracts	—	12,293,071	—	12,293,071

Total Assets	$29,959,223	$3,134,603,484	$51,913,126	$3,216,475,833

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$—	$—	$—
Appreciated swaps, at value	—	(1,017,569)	—	(1,017,569)
Depreciated swaps, at value	—	(3,192,484)	—	(3,192,484)
Appreciated options written, at value	—	(201,907)	—	(201,907)
Depreciated options written, at value	(112,844)	(142,510)	—	(255,354)
Futures margins	(311,896)	—	—	(311,896)
Foreign currency exchange contracts	—	(9,212,161)	—	(9,212,161)
Appreciated swaptions written, at value	—	(1,979,577)	—	(1,979,577)
Depreciated swaptions written, at value	—	(3,097,391)	—	(3,097,391)

Total Liabilities	$(424,740)	$(18,843,599)	$—	$(19,268,339)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

96	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

The table below shows the transfers between Level 1, Level 2 and Level 3. The Fund’s policy is to recognize transfers in and tranfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 2**	Transfers into Level 3**	Transfers out of Level 3*
Assets Table
Investments, at Value:
Common Stocks	$143,954	$(1,035,957)	$1,035,957	$(143,954)

Total Assets	$143,954	$(1,035,957)	$1,035,957	$(143,954)

*	Transferred from Level 3 to Level 1 due to the presence of a readily available unadjusted quoted market price.
**	Transferred from Level 2 to Level 3 because of the lack of observable market data.

The net asset value per share of the Subsidiary is determined as of the close of the Exchange, on each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of the Subsidiary’s net assets by the number of shares that are outstanding. The Subsidiary values its investments in the same manner as the Fund as described above.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

97	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

98	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction. As of March 28, 2013, the maximum amount of loss that the Fund would incur if the counterparties to its derivative transactions failed to perform would be $22,205,330, which represents gross payments to be received by the Fund on these derivative contracts were they to be unwound as of period end. To reduce this risk the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for certain positions in swaps, over-the-counter options, swaptions, and forward currency exchange contracts for each individual counterparty. The amount of loss that the Fund would incur taking into account these master netting arrangements would be $6,664,730 as of March 28, 2013. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to International Swap and Derivatives Association, Inc. master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of March 28, 2013 the Fund has required certain counterparties to post collateral of $7,149,338.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

99	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

As of March 28, 2013, the aggregate fair value of derivative instruments with credit related contingent features in a net liability position was $4,355,982 for which the Fund has posted collateral of $4,601,717. If a contingent feature would have been triggered as of March 28, 2013, the Fund could have been required to pay this amount in cash to its counterparties. If the Fund fails to perform under these contracts and agreements, the cash and/or securities posted as collateral will be made available to the counterparty. Cash posted as collateral for these contracts, if any, is reported on the Statement of Assets and Liabilities in the annual and semiannual reports; securities posted as collateral, if any, are reported on the Statement of Investments.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

100	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended March 28, 2013, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $404,186,800 and $845,625,139, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

101	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts on various currencies to increase exposure to foreign exchange rate risk.

The Fund has sold futures contracts on various currencies to decrease exposure to foreign exchange rate risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

During the period ended March 28, 2013, the Fund had an ending monthly average market value of $161,444,744 and $575,954,864 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

102	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the period ended March 28, 2013, the Fund had an ending monthly average market value of $433,147 and $555,046 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateralized accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

103	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

During the period ended March 28, 2013, the Fund had an ending monthly average market value of $392,760 and $572,185 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk for over-the-counter options and liquidity risk.

Written option activity for the period ended March 28, 2013 was as follows:

	Call Options		Put Options
	Number of	Amount of	Number of	Amount of
	Contracts	Premiums	Contracts	Premiums
Options outstanding as of December 31, 2012	1,635,535,942	$745,170	2,145,319,399	$979,485
Options written	47,039,185,439	4,940,753	46,255,674,176	5,958,228
Options closed or expired	(35,297,691,381)	(4,135,814)	(15,839,068,261)	(3,351,117)
Options exercised	(11,669,030,000)	(1,420,821)	(30,236,155,000)	(3,220,201)

Options outstanding as of March 28, 2013	1,708,000,000	$129,288	2,325,770,314	$366,395

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The values of swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities in the annual and semiannual reports by contracts in unrealized appreciation and depreciation positions. Upfront payments paid or received, if any, affect the value of the respective swap. Therefore, to determine the unrealized appreciation (depreciation) on swaps, upfront payments paid should be subtracted from, while upfront payments received should be added to, the value of contracts reported as an asset on the Statement of Assets and Liabilities in the annual and semiannual reports. Conversely, upfront payments paid should be added to, while upfront payments received should be subtracted from the value of contracts reported as a liability. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations in the annual and semiannual reports.

104	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Swap contract agreements are exposed to the market risk factor of the specific underlying reference asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps require little or no initial cash investment, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a single security, sovereign debt, or a basket of securities (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual securities and/or, indexes that are either unavailable or considered to be less attractive in the bond market.

105	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and/or, indexes.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the period ended March 28, 2013, the Fund had ending monthly average notional amounts of $39,719,536 and $29,635,644 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended March 28, 2013, the Fund had ending monthly average notional amounts of $29,286,755 and $57,664,766 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

106	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or, include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, or an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments of a floating reference interest rate or an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

For the period ended March 28, 2013, the Fund had ending monthly average notional amounts of $49,554,042 and $30,023,451 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the volatility of the reference investment as measured by changes in its price or level while the other cash flow is based on an interest rate or the measured volatility of a different reference investment. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movement, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

107	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay the measured volatility and receive a fixed interest payment over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the fund to pay a fixed interest payment and receive the measured volatility over the period of the contract. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

For the period ended March 28, 2013, the Fund had ending monthly average notional amounts of $441,593 and $497,804 on volatility swaps which pay volatility and volatility swaps which receive volatility, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Swaptions are marked to market daily using primarily portfolio pricing services or quotations from counterparties and brokers. Purchased swaptions are reported as a component of investments in the Statement of Investments, the Statement of Assets and Liabilities in the annual and semiannual reports and the Statement of Operations in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

108	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund purchased swaptions which give it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

The Fund has purchased swaptions which give it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

The Fund has purchased swaptions which give it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual securities and, or, indexes. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has purchased swaptions which give it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual securities and, or, indexes. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate depreciates relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate appreciates relative to the preset interest rate.

109	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual securities and/or, indexes. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual securities and, or, indexes. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the period ended March 28, 2013, the Fund had an ending monthly average market value of $5,582,916 and $5,721,555 on purchased and written swaptions, respectively.

Written swaption activity for the period ended March 28, 2013 was as follows:

		Call Swaptions

	Notional	Amount of
	Amount	Premiums
Swaptions outstanding as of December 31, 2012	$253,267,387	$5,033,479
Swaptions written	660,635,000	6,344,604
Swaptions closed or expired	(566,612,387)	(6,036,387)

Swaptions outstanding as of March 28, 2013	$347,290,000	$5,341,696

Restricted Securities

As of March 28, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

Loan Commitments

Pursuant to the terms of certain credit agreements, the Fund can have unfunded loan commitments. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. As of March 28, 2013, the Fund is contractually obligated to fund commitments of $119,905 by a specified date; these unfunded commitments have been included as Corporate Loans in the Statement of Investments.

110	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013*

Federal Taxes. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 28, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$3,159,517,363
Federal tax cost of other investments	(288,652,565)

Total federal tax cost	$2,870,864,798

Gross unrealized appreciation	$130,362,776
Gross unrealized depreciation	(92,639,401)

Net unrealized appreciation	$37,723,375

111	Oppenheimer Global Strategic Income Fund/VA

STATEMENT OF INVESTMENTS March 28, 2013* / Unaudited

	Shares	Value

Common Stocks—98.8%

Consumer Discretionary—8.1%

Automobiles—0.9%
Ford Motor Co.	5,130	$67,459

Hotels, Restaurants & Leisure—1.3%
Las Vegas Sands Corp.	410	23,104

MGM Resorts International[1]	5,820	76,533

		99,637

Household Durables—1.4%
Newell Rubbermaid, Inc.	4,020	104,922

Media—1.0%
Comcast Corp., Cl. A	1,890	79,399

Multiline Retail—2.0%
Target Corp.	2,220	151,959

Specialty Retail—1.5%
Lowe’s Cos., Inc.	3,000	113,760

Consumer Staples—11.5%

Beverages—2.3%
Molson Coors Brewing Co., Cl. B, Non-Vtg.	1,990	97,371

PepsiCo, Inc.	990	78,319

		175,690

Food & Staples Retailing—3.6%
Sysco Corp.	1,090	38,335

Walgreen Co.	4,940	235,539

		273,874

Food Products—3.1%
ConAgra Foods, Inc.	1,090	39,033

Kellogg Co.	1,250	80,537

Tyson Foods, Inc., Cl. A	3,130	77,687

Unilever NV	940	38,540

		235,797

Household Products—2.0%
Procter & Gamble Co. (The)	1,980	152,579

Tobacco—0.5%
Lorillard, Inc.	950	38,333

Energy—12.0%

Energy Equipment & Services—1.0%
Baker Hughes, Inc.	1,660	77,041

Oil, Gas & Consumable Fuels—11.0%
Anadarko Petroleum Corp.	440	38,478

Apache Corp.	730	56,327

BP plc, Sponsored ADR	2,810	119,004

Chevron Corp.	2,560	304,179

Devon Energy Corp.	1,600	90,272

Exxon Mobil Corp.	1,744	157,152

	Shares	Value

Suncor Energy, Inc.	2,530	$75,925

		841,337

Financials—23.9%

Capital Markets—5.4%
BlackRock, Inc.	130	33,394

Charles Schwab Corp. (The)	2,160	38,210

Goldman Sachs Group, Inc. (The)	1,840	270,756

Northern Trust Corp.	1,380	75,293

		417,653

Commercial Banks—5.7%
CIT Group, Inc.[1]	1,040	45,219

M&T Bank Corp.	1,560	160,930

SunTrust Banks, Inc.	3,880	111,783

Wells Fargo & Co.	3,060	113,189

		431,121

Consumer Finance—0.4%
Capital One Financial Corp.	500	27,475

Diversified Financial Services—5.6%
Bank of America Corp.	10,630	129,473

Citigroup, Inc.	4,060	179,614

JPMorgan Chase & Co.	2,620	124,345

		433,432

Insurance—6.8%
ACE Ltd.	2,500	222,425

Aflac, Inc.	570	29,651

Allstate Corp. (The)	780	38,275

American International Group, Inc.[1]	1,000	38,820

Marsh & McLennan Cos., Inc.	3,050	115,809

Travelers Cos., Inc. (The)	910	76,613

		521,593

Health Care—12.4%

Biotechnology—0.6%
Amgen, Inc.	420	43,054

Health Care Equipment & Supplies—2.1%
Baxter International, Inc.	2,230	161,987

Health Care Providers & Services—3.0%
Cardinal Health, Inc.	540	22,475

Humana, Inc.	2,410	166,555

UnitedHealth Group, Inc.	690	39,475

		228,505

Pharmaceuticals—6.7%
Bristol-Myers Squibb Co.	1,440	59,314

Merck & Co., Inc.	4,820	213,189

Novartis AG, ADR	1,090	77,652

Pfizer, Inc.	2,030	58,586

1      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Roche Holding AG, Sponsored ADR	680	$39,848

Sanofi, ADR	780	39,842

Teva Pharmaceutical Industries Ltd., Sponsored ADR	430	17,062

		505,493

Industrials—13.4%

Aerospace & Defense—4.3%
Honeywell International, Inc.	3,180	239,613

United Technologies Corp.	1,020	95,299

		334,912

Air Freight & Couriers—0.2%
FedEx Corp.	180	17,676

Airlines—2.0%
Delta Air Lines, Inc.[1]	2,270	37,478

United Continental Holdings, Inc.[1]	3,520	112,675

		150,153

Commercial Services & Supplies—1.7%
Tyco International Ltd.	4,050	129,600

Construction & Engineering—1.0%
Quanta Services, Inc.[1]	2,570	73,451

Electrical Equipment—1.0%
ABB Ltd., Sponsored ADR[1]	1,000	22,760

Eaton Corp. plc	920	56,350

		79,110

Machinery—2.2%
AGCO Corp.	2,270	118,312

Navistar International Corp.[1]	1,540	53,238

		171,550

Trading Companies & Distributors—1.0%
WESCO International, Inc.[1]	1,020	74,062

Information Technology—7.3%

Communications Equipment—0.7%
Cisco Systems, Inc.	2,710	56,666

Computers & Peripherals—2.6%
Apple, Inc.	180	79,673

EMC Corp.[1]	770	18,395

SanDisk Corp.[1]	1,970	108,350

		206,418

Electronic Equipment, Instruments, & Components—1.3%
TE Connectivity Ltd.	2,280	95,601

Semiconductors & Semiconductor Equipment—2.2%
Microchip Technology, Inc.	630	23,159

Micron Technology, Inc.[1]	4,080	40,718

	Shares	Value

Xilinx, Inc.	2,780	$106,113

		169,990

Software—0.5%
Oracle Corp.	1,070	34,604

Materials—2.7%

Chemicals—2.7%
Celanese Corp., Series A	1,140	50,217

LyondellBasell Industries
NV, Cl. A	1,242	78,606

Mosaic Co. (The)	1,240	73,916

		202,739

Telecommunication Services—4.7%

Diversified Telecommunication Services—3.8%
CenturyLink, Inc.	1,080	37,940

Verizon Communications, Inc.	5,100	250,665

		288,605

Wireless Telecommunication Services—0.9%
Vodafone Group plc, Sponsored ADR	2,320	65,911

Utilities—2.8%

Electric Utilities—2.5%
American Electric Power Co., Inc.	2,280	110,876

Edison International	1,660	83,531

		194,407

Multi-Utilities—0.3%
PG&E Corp.	520	23,156

Total Common Stocks (Cost $6,403,674)		7,550,711

Investment Company—3.9%
Oppenheimer Institutional
Money Market Fund, Cl. E, 0.14%[2,3] (Cost $298,914)	298,914	298,914

Total Investments, at Value (Cost $6,702,588)	102.7%	7,849,625

Liabilities in Excess of Other Assets	(2.7)	(209,995)

Net Assets	100.0%	$7,639,630

2      OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / (Continued)

Footnotes to Statement of Investments

*March 28, 2013 represents the last business day of the Fund’s quarterly period. See accompanying Notes.

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 28, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2012	Gross Additions	Gross Reductions	Shares March 28, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	60,104	1,126,665	887,855	298,914

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$298,914	$61

3. Rate shown is the 7-day yield as of March 28, 2013.

3      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited

The fund has changed its name to Oppenheimer Equity Income Fund/VA from Oppenheimer Value Fund/VA.

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued

4      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or

5      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

  (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of March 28, 2013 based on valuation input level:

6      OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

		Level 1— Unadjusted Quoted Prices		Level 2— Other Significant Observable Inputs		Level 3— Significant Unobservable Inputs		Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$	617,136	$	—	$	—	$	617,136
Consumer Staples		876,273		—		—		876,273
Energy		918,378		—		—		918,378
Financials		1,831,274		—		—		1,831,274
Health Care		939,039		—		—		939,039
Industrials		1,030,514		—		—		1,030,514
Information Technology		563,279		—		—		563,279
Materials		202,739		—		—		202,739
Telecommunication Services		354,516		—		—		354,516
Utilities		217,563		—		—		217,563
Investment Company		298,914		—		—		298,914

Total Assets	$	7,849,625	$	—	$	—	$	7,849,625

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 28, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$6,736,908

Gross unrealized appreciation	$1,189,956
Gross unrealized depreciation	(77,239)

Net unrealized appreciation	$1,112,717

7      OPPENHEIMER EQUITY INCOME FUND/VA

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/28/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	5/8/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.

William F. Glavin, Jr.
Principal Executive Officer
Date:	5/8/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	5/8/2013